As filed with the U.S. Securities and Exchange Commission on April 25, 2014
Registration No. 333-152408

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

SEC File No 811-8329

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 8 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 56 [X]

John Hancock Life Insurance Company of New York Separate Account B

(Exact Name of Registrant)

John Hancock Life Insurance Company of New York

(Name of Depositor)

197 Clarendon Street
Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company of New York
U.S. INSURANCE LAW
JOHN HANCOCK PLACE
BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X ] on April 30, 2014 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 30, 2014

for interests in

John Hancock Life Insurance Company of New York Separate Account B

Interests are made available under

CORPORATE VUL

a flexible premium variable universal life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock NY and the following investment accounts:

500 Index B
Active Bond
All Cap Core
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  Starting on the next page is a Table of Contents for this prospectus.
  The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock NY and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock NY representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

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SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the investment accounts that you choose. The amount we pay to the policy’s beneficiary upon the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the “Detailed Information” section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

In your application for the policy you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” The Total Face Amount is comprised of the Base Face Amount and any Supplemental Face Amount you elect based on your individual needs and objectives. Some of these considerations are discussed under “Base Face Amount vs. Supplemental Face Amount” in this prospectus; however, you should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. You should also consider that the amount of compensation paid to the selling broker-dealer will generally be less if you elect greater portions of Supplemental Face Amount coverage at issue (see “Distribution of policies”).

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:

  Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).
  Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death , or (2) the minimum death benefit.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any Surrender fee that applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus any gain or minus any loss of the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”). If you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under section 1035 of the Internal Revenue Code, there may also be a Replacement fee deducted from the net cash surrender value.

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Withdrawals

After the first policy year, you may make a withdrawal of part of your surrender value. Generally, each withdrawal must be at least $500. Your policy value is automatically reduced by the amount of the withdrawal. A withdrawal may also reduce the Total Face Amount (see “Surrender and withdrawals — Withdrawals”). We reserve the right to refuse any withdrawal if it would reduce the net cash surrender value or the Total Face Amount below certain minimum amounts.

Policy loans

If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.

Optional supplementary benefit riders

When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations —  Optional supplementary benefit riders you can add”).

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of John Hancock Life Insurance Company of New York Separate Account B (“Separate Account”), a separate account operated by us under New York law. There is also a “fixed account” option that provides a fixed rate of return. The variable investment options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as “investment accounts.” The fixed account and the investment accounts are sometimes collectively referred to in this prospectus as the “accounts.” The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly traded mutual funds. You can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.

Summary of policy risks

Lapse risk

If the net cash surrender value is insufficient to pay the charges when due, your policy can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you’ve chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.

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Transfer risk

There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account option are more restrictive than those that apply to transfers out of investment accounts.

Early surrender risk

Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If

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the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is a tax risk associated with policy loans . Although no part of a loan is treated as income to you when the loan is made (unless your policy is a “modified endowment contract”), surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains five tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. The charges shown in these tables may not be particularly relevant to your current situation. For more information, contact your John Hancock NY representative. Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.

The first table below describes the fees and expenses that you will pay at the time that you transfer policy value between investment accounts or upon a section 1035 Exchange or replacement of your policy. The table also describes the deferred premium charge. The deferred premium charge is calculated at the end of every policy year in which premiums are paid. The premium charge is then assessed monthly over ten policy years in 120 equal monthly amounts. A portion of the deferred premium charge is used to cover premium taxes. Currently, the premium tax in New York is 0.7% of each premium payment.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum deferred premium charge	Upon making a premium payment (charge deducted monthly over a ten year period beginning in the policy year following the premium payment)(1)	0.13% monthly for ten policy years for each premium payment
Maximum transfer fee	Upon each transfer into or out of an investment account beyond an annual limit of not less than twelve	$25 (currently $0)(2)
Replacement fee(3)	Upon a policy replacement or 1035 Exchange for the first ten policy years
Minimum charge		$3.37 per $1,000 of Total Face Amount
Maximum charge		$37.69 per $1,000 of Total Face Amount
Charge for representative insured person		$12.60 per $1,000 of Total Face Amount
Surrender fee(4)	Upon a withdrawal or surrender of the policy (if such surrender is not subject to a Replacement fee) during the first 7 policy years
Minimum charge		$1.05 per $1,000 of Total Face Amount
Maximum charge		$14.63 per $1,000 of Total Face Amount
Charge for representative insured person		$2.88 per $1,000 of Total Face Amount

(1)	At the end of the first and every policy year thereafter, we calculate a deferred premium charge on the basis of the total of the premiums paid during that policy year, multiplied by a rate not to exceed 0.13% (15% on a cumulative basis). The premium charge is then deducted monthly over ten policy years in 120 equal monthly amounts beginning in the policy year following the premium payment.
(2)	This charge is not currently imposed, but we reserve the right to do so in the policy.
(3)	A Replacement fee is imposed for the first ten policy years if you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under section 1035 of the Internal Revenue Code. The fee is a percentage of the premiums we receive in the first policy year that do not exceed the Replacement Fee Calculation Limit stated in your policy. The percentage applied is dependent upon the policy year during which the replacement occurs and grades down proportionately at the beginning of each policy month until it reaches zero. The Replacement Fee Calculation Limit varies by issue age, sex and amounts of Base Face Amount and Supplemental Face Amount elected at issue. The maximum rate shown in the table

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is for a 70 year old male with all Base Face Amount. The minimum rate shown in the table is for a 20 year old female with 10% Base Face Amount and 90% Supplemental Face Amount. The representative insured person referred to in the table is for a 45 year old male with 50% Base Face Amount and 50% Supplemental Face Amount.
(4)	This fee is applicable only to policies issued with the Surrender Fee Endorsement, which we may also refer to as the “Early Termination Fee Endorsement.” The fee deducted will be equal to the percentage shown in your policy multiplied by the lesser of either the sum of premiums paid to date at the time the fee is applied or the Calculation Limit shown in your policy. The Calculation Limit varies by issue age, sex of the insured person and policy duration. The minimum rate shown in the table is for a 20 year old female; the maximum rate is for a 90 year old male; and the rate for the representative insured person referred to in the table is for a 45 year old male. The fees shown in the table are the amounts that would apply to a surrender in the first policy year of the charge period assuming the premiums that have been paid are equal to the Calculation Limit in the first policy year. See “Description of charges at the policy level - Deductions from policy value” or contact your John Hancock representative for more information about whether this fee will be applicable to your policy.

The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy . These tables do not include fees and expenses paid at the portfolio level. The second table is devoted only to optional supplementary rider benefits. For more information about the cost of insurance rates and other charges talk to your John Hancock NY representative.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Cost of insurance charge(1)	Monthly
Minimum charge		$0.04 per $1,000 of NAR	$0.01 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative insured person		$0.22 per $1,000 of NAR	$0.05 per $1,000 of NAR
Base Face Amount charge(2)	Monthly
Minimum charge		$0.09 per $1,000 of Base Face Amount in policy years 1-20	$0.01 per $1,000 of Base Face Amount
Maximum charge		$2.44 per $1,000 of Base Face Amount in policy years 1-20	$1.23 per $1,000 of Base Face Amount
Charge for representative insured person		$0.24 per $1,000 of Base Face Amount in policy years 1-20	$0.04 per $1,000 of Base Face Amount
Administrative charge	Monthly	$15.00	$15.00
Asset-based risk charge(3)	Monthly
Maximum charge		0.14% of policy value	0.00% of policy value
Maximum policy loan interest rate(4)	Accrues daily Payable annually	4.00%	3.75%

(1)The cost of insurance charge is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the sex of the insured person. The minimum guaranteed and current rates shown in the table are the rates in the first policy year for a policy issued to cover a 20 year old female super preferred underwriting risk. The maximum guaranteed and current rates are the rates in the first policy year for a 90 year old male substandard smoker underwriting risk. This includes the so-called “extra mortality charge.” The representative insured person guaranteed and current rates shown in the table are for a 45 year old male standard non-smoker underwriting risk in the first policy year.

(2)This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, issue age, and risk classification of the insured person and duration (Policy Year). The minimum guaranteed and current rates shown in the table is for a 20 year old female super preferred underwriting risk in policy year one. The maximum guaranteed and current rates shown in the table is for a 90 year old male standard smoker underwriting risk in policy year 1. The representative insured person guaranteed and current rates shown in the table is for a 45 year old male standard non-smoker underwriting risk in policy year 1.

(3)	This charge only applies to the portion of the policy value held in the investment accounts. The charge determined does not apply to any fixed account. This charge is currently not imposed, but we reserve the right to do so in the policy. The maximum asset-based risk charge varies based on the amount of Base Face Amount and Supplemental Face Amount elected at issue. The maximum guaranteed charge shown in the table is for a policy with 10% Base Face Amount and 90% Supplemental Face Amount at issue. If you elect greater proportions of Supplemental Face Amount coverage at issue, the guaranteed limit upon the asset-based risk charge we provide will be

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higher. For example, a policy with 50% Base Face Amount and 50% Supplemental Face Amount at issue would have a guaranteed charge of 0.09% of policy value. For a policy with 100% Base Face Amount and 0% Supplemental Face Amount at issue, the guaranteed charge would be 0.03% of policy value. The current charge is the same for all policies, regardless of the percentages of Base Face Amount at issue and Supplemental Face Amount at issue.

(4)4.00% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.00% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%. The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.00%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

Rider Charges
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Overloan Protection Rider (1)	At exercise of benefit
Minimum charge		0.04%	0.04%
Maximum charge		8.00%	8.00%
Return of Premium Death Benefit Rider(2)	Monthly
Minimum charge		$0.04 per $1,000 of NAR	$0.01 per $1,000 per NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative insured person		$0.22 per $1,000 of NAR	$0.05 per $1,000 of NAR

(1)	The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The guaranteed minimum rate for the guideline premium test is 0.04% (currently 0.04%) and the guaranteed maximum rate is 2.50% (currently 2.50%). The guaranteed minimum rate for the cash value accumulation test is 0.04% (currently 0.04%) and the guaranteed maximum rate is 8.00% (currently 8.00%). The minimum rate shown in the table is for an insured person who has reached attained age 120 and the guideline premium test or the cash value accumulation test has been elected. The maximum rate shown is for an insured person who has reached attained age 75 and the cash value accumulation test has been elected.
(2)	The Return of Premium Death Benefit Rider charge is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the sex of the insured person. The minimum guaranteed and current rates shown in the table are the rates in the first policy year for a policy issued to cover a 20 year old female super preferred underwriting risk. The maximum guaranteed and current rates are the rates in the first policy year for a 90 year old male substandard smoker underwriting risk. The minimum current rates shown in the table are the rates in the first policy year for a policy issued to cover a 20 year old female super preferred non-smoker underwriting risk. This includes the so-called “extra mortality charge.” The representative insured person guaranteed and current rates shown in the table are for a 45 year old male standard non-smoker underwriting risk in the first policy year.

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The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.48%	1.64%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, American New World and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2013.

Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
500 Index B1	0.46%	0.00%	0.02%	0.00%	0.48%
Active Bond[2]	0.60%	0.00%	0.04%	0.01%	0.65%
All Cap Core[2]	0.78%	0.00%	0.04%	0.01%	0.83%
Alpha Opportunities	0.97%	0.00%	0.05%	0.00%	1.02%
American Asset Allocation[3]	0.28%	0.60%	0.05%	0.00%	0.93%
American Global Growth[3]	0.52%	0.60%	0.07%	0.00%	1.19%
American Growth[3]	0.33%	0.60%	0.04%	0.00%	0.97%
American Growth-Income[3]	0.27%	0.60%	0.04%	0.00%	0.91%
American International[3]	0.49%	0.60%	0.08%	0.00%	1.17%
American New World[3]	0.73%	0.60%	0.12%	0.00%	1.45%
Blue Chip Growth	0.78%	0.00%	0.04%	0.00%	0.82%
Bond	0.57%	0.00%	0.03%	0.00%	0.60%
Capital Appreciation	0.70%	0.00%	0.04%	0.00%	0.74%
Capital Appreciation Value[2]	0.81%	0.00%	0.05%	0.02%	0.88%
Core Bond[2]	0.59%	0.00%	0.03%	0.01%	0.63%
Core Strategy[2]	0.04%	0.00%	0.03%	0.54%	0.61%
Emerging Markets Value	0.95%	0.00%	0.13%	0.00%	1.08%
Equity-Income[2]	0.78%	0.00%	0.04%	0.01%	0.83%
Financial Services	0.78%	0.00%	0.08%	0.00%	0.86%
Franklin Templeton Founding Allocation[2]	0.04%	0.00%	0.03%	0.90%	0.97%
Fundamental All Cap Core	0.67%	0.00%	0.04%	0.00%	0.71%
Fundamental Large Cap Value	0.65%	0.00%	0.04%	0.00%	0.69%
Fundamental Value	0.76%	0.00%	0.04%	0.00%	0.80%
Global[4]	0.81%	0.00%	0.10%	0.00%	0.91%
Global Bond	0.70%	0.00%	0.10%	0.00%	0.80%
Health Sciences	0.97%	0.00%	0.07%	0.00%	1.04%
High Yield	0.67%	0.00%	0.07%	0.00%	0.74%
International Core	0.89%	0.00%	0.13%	0.00%	1.02%
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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
International Equity Index B1	0.53%	0.00%	0.03%	0.00%	0.56%
International Growth Stock[2]	0.79%	0.00%	0.13%	0.01%	0.93%
International Small Company	0.95%	0.00%	0.17%	0.00%	1.12%
International Value	0.80%	0.00%	0.12%	0.00%	0.92%
Investment Quality Bond	0.58%	0.00%	0.06%	0.00%	0.64%
Lifestyle Aggressive MVP[2,5]	0.04%	0.00%	0.04%	0.88%	0.96%
Lifestyle Balanced MVP[2,5]	0.04%	0.00%	0.02%	0.68%	0.74%
Lifestyle Conservative MVP[2,5]	0.04%	0.00%	0.02%	0.65%	0.71%
Lifestyle Growth Trust MVP[2,5]	0.04%	0.00%	0.02%	0.70%	0.76%
Lifestyle Moderate MVP[2,5]	0.04%	0.00%	0.02%	0.67%	0.73%
Mid Cap Index[2,6]	0.48%	0.00%	0.02%	0.01%	0.51%
Mid Cap Stock	0.83%	0.00%	0.04%	0.00%	0.87%
Mid Value[2]	0.95%	0.00%	0.04%	0.01%	1.00%
Money Market B1	0.50%	0.00%	0.04%	0.00%	0.54%
Natural Resources	1.00%	0.00%	0.11%	0.00%	1.11%
PIMCO VIT All Asset[7]	0.43%	0.45%	0.76%	0.00%	1.64%
Real Estate Securities	0.70%	0.00%	0.05%	0.00%	0.75%
Real Return Bond[8]	0.70%	0.00%	0.24%	0.00%	0.94%
Science & Technology[2]	1.03%	0.00%	0.05%	0.01%	1.09%
Short Term Government Income	0.56%	0.00%	0.04%	0.00%	0.60%
Small Cap Growth	1.06%	0.00%	0.04%	0.00%	1.10%
Small Cap Index[2,9]	0.49%	0.00%	0.03%	0.09%	0.61%
Small Cap Opportunities[2,4]	1.00%	0.00%	0.06%	0.03%	1.09%
Small Cap Value[2]	1.04%	0.00%	0.04%	0.04%	1.12%
Small Company Value[2]	1.03%	0.00%	0.05%	0.21%	1.29%
Strategic Income Opportunities	0.64%	0.00%	0.09%	0.00%	0.73%
Total Bond Market B2	0.47%	0.00%	0.02%	0.01%	0.50%
Total Return[4]	0.68%	0.00%	0.04%	0.00%	0.72%
Total Stock Market Index	0.48%	0.00%	0.03%	0.00%	0.51%
Ultra Short Term Bond	0.55%	0.00%	0.07%	0.00%	0.62%
U.S. Equity[2]	0.75%	0.00%	0.03%	0.01%	0.79%
Utilities	0.83%	0.00%	0.07%	0.00%	0.90%
Value[2]	0.70%	0.00%	0.04%	0.01%	0.75%

1 John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the portfolio’s net Total Fund Operating Expenses do not exceed its “Total Fund Operating Expenses” as shown in the table above. A portfolio’s “Total Fund Operating Expenses” includes all of its operating expenses including advisory and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, acquired fund fees, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio’s business. JHIMS’ obligation to provide this waiver or reimbursement will remain in effect until April 30, 2015 unless renewed by mutual agreement of the fund and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the portfolios would be as indicated below. For more information, please refer to the prospectus for the portfolio.

Portfolio	Total Fund Operating Expenses
500 Index B	0.25%
International Equity Index B	0.34%
Money Market B	0.28%
Total Bond Market B	0.26%

2 “Acquired Fund Fees and Expenses” are based on indirect net expenses associated with the portfolio’s investments in underlying funds (each an “Acquired Fund”) and are included in the portfolio’s “Total Fund Operating Expenses.” The “Total Fund Operating Expenses”

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shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the Financial Highlights section of the prospectus for the portfolio, which does not include “Acquired Fund Fees and Expenses.” For more information, please refer to the prospectus for the portfolio.

3 The table reflects the combined fees of the feeder fund and the master fund.

4 John Hancock Investment Mangement Services, LLC (“JHIMS”) has contractually agreed to waive its advisory fee so that the amount retained by JHIMS after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. The current expense limitation agreement expires on April 30, 2015 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this expense waiver. If this expense waiver had been reflected, the “Total Fund Operating Expenses” for the Global and Small Cap Opportunities portfolios would be 0.90% and 1.00%, respectively. For more information, please refer to the prospectus for the portfolio.

5 John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to reduce its management fee and/or make payment to the portfolio in an amount equal to the amount by which “Other Expenses” of the fund exceed 0.00% of the average annual net assets (on an annualized basis) of the portfolio. “Other Expenses” means all of the expenses of the portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business, distribution and service (Rule 12b-1) fees, printing and postage, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2017 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. JHIMS may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the portfolio is below its expense limitation during this period. The fees shown in the table do not reflect this expense waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the portfolios would be as indicated below. For more information, please refer to the prospectus for the portfolio.

Portfolio	Total Fund Operating Expenses
Lifestyle Aggressive MVP	0.92%
Lifestyle Balanced MVP	0.72%
Lifestyle Conservative MVP	0.69%
Lifestyle Growth MVP	0.74%
Lifestyle Moderate MVP	0.71%

6 John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive its management fee by 0.10% as a percentage of the portfolio’s average annual net assets. The current expense limitation agreement expires on April 30, 2015 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver. If this waiver had been reflected, the “Total Fund Operating Expenses” for the portfolio would be 0.41%. For more information, please refer to the prospectus for the portfolio.

7 Pacific Investment Management Company LLC (“PIMCO”) has contractually agreed through May 1, 2015, to reduce its management fee to the extent that the underlying fund expenses attributable to management, supervisory and administrative fees exceeds 0.64% of the total assets invested in the underlying funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of underlying fund expenses attributable to management, supervisory and administrative fees that is different from the calculation of “Acquired Fund Fees and Expenses” shown in the table. “Acquired Fund Fees and Expenses” include interest expense of 0.01%. Interest expense is based on the amount incurred during an underlying fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the underlying fund for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the underlying fund’s use of such investments as an investment strategy. “Total Fund Operating Expenses” excluding interest expense of the underlying fund is 1.64%. The fees shown in the table do not reflect the expense waiver. If this expense waiver had been reflected, the “Total Fund Operating Expenses” (excluding the interest expense of the underlying funds) would be 1.52%. The “Total Fund Operating Expenses” shown may not correlate to the portfolio’s ratio of expense to average net assets shown in the Financial Highlights section of the prospectus for the portfolio, which does not include “Acquired Fund Fees and Expenses.” For more information, please refer to the prospectus for the portfolio.

8 “Other Expenses” reflect interest expense resulting from the portfolio’s use of certain investments such as reverse repurchase agreements or sale-buybacks. Such expense is required to be treated as a portfolio expense for accounting purposes. Any interest expense amount will vary based on the portfolio’s use of those investments as an investment strategy. Had these expenses been excluded, “Other Expenses” would be 0.11%. For more information, please refer to the prospectus for the portfolio.

9 John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive its management fee by 0.05% as a percentage of the portfolio’s average annual net assets. The current expense limitation agreement expires on April 30, 2015 unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver. If this waiver had been reflected, the “Total Fund Operating Expenses” for the portfolio would be 0.56%. For more information, please refer to the prospectus for the portfolio.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2013, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC. (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

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The portfolios available under the policies, the portfolio managers (engaged by JHIMS or PIMCO) and the investment objective for the portfolio are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
All Cap Core	QS Investors, LLC	To seek to provide long-term growth of capital.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Services	Davis Selected Advisers, L.P.	To seek to provide growth of capital.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.

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Portfolio	Portfolio Manager	Investment Objective
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Fundamental Value	Davis Selected Advisers, L.P.	To seek to provide capital growth.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide high total return.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
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Portfolio	Portfolio Manager	Investment Objective
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek to provide long-term total return.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Real Return Bond	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index.*
Total Return	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide long-term capital appreciation.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.

*The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

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If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

Valuation

We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

Voting interest

We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock NY to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock NY

John Hancock NY is a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned

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subsidiary of John Hancock Life Insurance Company (U.S.A.). Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. However, neither John Hancock NY nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account B

The investment accounts shown on page 1 are in fact subaccounts of John Hancock Life Insurance Company of New York Separate Account B, a separate account operated by us under New York law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock NY other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock NY’s other assets. John Hancock NY is obligated to pay all amounts promised to policy owners under the policies.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed account

Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account — the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 2%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Effective July 27, 2010, we will automatically issue all policies described in this prospectus with the Allocations and Transfers Endorsement. This endorsement limits the combined amount of premiums and policy value that may be allocated and/or transferred to all fixed accounts under your policy (and certain other policies), as described under the “Policy value - Transfers of existing policy value” section of your prospectus.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 900% of the Base Face Amount at the Issue Date. Thereafter, increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in

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the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” below.

When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.

  Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described below).
  Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death , or (2) the minimum death benefit.

For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

If the insured person commits suicide within two years from the Issue Date of the policy, the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.

Also if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.

Base Face Amount vs. Supplemental Face Amount

As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. Some of these factors include the following:

  As shown in the Fee Tables, there is a charge per $1000 of Base Face Amount. This means for the same amount of Total Face Amount, your Base Face Amount charges deducted from policy value will be higher if you elect greater proportions of Base Face Amount at issue versus Supplemental Face Amount.
  However, if you elect greater proportions of Supplemental Face Amount coverage at issue, the guaranteed limit upon the asset-based risk charge we provide will be higher. As shown in the Fee Tables, the “maximum” guaranteed charge of 0.14% of policy value is for a policy with 90% Supplemental Face Amount at issue. A policy with 50% Supplemental Face Amount at issue would have a guaranteed charge of 0.09%; whereas a policy with 100% Base Face Amount at issue would have a guaranteed charge of 0.03%. Please see the Fee Tables for a description of the guaranteed and current asset-based risk charges in all policy years. The asset-based risk charge percentages assessed on a current basis may be the same for both Base Face Amount and Supplemental Face Amount.
  Also, after the insured person reaches or would have reached age 121, any Supplemental Face Amount will terminate. If your priority is to maximize the death benefit when the insured person reaches or would have reached age 121, then you may wish to maximize the proportion of the Base Face Amount.

The charges applied to Base Face Amount will tend to result in lower cash value accumulation, or alternatively higher premium payments, for the same amount of death benefit compared to Supplemental Face Amount coverage. However, if the Company should increase the asset-based risk charges under your policy to the maximum limits, the higher guaranteed asset-based risk charge resulting from a higher amount of Supplemental Face Amount at issue could increase the policy’s risk of lapse, requiring additional premium payments. You should also consider that the amount of compensation paid to the selling broker-dealer will be higher if you elect greater proportions of Base Face Amount coverage at issue.

Ultimately, individual needs and objectives vary. You should discuss your individual needs with your registered representative.

The minimum death benefit

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law — the “guideline premium test” and the

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“cash value accumulation test.” You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.

Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:

Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%

A table showing the factor for each age will appear in the policy.

Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years (see “Tax considerations”).

To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.

When the insured person reaches 121

At and after the policy anniversary nearest the insured person’s 121st birthday, the following will occur:

  We will stop any monthly deduction charges.
  We will stop accepting any premium payments.
  We will no longer process withdrawals.
  We will continue to credit interest to a fixed account.
  We will continue to accept loan repayments on existing loans and interest will continue to be charged if there is an outstanding loan.
  Any Supplemental Face Amount will terminate (see “Base Face Amount vs. Supplemental Face Amount”).

Requesting an increase in coverage

After the first policy year, you may make a written request for an unscheduled increase in Supplemental Face Amount. We must receive your written request within two months of your next policy anniversary. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person qualifies for the same risk classification that applied to them at issue. Generally, any increase will be effective on the next policy anniversary following the date we approve the request. Any unscheduled increase in Supplemental Face Amount after issue would first require that you terminate the Return of Premium Rider you may have elected at issue.

Requesting a decrease in coverage

After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:

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  the remaining Total Face Amount will be at least $100,000, the remaining Base Face Amount will be at least $50,000, and the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.

Change of death benefit option

The death benefit option may be changed from Option 2 to Option 1 after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option from Option 2 to Option 1 will result in a change in the policy’s Total Face Amount, in order to avoid any change in the amount of the death benefit. The new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

Tax consequences of coverage changes

If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply. Please read “The minimum death benefit” for more information about these Federal tax laws tests.

A change in the death benefit option or Total Face Amount will often change the policy’s limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. Alternatively, you can select to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. If no alternative payment option is chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

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Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).

Minimum initial premium

The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person’s attained age 121, subject to the need to pay enough premium to keep the policy in force, and to the limitations on maximum premium amount described below.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under “Tax considerations.”

Large premium payments may expose us to unanticipated investment risk. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

We will notify you in writing of our refusal to accept premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.

Processing premium payments

No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate then being earned on amounts allocated to the Money Market B investment account. All premiums received on or after the Issue Date, but prior to the Allocation Date, will be held in the Money Market B investment account. The “Allocation Date” of the policy is the tenth day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner’s instructions.

Any premium received on or after the Allocation Date will be allocated among investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).

Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse.

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Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock NY Service Office at the appropriate address shown on the back cover of this prospectus. We will also accept premiums by wire or by exchange from another insurance company.

Lapse and reinstatement

Lapse

A policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax considerations.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus an amount equal to three times the monthly deductions due on the date of default. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.

Death during grace period

If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:

(a)	You must provide to us evidence of the insured person’s insurability that is satisfactory to us; and
(b)	You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force for at least the next three policy months.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. The policy value on the date of reinstatement, prior to the crediting of any Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

The incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.

The policy value

We allocate your premium as described under “Processing premium payments.” There are no deductions taken at the time you make a payment. However, a deferred premium charge will be calculated and included in the monthly deductions (see “Description of charges at the policy level”).

Over time, the amount you’ve invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios’ dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.” Starting in policy year 11, we may also credit your policy value with an asset credit (see “Asset credit”).

We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If

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we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 2%. If you want to know what the current declared rate is for the fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to the fixed account. Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Asset credit

Starting in the eleventh policy year, we will credit your policy value monthly, on the date we calculate your monthly deductions, with an amount equal to the percentage credit listed below multiplied by the policy value in your investment accounts on this date. The asset credit does not apply to the loan account or the fixed account. The asset credit percentage is 0.01666% per month in policy year 11 and thereafter and ceasing at attainment of age 121. We add the credit to the same investment accounts from which we take your monthly deductions.

Allocation of future premium payments

At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing policy value

You may also transfer your existing policy value from one account (fixed or investment) to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among investment accounts and between the investment accounts and any available fixed account. As a consequence, we have reserved the right to impose certain restrictions on transfers as described in the “Market timing and disruptive trading risks” section of this prospectus. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:

  within 18 months after the policy’s Issue Date, or
  within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.

Limitations on transfers to or from an investment account . Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment account even if the two transfer per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market B investment account. If such a transfer to the Money Market B investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market B investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

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Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market B investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment account may not be transferred out of the Money Market B investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Limitations on transfers out of the fixed account . Transfers out of the fixed account option in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 25% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer, that involves a transfer out of the fixed account may not involve a transfer to the Money Market B investment account.

We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.

Yearly maximum for allocations and transfers to the fixed account . Effective July 27, 2010, we will automatically issue all policies described in this prospectus with the Allocations and Transfers Endorsement. This endorsement limits the combined amount of premiums and policy value under your policy (and certain other policies) that may be allocated and/or transferred to all fixed accounts to $1,000,000 during the most recent 12 calendar months.

The above limit applies in aggregate to all policies of the same plan name in which you have an ownership interest (including policies owned by entities associated with you) and/or for which premiums are paid by a single payor (including entities associated with such payor). Any excess over such limit will be allocated or transferred to your other investment accounts according to your most recent allocation instructions. Any exceptions to the above limit will be made pursuant to uniform standards applied to all policyholders subject to this restriction.

Yearly maximum for transfers to and from an investment account . Effective July 27, 2010, we will automatically issue all policies described in this prospectus with the Allocations and Transfers Endorsement. This endorsement limits the amount of policy value under your policy (and certain other policies) that may be transferred to or from an investment account to $1,000,000 during the most recent 12 calendar months.

The above limit applies in aggregate to all policies of the same plan name in which you have an ownership interest (including policies owned by entities associated with you) and/or for which premiums are paid by a single payor (including

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entities associated with such payor). Any exceptions to the above limit will be made pursuant to uniform standards applied to all policyholders subject to this restriction. For policies issued prior to July 27, 2010, the maximum amount you may transfer without our approval to or from any account in any policy year is $1,000,000 on a per policy basis.

Dollar cost averaging . We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one investment account into any other investment account(s) or the fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Asset allocation balancer transfers . Under the asset allocation balancer program you will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Surrender and withdrawals

Surrender

You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt, and less any Surrender fee that applies (as described below). This is called your “net cash surrender value.” If you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under section 1035 of the Internal Revenue Code, there may also be a replacement fee deducted from the net cash surrender value. Also, if your policy is issued with the Surrender Fee Endorsement, we will deduct a Surrender fee if you surrender your policy during the first 7 policy years, provided the surrender is not subject to a Replacement fee (see “Description of charges at the policy level — Surrender fee”). You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).

Withdrawals

After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. We will automatically reduce the policy value of your policy by the amount of the withdrawal. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your net cash surrender value to fall below three months’ worth of monthly deductions (see “Deductions from policy value”). We also reserve the right to refuse any withdrawal that would cause the policy’s Total Face Amount to fall below $100,000 or the Base Face Amount to fall below $50,000. Also, if your policy is issued with the Surrender Fee Endorsement, there may be a pro-rata Surrender fee deducted from your policy value (see “Description of charges at the policy level — Surrender fee”).

Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amount (see “Base Face Amount vs. Supplemental Face Amount”). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as set out below.

  We first determine the net cash surrender value of your policy.
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  We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.
  We then multiply the resulting amount by the difference between the effective annual rate then being charged on loans and the effective annual rate then being credited on the loan account.
  We then subtract the third item above from the second item above.

The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 3.75% in the first 10 policy years and 3.00% thereafter. However, we reserve the right to increase the percentage to 4.00% in the first ten policy years and 3.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the business day on or next following the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.

  The same proportionate part of the loan as was borrowed from any fixed account will be repaid to that fixed account.
  The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from policy value

  Deferred premium charge - At the end of each policy year, we calculate a deferred premium charge on the basis of the total of the premiums paid during that policy year, multiplied by a rate not to exceed 0.13% (15% on a cumulative basis). The premium charge is then assessed monthly over ten policy years in 120 equal monthly amounts.
  Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of $15.
  Base Face Amount charge - A monthly charge to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount at issue by a rate that varies by duration (policy year) and by the insured person’s sex, risk classification, and issue age. We reserve the right to increase the rate and the charge period (see Fee Table).
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  Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. The current rates will never be more than the maximum rates shown in the policy. The cost of insurance we use will depend on age of the insured person at issue, the insurance risk characteristics and (usually) sex of the insured person, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person‘s age increases. (The insured person’s “age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

  (a) is the Total Face Amount, plus the death benefit payable under any Supplementary Benefit riders where charges are deducted from the Policy Value and are based on the Net Amount at Risk, as of the first day of the Policy Month, divided by 1.0024663; and

  (b) is the policy value as of the first day of the Policy Month after the deduction of all other monthly deductions.

Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.

If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.

For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0024663.

  Replacement fee - A Replacement fee is imposed for the first ten policy years if you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under section 1035 of the Internal Revenue Code. The fee is a percentage of the premiums we receive in the first policy year that do not exceed the Replacement Fee Calculation Limit stated in your policy. The percentage applied is dependent upon the policy year during which replacement occurs and grades down proportionately at the beginning of each policy month until it reaches zero. The Replacement Fee Calculation Limit varies by issue age, sex and the amount of Base Face Amount and Supplemental Face Amount elected at issue.
  Surrender fee - We will automatically include the Surrender Fee Endorsement with all policies described in this prospectus, which are issued on or after July 27, 2010, that we determine according to our underwriting standards present a heightened risk of early termination. These standards will be (i) designed to identify cases that expose us to potential increased costs resulting from early surrenders or withdrawals, (ii) will be uniformly applied and reasonable, and (iii) will not unfairly discriminate against any purchaser. For example, we will take into account factors such as the nature of the purchaser (individual or corporate), the size and business type of any corporate purchaser, and the purposes for which the insurance is being purchased.

If your policy is issued with the Surrender Fee Endorsement, we will assess a fee upon the surrender of your policy during the first 7 policy years (if such surrender is not subject to a Replacement fee). The charge deducted will be equal to the percentage shown in your policy multiplied by the lesser of either the sum of premiums paid to date at the time the charge is applied or the Calculation Limit shown in the policy. The Calculation Limit varies by issue age, sex of the insured person and policy duration. The percentage applied is dependent upon the policy year during which the transaction occurs.

For example, assume a policy owner with the Surrender Fee Endorsement requests a full surrender in policy year 5, where the Calculation Limit equals $60,000, the total premiums paid to date equals $50,000 and the applicable Surrender fee percentage for policy year 5 is 3%. The resulting Surrender fee for the full surrender will equal $1,500 (3% multiplied by the lesser of $60,000 or $50,000). No Replacement fee is assessed.

A pro-rata portion of the Surrender fee will be deducted upon a request for a withdrawal during the first 7 policy years. The pro-rata Surrender fee is equal to the Surrender fee at the time of the withdrawal multiplied by the ratio of (a) divided by (b); where (a) and (b) equal the following:

  (a) is the lesser of:

(1)	the amount of the withdrawal currently being taken, or

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(2)	the excess, if any, of the sum of all premiums paid to date at the time of the withdrawal, minus the sum of all withdrawals previously taken; and

  (b) is the sum of all premiums paid to date at the time of withdrawal.

The sum of all pro-rata Surrender fees applicable to withdrawals will never exceed the amount of the Surrender fee at the time of the withdrawal. We will deduct any applicable pro-rata Surrender fee in the same manner that we deduct monthly deductions. If a Replacement fee will be deducted with respect to the surrender of this policy, any pro-rata portion of the Surrender fee which has been deducted during the first 7 policy years will be subtracted from the amount of the Replacement fee which would otherwise be deducted.

For example, assume a policy owner with the Surrender Fee Endorsement has taken a withdrawal for which we assessed a pro-rata Surrender fee of $1,000. If the policy is later replaced or exchanged after the Surrender fee charge period, and the applicable Replacement fee is determined to be $3,000, then we would assess a reduced Replacement fee equal to $2,000 ($3,000-$1,000).

  Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account.
  Supplementary benefits charges - A charge for any supplementary insurance benefits added to the policy by means of a rider.
  Loan interest rate - The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.
  Transfer fee - We currently do not impose a fee upon transfers of policy value among the investment options, but reserve the right to do so in the policy (see “Transfers of existing policy value”).

Additional information about how certain policy charges work

Sales expenses and related charges

The deferred premium and Base Face Amount charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the deferred premium and Base Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.

Method of deduction

We deduct the monthly deductions described in the Fee Tables section from your policy’s accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

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Other charges we could impose in the future

Except for a portion of the deferred premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment accounts. However, we expect that no such charge will be necessary.

A portion of the deferred premium charge is used to cover premium taxes. Currently, the premium tax in New York is 0.7% of each premium payment.

Under current laws, we may incur New York state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the portfolio level

The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional supplementary benefit riders you can add

When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.

  Overloan Protection Rider - This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the life insured, the death benefit option elected and the tax status of the policy.

When the Overloan Protection Benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy’s specified loan interest rate, and the policy’s loan account will continue to be credited with the policy’s loan interest credited rate. Any supplementary benefit rider requiring a monthly deduction will automatically be terminated.

When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could assert that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.

  Return of Premium Death Benefit Rider - You may elect to have your policy issued with an optional Return of Premium Death Benefit Rider. This rider provides an additional death benefit payable upon the death of the insured person. The Return of Premium Death Benefit has an initial value equal to your initial premium times the “Percentage of Premium” you select (which may range between 0% and 100%). We show the Percentage of Premium you select in the Policy Specifications page. If you elected increases to your Supplemental Face Amount, you may not elect this rider.

You may increase the initial Return of Premium Death Benefit in two ways:

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  You may make additional premium payments. We will apply the Percentage of Premium stated in the Policy Specifications page to the premium payment and increase your Return of Premium Death Benefit by that amount at the time you make the payment.
  You may elect a Return of Premium Death Benefit Increase Rate. You may elect an annual effective rate from 0 - 5% to increase your Return of Premium Death Benefit. We show the rate you elect in the Policy Specifications page. The Return of Premium Death Benefit will accumulate monthly at the Return of Premium Death Benefit Increase Rate you select.

This benefit is only available to you if you elect death benefit Option 1.

Variations in policy terms

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” Also, the guaranteed limit on the asset-based risk charge varies based on the amount of Base Face Amount and Supplemental Face Amount elected at issue as shown in the “Fee Tables.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge. Where approved, we may offer policies covering members of an employee or other group on a “Guaranteed Issue” or a “Simplified Issue” basis. In these cases, the Base Face Amount charges and cost of insurance charges may differ from the rates applied if traditional underwriting procedures are followed.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Face Amount at issue of $100,000 and a minimum Base Face Amount at issue of $50,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”

Policies issued in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied:

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.

The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.

Backdating

Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than six months from the date of application for the policy, the earliest date allowed by New York state law. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance

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charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws.
  Combining or removing fixed accounts or investment accounts.
  Changes in the form of organization of any separate account.

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include those listed below:

  Determine when and how much you invest in the various accounts.
  Borrow or withdraw amounts you have in the accounts.
  Change the beneficiary who will receive the death benefit.
  Change the amount of insurance.
  Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value.
  Choose the form in which we will pay out the death benefit or other proceeds.

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within ten days after you receive it. This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

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  John Hancock NY at either of the addresses shown on the back cover of this prospectus, or the John Hancock NY representative who delivered the policy to you.

The date of cancellation will be the date of such mailing or delivery. You will receive a refund of any premiums you’ve paid.

Reports that you will receive

At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within seven days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond the time limit that is specified in your policy, which generally is two years from the Issue Date.

Delay for check clearance

We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

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Delay of general account surrender proceeds

New York state law allows us to defer payment of any portion of the net cash surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock NY Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.

  loans
  surrenders or withdrawals
  change of death benefit option
  increase or decrease in Face Amount
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
  election of telephone/internet transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company’s secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).

  transfers of policy value among accounts
  change of allocation among accounts for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock NY representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone, facsimile and internet transactions

If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571 or through the Company’s secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.

If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or

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internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options . To discourage disruptive trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

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The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 35% of target premium, and 5% of premium in excess of target, paid in the first policy year, 7% of target and 5% of excess premium paid in years 2-5, 5% of target and excess premium paid in years 6-10 and 0% thereafter. In addition, JH Distributors is expected to pay compensation in policy years 6-15 not exceeding 0.15% of the net cash surrender value and 0.10% of the net cash surrender value in years 16 and thereafter, with the net cash surrender value determined as of the end of each previous policy anniversary. You should consider that the amount of compensation paid to the selling broker-dealer will generally be less if you elect greater portions of Supplemental Face Amount at issue. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any

37

DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.

Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if

38

the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

39

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.

40

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Life insurance owned by citizens or residents living abroad

If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy.

Financial statements reference

The financial statements of John Hancock NY and the Separate Account can be found in the Statement of Additional Information. The financial statements of John Hancock NY should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock NY to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The financial statements of John Hancock Life Insurance Company of New York at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2013, and for each of the two years in the period ended December 31, 2013, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

41

In addition to this prospectus, John Hancock NY has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock NY and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK NY SERVICE OFFICE
Principal Office & Express Delivery	Mail Delivery
Specialty Products & Distribution 197 Clarendon Street, C-6-10 Boston, MA 02116-5010	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-8329  —  1933 Act File No. 333-152408

Statement of Additional Information
dated April 30, 2014

for interests in

John Hancock Life Insurance Company of New York Separate Account B
(Name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)
(Name of Depositor)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock NY representative or by contacting the John Hancock NY Service Office by mail or telephone at the address or telephone number listed on the back page of the prospectus.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	2
Principal Underwriter/Distributor	2
Additional Information About Charges	3
Reduction in Charges	4
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock NY, a stock life insurance company organized under the laws of New York in 1992. We are a licensed life insurance company in the state of New York. Until 2004, John Hancock NY had been known as The Manufacturers Life Insurance Company of New York.

John Hancock NY is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a life insurance company domiciled in Michigan. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company of New York Separate Account B (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under NY law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The financial statements of John Hancock Life Insurance Company of New York at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2013, and for each of the two years in the period ended December 31, 2013, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH

Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2013, 2012, and 2011 was $119,574,297, $156,801,522 and $158,741,294, respectively. JH Distributors did not retain any of these amounts during such periods.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction in Charges

The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

333-85296	333-131134	333-152407
333-88972	333-132905	333-152408
333-33504	333-141693	333-153253
333-100664	333-148992	333-157213
333-127543	333-151631	333-179571
333-131139

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2013, 2012 and 2011

With Report of Independent Auditors

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Report of Independent Auditors

The Board of Directors

John Hancock Life Insurance Company of New York

We have audited the accompanying financial statements of John Hancock Life Insurance Company of New York, which comprise the balance sheets as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), changes in shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2013, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Life Insurance Company of New York at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2014

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

	December 31,
	2013	2012

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$5,829; 2012—$6,079)	$5,871	$6,629
Held-for-trading—at fair value (cost: 2013—$325; 2012—$332)	338	372
Equity securities:
Available-for-sale—at fair value (cost: 2013—$0; 2012—$1)	-	1
Investment in unconsolidated affiliate	1	1
Mortgage loans on real estate	1,155	977
Investment real estate, agriculture, and timber	270	81
Policy loans	143	138
Short-term investments	1	38
Other invested assets	72	5

Total Investments	7,851	8,242

Cash and cash equivalents	59	495
Accrued investment income	110	118
Value of business acquired	6	12
Deferred policy acquisition costs and deferred sales inducements	495	428
Amounts due from and held for affiliates	898	286
Reinsurance recoverable	450	417
Derivative assets	435	654
Amounts on deposit with reinsurers	1,586	1,701
Deferred tax asset	37	-
Other assets	105	61
Separate account assets	8,313	7,687

Total Assets	$20,345	$20,101

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS – (CONTINUED)

	December 31,
	2013	2012

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$3,942	$3,960
Policyholders’ funds	2,295	2,473
Unearned revenue	70	40
Unpaid claims and claim expense reserves	40	37
Policyholder dividends payable	1	2
Amounts due to affiliates	378	166
Current income tax payable	46	85
Deferred income tax liability	-	69
Coinsurance funds withheld	2,418	2,329
Payables for collateral on derivatives	51	158
Derivative liabilities	508	698
Deferred gains	112	117
Other liabilities	87	89
Separate account liabilities	8,313	7,687

Total Liabilities	18,261	17,910

Shareholder’s Equity
Common stock ($1.00 par value; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2013 and 2012)	2	2
Additional paid-in capital	895	895
Retained earnings	1,179	938
Accumulated other comprehensive income	8	356

Total Company Shareholder’s Equity	2,084	2,191

Total Liabilities and Shareholder’s Equity	$20,345	$20,101

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$55	$207	$74
Fee income	252	257	413
Net investment income	540	587	597
Net realized investment and other gains (losses)	(133)	(52)	289
Other revenue	(1)	5	-

Total revenues	713	1,004	1,373

Benefits and expenses
Benefits to policyholders	155	511	640
Policyholder dividends	5	6	6
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	13	53	139
Other operating costs and expenses	183	221	237

Total benefits and expenses	356	791	1,022

Income (loss) before income taxes	357	213	351

Income tax expense (benefit)	116	53	121

Net income (loss)	$241	$160	$230

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Net income (loss)	$241	$160	$230

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	(356)	126	322
Reclassification adjustment for (gains) losses realized in net income	57	(102)	(208)
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	(42)	(2)	97
Reclassification of net cash flow hedge (gains) losses to net income	(7)	(4)	-

Total other comprehensive income (loss), net of tax	(348)	18	211

Total comprehensive income (loss)	$(107)	$178	$441

Income taxes included in other comprehensive income (loss)
Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	(192)	67	172
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	31	(55)	(111)
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	(23)	(1)	52
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(4)	(2)	-

Total income tax expense (benefit) in other comprehensive income (loss)	$(188)	$9	$113

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Outstanding Shares

	(in millions, except for shares outstanding)					(in thousands)
Balance at January 1, 2011	$2	$895	$548	$127	$1,572	2,000

Net income (loss)	-	-	230	-	230
Other comprehensive income (loss), net of tax	-	-	-	211	211

Balance at December 31, 2011	$2	$895	$778	$338	$2,013	2,000

Net income (loss)			160		160
Other comprehensive income (loss), net of tax				18	18

Balance at December 31, 2012	$2	$895	$938	$356	$2,191	2,000

Net income (loss)			241		241
Other comprehensive income (loss), net of tax				(348)	(348)

Balance at December 31, 2013	$2	$895	$1,179	$8	$2,084	2,000

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from operating activities:
Net income (loss)	$241	$160	$230
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	25	43	74
Net realized investments and other (gains) losses	133	52	(289)
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	13	53	139
Capitalization of deferred policy acquisition costs and deferred sales inducements	(39)	(40)	(48)
Depreciation and amortization	2	-	-
Net cash flows from trading securities	6	12	54
(Increase) decrease in accrued investment income	8	(4)	(6)
(Increase) decrease in other assets and other liabilities, net	(74)	(294)	284
Increase (decrease) in policyholder liabilities and accruals, net	(97)	211	304
Interest credited to policyholder liabilities	142	112	110
Increase (decrease) in deferred income taxes	81	(17)	(10)

Net cash provided by (used in) operating activities	441	288	842

Cash flows from investing activities:
Sales of:
Fixed maturities	3,302	4,321	5,367
Equity securities	1	-	-
Mortgage loans on real estate	68	74	76
Investment real estate, agriculture, and timber	-	6	-
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	303	278	551
Mortgage loans on real estate	24	25	23
Other invested assets	1	-	-
Purchases of:
Fixed maturities	(3,448)	(4,434)	(5,911)
Equity securities	-	(1)	-
Investment real estate, agriculture, and timber	(191)	(1)	(3)
Other invested assets	(66)	(4)	-
Mortgage loans on real estate issued	(280)	(64)	(330)
Net (purchases) redemptions of short-term investments	(1)	16	13
Policy loans advanced, net	(5)	(14)	(12)
Net change in payable for undelivered securities	(27)	(4)	3
Net change in amount due from liquidity pool	(381)	-	-
Other, net	-	3	-

Net cash provided by (used in) investing activities	(700)	201	(223)

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from financing activities:
Universal life and investment-type contract deposits	281	169	341
Universal life and investment-type contract maturities and withdrawals	(431)	(378)	(1,082)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	21	14	12
Unearned revenue on financial reinsurance	(48)	(49)	(89)
Net reinsurance recoverable	-	-	4

Net cash provided by (used in) financing activities	(177)	(244)	(814)
Net increase (decrease) in cash and cash equivalents	(436)	245	(195)
Cash and cash equivalents at beginning of year	495	250	445

Cash and cash equivalents at end of year	$59	$495	$250

Non-cash financing activities during the year:
Transfer of assets to First Allmerica Financial Life Insurance Company	$-	$(1,717)	$-

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”). JHFC is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located exclusively in the State of New York (“NY”). Through its insurance operations, the Company offers a variety of individual life insurance that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers a variety of retirement products to retirement plans. The Company distributes products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. In 2012, the Company suspended new sales of its individual fixed and variable annuity products.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers exclusively in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Effective January 1, 2014, the John Hancock Funds Board of Trustees approved John Hancock Advisers, LLC (“JHA”) as the investment adviser to John Hancock Funds II (“JHF II”) and John Hancock Funds III (“JHF III”) replacing John Hancock Investment Management Services, LLC (“JHIMS”). JHF II funds are offered to retail investors, other affiliated John Hancock Funds and separate accounts of JHUSA and JHNY as investment options for 401(k) plans sold by Retirement Plan Services. JHF III funds are offered to retail investors and other affiliated John Hancock Funds. This change transferred approximately $86 billion of assets from JHIMS to JHA. JHIMS will continue as the investment adviser for the John Hancock Variable Insurance Trust funds.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

The Company’s 36% investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, is accounted for using the equity method of accounting and is included in investment in unconsolidated affiliate.

Reclassifications. The Company reclassified its fixed deferred annuity liabilities balance of $1,855 million at December 31, 2012 to policyholder funds on the Consolidated Balance Sheets to conform to the current year presentation. Certain other amounts have also been reclassified to conform to the current year presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity securities as either available-for-sale or held-for-trading and records these securities at fair value. The change in fair value related to available-for-sale securities is reflected in accumulated other comprehensive income (“AOCI”), net of policyholder related amounts and deferred income taxes. The change in fair value related to held-for-trading securities is reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities, other than mortgage-backed securities, is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Dividends are recorded as income on the ex-dividend date. The Company recognizes an impairment loss only when management does not expect to recover the cost of the equity security. In determining whether an equity security is impaired, the Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Equity securities that do not have readily determinable fair values are included in other invested assets.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are in non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate and agriculture, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate and agriculture is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Other invested assets primarily represent investments in which the Company does not have a controlling financial interest, but has significant influence, and are recorded using the equity method of accounting. The Company records its share of earnings using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to interest rate, equity price movements, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in AOCI, while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Value of Business Acquired. Value of business acquired (“VOBA”) is the present value of estimated future profits of insurance policies in-force. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Deferred Policy Acquisition Costs, Deferred Sales Inducements and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of estimated gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. In situations where using gross profits is not the best basis for amortizing DAC, the Company amortizes DAC and unearned revenue based on the amount of insurance in force. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on available for sale investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing future policy benefits.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual life insurance and individual and group annuity products. The Company’s deferred sales inducements (“DSI”) are amortized over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2013, 2012 and 2011 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 55% and 57% of the Company’s traditional life net insurance in-force at December 31, 2013 and 2012,

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

respectively, and 24%, 24%, and 23% of the Company’s traditional life net insurance premiums for the years ended December 31, 2013, 2012 and 2011, respectively.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

For universal life insurance products, the basic policy reserve is account value. An additional liability is established for product features which result in a pattern of profits followed by losses. The benefits covered by this liability include benefits paid under no-lapse guarantee features as well as certain other death benefits. The additional liability is calculated by multiplying the benefit ratio by the assessments recorded from contract inception accumulated with interest and subtracting the excess benefits paid from contract inception accumulated with interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the retrospective adjustment of DAC, VOBA, and unearned revenue. The assumptions used in estimating the additional liability are consistent with those used for amortizing DAC. The no-lapse guarantee benefits used in calculating the liability are based on the average benefits payable over a range of scenarios.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Fixed annuity liabilities during the accumulation period are based on the accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported life insurance claims and estimates of incurred but not reported claims based on historical claim development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Deferred Gains. The Company amortizes the deferred gains over 10 years using the effective interest method.

Revenue Recognition. Premiums from non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees and administrative service fees collected from the separate accounts. Such fees are recognized in the period in which the services are performed.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized and settled by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction in amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011 and January 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar arrangement (irrespective of whether they are offset in the balance sheet). This new guidance requires an entity to disclose information, on both a gross and net basis, about instruments and transactions within the scope of the guidance. The Company adopted the revised accounting standard effective January 1, 2013 via retrospective adoption, as required. The expanded disclosures required by this guidance are included in the Investments Note. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Fed Funds as Benchmark Interest Rate

In July 2013, the FASB issued new guidance regarding derivatives. The new guidance permits a company to designate the Fed Funds Effective Swap Rate (also referred to as the “Overnight Index Swap Rate” or “OIS”) as the hedged risk (or benchmark interest rate) in both cash flow and fair value hedges. The new guidance also removed the requirement that similar hedges designate the same benchmark rate. The new guidance is effective prospectively for qualifying new or redesignated hedging relationships commencing on or after July 17, 2013. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Comprehensive Income

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, the Company is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The Company’s adoption was prospective and the disclosures required by this guidance are included in the Shareholder’s Equity Note.

Income Taxes

In July 2013, the FASB issued updated guidance regarding the presentation of an unrecognized tax benefit when a net operating loss carryforward, similar tax losses, or a tax credit carryforward exist. This guidance requires liabilities for uncertain tax positions to be presented in the financial statements as a reduction to deferred assets to the extent that the deferred tax assets are available to reduce resulting taxes payable within the same jurisdiction. The guidance is generally effective for 2014. The Company retrospectively early adopted this new guidance for its 2013 reporting. The adoption of this guidance did not impact the Company’s financial position or results of operations.

Future Adoption of Recent Accounting Pronouncements

Investment Companies

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. The new guidance changes the way in which a company assesses whether it should be considered an investment company. Once deemed an investment company, the new guidelines require additional disclosures as well as changes to the reporting of interests in other investment companies. The provisions of the new guidance are effective for annual and interim reporting periods in fiscal years beginning after December 15, 2013. Upon adoption, the new guidance is not expected to materially impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturity and Equity Securities

The Company’s investments in available-for-sale fixed maturity and equity securities are summarized below:

	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$3,578	$228	$(66)	$3,740	$-
Commercial mortgage-backed securities	57	2	-	59	-
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	72	3	(2)	73	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,776	6	(145)	1,637	-
Obligations of states and political subdivisions	246	16	(5)	257	-
Debt securities issued by foreign governments	100	5	-	105	-

Fixed maturity securities	5,829	260	(218)	5,871	-
Other fixed maturity securities	-	-	-	-	-

Total fixed maturity securities available-for-sale	5,829	260	(218)	5,871	-

Equity securities available-for-sale	-	-	-	-	-

Total fixed maturity and equity securities available-for-sale	$5,829	$260	$(218)	$5,871	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$3,470	$406	$(5)	$3,871	$-
Commercial mortgage-backed securities	222	8	-	230	-
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	42	4	-	45	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	2,052	99	(13)	2,137	-
Obligations of states and political subdivisions	236	51	-	287	-
Debt securities issued by foreign governments	57	2	-	59	-

Fixed maturity securities	6,079	570	(18)	6,629	-
Other fixed maturity securities	-	-	-	-	-

Total fixed maturity securities available-for-sale	6,079	570	(18)	6,629	-

Equity securities available-for-sale	1	-	-	1	-

Total fixed maturity and equity securities available-for-sale	$6,080	$570	$(18)	$6,630	$-

The amortized cost and fair value of available-for-sale fixed maturity securities at December 31, 2013, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturity securities
Due in one year or less	$185	$188
Due after one year through five years	1,043	1,086
Due after five years through ten years	1,029	1,070
Due after ten years	3,443	3,395

	5,700	5,739
Asset-backed and mortgage-backed securities	129	132

Total	$5,829	$5,871

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Statements of Operations, while the non-credit loss is charged to AOCI on the Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Transaction and Portfolio Review Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted earnings per share, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macroeconomic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for fixed maturity securities are net of other-than-temporary impairment charges.

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity and equity securities have been in a continuous unrealized loss position:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized Losses on Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2013
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$859	$(48)	$118	$(18)	$977	$(66)
Commercial mortgage-backed securities	4	-	3	-	7	-
Residential mortgage-backed securities	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-
Other asset-backed securities	25	(2)	-	-	25	(2)
US Treasury securities and obligations of US government corps and agencies	1,199	(64)	338	(81)	1,537	(145)
Obligations of states and political subdivisions	57	(3)	10	(2)	67	(5)
Debt securities issued by foreign governments	-	-	-	-	-	-

Total fixed maturity securities available-for-sale	2,144	(117)	469	(101)	2,613	(218)
Equity securities available-for-sale	-	-	-	-	-	-

Total	$2,144	$(117)	$469	$(101)	$2,613	$(218)

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$186	$(4)	$32	$(1)	$218	$(5)
Commercial mortgage-backed securities	10	-	-	-	10	-
Residential mortgage-backed securities	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-
US Treasury securities and obligations of US government corps and agencies	643	(13)	-	-	643	(13)
Obligations of states and political subdivisions	12	-	-	-	12	-
Debt securities issued by foreign governments	3	-	18	-	21	-

Total fixed maturity securities available-for-sale	854	(17)	50	(1)	904	(18)
Equity securities available-for-sale	-	-	-	-	-	-

Total	$854	$(17)	$50	$(1)	$904	$(18)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized losses on below investment grade available-for-sale fixed maturity securities decreased to $1 million at December 31, 2013 from $1 million at December 31, 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At December 31, 2013 and 2012, there were 306 and 62 fixed maturity securities with aggregate gross unrealized losses of $218 million and $18 million, respectively, of which the single largest unrealized loss was $78 million and $12 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

Available-for-sale securities with amortized cost of $1 million were non-income producing for the year ended December 31, 2013. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2013.

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2013	2012

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$28	$1
Bonds pledged in support of exchange-traded futures and cleared derivatives	24	24
Bonds on deposit with government authorities	1	1
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-

Total	$53	$26

Offsetting Financial Assets and Financial Liabilities

The Company does not offset financial instruments in the Consolidated Balance Sheets, as the rights of offset are conditional.

In the case of derivatives, collateral is collected from and pledged to counterparties to manage credit exposure in accordance with Credit Support Annex agreements. Under master netting agreements, the Company has a right of offset in the event of default, insolvency, bankruptcy or other early termination.

In the case of reverse repurchase and repurchase transactions, additional collateral may be collected from or pledged to counterparties to manage credit exposure according to bilateral reverse repurchase agreements or repurchase agreements. In the event of default by a counterparty, the Company is entitled to liquidate the assets the Company holds as collateral to offset against obligations to the same counterparty.

The following table presents the effects of conditional master netting and similar arrangements. Similar arrangements may include global master repurchase agreements, global master securities lending agreements, and any related rights to financial collateral.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

		Related Amounts Not Set Off in the Consolidated Balance Sheets

Year ended December 31, 2013	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$432	$(305)	$(127)	$-	$-
Securities lending	-	-	-	-	-
Reverse repurchase agreements	-	-	-	-	-

Total financial assets	432	(305)	(127)	-	-

Financial liabilities
Derivative liabilities	(335)	305	30	-	-
Repurchase agreements	-	-	-	-	-

Total financial liabilities	$(335)	$305	$30	$-	$-

Year ended December 31, 2012	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$669	$(353)	$(316)	$-	$-
Securities lending
Reverse repurchase agreements

Total financial assets	669	(353)	(316)	-	-

Financial liabilities
Derivative liabilities	(355)	353	2
Repurchase agreements

Total financial liabilities	$(355)	$353	$2	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

(1)	The Company does not offset financial instruments. Financial assets and liabilities in the table above include accrued interest of $(5) million and $12 million, respectively December 31, 2013 (December 31, 2012 — $15 million and $5 million, respectively).
(2)	Financial and cash collateral excludes over-collateralization. As at December 31, 2013 the Company was over-collateralized on OTC derivative assets and OTC derivative liabilities in the amounts of $25 million and $4 million, respectively (December 31, 2012 — $29 million and $0 million, respectively). Collateral pledged (received) does not include collateral in transit on OTC instruments or include initial margin on exchange traded contracts.
(3)	The net amount includes derivative contracts entered into between the Company and its financing trusts which it does not consolidate. The Company does not exchange collateral on derivative contracts entered into with these trusts.

Mortgage Loans on Real Estate

At December 31, 2013 and 2012, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2013:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$292	East North Central	$175
Industrial	123	East South Central	7
Office buildings	376	Middle Atlantic	165
Retail	266	Mountain	54
Mixed use	-	New England	35
Agricultural	-	Pacific	419
Agribusiness	10	South Atlantic	208
Other	88	West North Central	42
		West South Central	50
		Canada/other	-

Provision for losses	-	Provision for losses	-

Total	$1,155	Total	$1,155

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$201	East North Central	$146
Industrial	130	East South Central	2
Office buildings	322	Middle Atlantic	114
Retail	251	Mountain	48
Mixed use	-	New England	37
Agricultural	-	Pacific	333
Agribusiness	2	South Atlantic	193
Other	71	West North Central	39
		West South Central	65
		Canada/other	-

Provision for losses	-	Provision for losses	-

Total	$977	Total	$977

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge- offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2013	$-	$-	$-	$-	$-

Year ended December 31, 2012	7	-	-	(7)	-

Year ended December 31, 2011	2	9	-	(4)	7

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

As of December 31, 2013, the carrying value for certain mortgage loans is as follows:

December 31,
	2013	2012

(in millions)
Non-income producing	$-	$-
Delinquent less than 90 days	-	-
Delinquent greater than 90 days	-	-

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

December 31,
	2013	2012

(in millions)
Impaired mortgage loans on real estate with provision for losses	$-	$-
Allowance for credit losses	-	-

Net impaired mortgage loans on real estate	$-	$-

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Average recorded investment in impaired loans	$-	$9	$20
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2013	2012

	(in millions)
AAA	$68	$30
AA	175	125
A	376	238
BBB	530	562
BB	6	22
B and lower and unrated	-	-

Total	$1,155	$977

Investment Real Estate and Agriculture

Investment real estate and agriculture of $18 million was non-income producing for the year ended December 31, 2013. Depreciation expense on investment real estate and agriculture was $2 million, $2 million, and $2 million for the years ended December 31, 2013, 2012 and 2011 respectively. Accumulated depreciation was $6 million and $5 million at December 31, 2013 and 2012, respectively.

Other Invested Assets

The following tables summarize the Company’s investments accounted for using the equity method of accounting:

	December 31,
	2013	2012

	(in millions)
Carrying value	$66	$6
Combined assets	675	272
Combined liabilities	161	100
Debt included in combined liabilities	55	-

	December 31,
	2013	2012	2011

	(in millions)
Net investment income on the investments	$198	$183	$175
Combined revenues	1,050	894	818
Combined expenses	470	366	337
Combined income (loss) from operations	580	528	481

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2013	2012	2011

	(in millions)
Net investment income
Fixed maturity securities	$273	$333	$366
Equity securities	-	-	-
Mortgage loans on real estate	51	49	40
Investment real estate, agriculture, and timber	12	17	10
Policy loans	7	6	6
Short-term investments	-	1	1
Derivatives	23	25	23
Equity method investments and other (1)	199	183	175

Gross investment income	565	614	621

Investment expenses	(25)	(27)	(24)

Net investment income	$540	$587	$597

	December 31,
	2013	2012	2011

	(in millions)
Net realized investment and other gains (losses)
Fixed maturity securities	$(115)	$170	$337
Equity securities	-	-	-
Mortgage loans on real estate	1	3	(7)
Derivatives	(47)	(211)	(24)
Other invested assets	-	1	-
Amounts credited to participating contract holders	28	(15)	(17)

Net realized investment and other gains (losses)	$(133)	$(52)	$289

(1)	Primarily represents income earned from the Company’s investment in JHIMS.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012	2011

	(in millions)
Certain investment related activity:
Net investment income passed through to participating contract holders as interest credited to policyholders’ account balances	$20	$23	$30
Change in unrealized gains (losses) included in net realized investment and other gains (losses):
Fixed maturity securities held-for-trading	(27)	10	13
Equity securities held-for-trading	-	-	-
Derivatives	27	(134)	14
Gross gains on sales of available-for-sale securities	41	190	345
Gross losses on sales of available-for-sale securities	134	51	26
Other-than-temporary impairments on available-for-sale securities	2	-	-

Note 3 — Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$12	$30	$42
Amortization	(5)	(28)	(8)
Change due to unrealized investment gains (losses)	(1)	10	(4)

Balance, end of year	$6	$12	$30

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2014	$2
2015	2
2016	1
2017	1
2018	1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$405	$397	$499
Capitalization	38	40	47
Amortization	(10)	(24)	(124)
Change due to unrealized investment gains	34	(8)	(25)

Balance, end of year	$467	$405	$397

The balance of and changes in deferred sales inducements (“DSI”) were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$23	$24	$32
Capitalization	1	-	1
Amortization	2	(1)	(7)
Change due to unrealized investment gains	2	-	(2)

Balance, end of year	$28	$23	$24

Note 5 — Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA. Under these agreements, the Company will pay investment and operating expenses incurred by JHUSA on behalf of the Company. Services provided under the agreements include legal, personnel, marketing, investment, and certain other administrative services and are billed based on intercompany cost allocations. Costs incurred under the agreements were $65 million, $65 million, and $66 million for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012, the Company had amounts payable of $15 million and $14 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Related Party Transactions - (continued)

Other

The Company entered into an Amended and Restated Underwriting and Distribution Agreement with John Hancock Distributors, LLC (“JHD”), effective December 1, 2009, pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable annuities, variable life and other products issued by the Company. For the years ended December 31, 2013, 2012 and 2011, the Company was billed by JHD for underwriting commissions of $68 million, $67 million, and $75 million, respectively. The Company had amounts payable for services provided of $4 million and $4 million at December 31, 2013 and 2012, respectively.

The Company had receivables from JHIMS relating to distributions of $17 million and $16 million, which were included in accrued investment income at December 31, 2013 and 2012, respectively.

The Company is party to the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010 with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”), subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. The Company had $381 million and $333 million invested in this pool at December 31, 2013 and 2012, respectively.

The Company also has certain reinsurance agreements with affiliates. These are more fully described in the Reinsurance note.

Note 6 — Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to transfer underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying financial statements were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)

Premiums earned

Direct	$67	$89	$110

Assumed	30	158	22

Ceded	(42)	(40)	(58)

Net	$55	$207	$74

Benefits to policyholders ceded	$224	$104	$95

Affiliated Reinsurance

The below table consists of the impact of the reinsurance agreements with its parents, JHUSA:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Reinsurance - (continued)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Amounts due from and held for affiliates	$404	$271
Reinsurance recoverable	21	27
Amounts due to affiliates	66	67
Coinsurance funds withheld	2,418	2,329

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to the participating traditional life insurance policies were transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance funds withheld agreement. As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as structured reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from JHUSA to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from JHUSA to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from JHUSA to JHNY under a coinsurance agreement.

The table and commentary below summarizes the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), a wholly-owned subsidiary of MFC:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums ceded	$-	$-	$15
Benefits ceded	63	34	44

Amounts due from and held for affiliates	-	1
Reinsurance recoverable	36	52
Amounts due to affiliates	31	51
Other payables	1	8

Effective January 1, 2010, the Company entered into a partition and novation reinsurance agreement with an affiliate, JHRECO, to reinsure 100% of the mortality risk arising from no lapse guarantee benefits for single and survivorship joint Universal Life policies issued from 2002 to New York residents. The reinsurance agreement is written on a coinsurance funds withheld basis.

Effective January 1, 2010, the Company entered into a partition and novation reinsurance agreement with an affiliate, JHRECO, to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. In 2013, there was a partial recapture of the payout annuity policy agreement by the Company. This recapture did not have a material impact on the Company’s results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Reinsurance - (continued)

At December 31, 2013, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Included in other operating costs and expenses for the years ended December 31, 2013, 2012 and 2011, respectively is $116 million, $123 million and $129 million of separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers noted above.

Non-Affiliated Reinsurance

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturity securities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers on the Balance Sheets.

At December 31, 2013, the Company had treaties with 27 reinsurers for its life insurance business (24 non-affiliated and 3 affiliated). The per policy life risk retained by the Company is capped at a maximum of $30 million on single life policies and $35 million on survivorship life policies. The previous limit of $100 thousand, which was revised as a consequence of the transfer of NY business, continues to apply to policies and reinsurance agreements in-force as at December 31, 2009. In 2013, recoveries under these agreements totaled $182 million on $204 million of death claims. In 2012, recoveries under these agreements totaled $70 million on $92 million of death claims. In 2011, recoveries under these agreements totaled $50 million on $69 million of death claims.

Note 7 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective hedge accounting relationships. These derivatives hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s life insurance business. These agreements will reduce the impact of future interest rates changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

are held by the Company, the accumulated other comprehensive income will be amortized into investment income as a yield adjustment on the assets.

In addition, the Company uses interest rate swap agreements in effective hedge accounting relationships to hedge the risk of changes in fair value of fixed rate assets and liabilities arising from changes in benchmark interest rates. The Company reclassifies the effective portion of the change in fair value of the hedged item due to interest rate risk to earnings and amortizes the basis adjustment over the life of the hedged item.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in qualifying and non-qualifying hedge accounting relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedge accounting relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedge accounting relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in qualifying and non-qualifying hedge accounting relationships:

		December 31, 2013			December 31, 2012
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$45	$3	$212	$32	$-
	Foreign currency swaps	-	-	-	-	-	-

Cash flow hedges	Interest rate swaps	298	12	17	311	78	3
	Foreign currency swaps	-	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-	-

Total Derivatives in Hedge Accounting Relationships		$510	$57	$20	$523	$110	$3

Non-Qualifying Hedge Accounting Relationships
	Interest rate swaps	$8,175	$378	$325	$7,385	$544	$347
	Interest rate treasury locks	-	-	-	-	-	-
	Interest rate options	-	-	-	-	-	-
	Interest rate futures	252	-	-	284	-	-
	Foreign currency swaps	-	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-	-
	Equity options	-	-	-	-	-	-
	Equity index futures	304	-	-	394	-	-
	Credit default swaps	-	-	-	-	-	-
	Embedded derivatives – fixed maturity securities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	-	163	-	-	348
	Embedded derivatives – participating pension contracts (1)	-	-	32	-	-	37
	Embedded derivatives – benefit guarantees (1)	-	49	13	-	75	108

Total Derivatives in Non-Qualifying Hedge Accounting Relationships		8,731	427	533	8,063	619	840

Total Derivatives (2)		$9,241	$484	$553	$8,586	$729	$843

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

For the years ended December 31, 2013, 2012 and 2011, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2013, the Company had no hedges of firm commitments.

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2013

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$23	$(27)	$(4)
	Fixed-rate liabilities	(13)	13	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Fixed-rate liabilities	-	-	-

Total		$10	$(14)	$(4)

Year ended December 31, 2012

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$7	$(6)	$1
	Fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Fixed-rate liabilities	-	-	-

Total		$7	$(6)	$1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2011

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$-	$-	$-
	Fixed-rate liabilities	10	(12)	(2)
Foreign currency swaps	Fixed-rate assets	-	-	-
	Fixed-rate liabilities	-	-	-

Total		$10	$(12)	$(2)

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2011, all of the Company’s hedged forecast transactions qualified as cash flow hedges. During 2012 the Company completed a review of the investment strategy for the universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, new UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestment in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012; the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions become probable not to occur, the amounts will be reclassified to earnings in the period.

For the year ended December 31, 2013, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in qualifying cash flow hedging relationships on the Statements of Operations, the Statements of Comprehensive Income (Loss) and the Statements of Changes in Shareholder’s Equity:

Year ended December 31, 2013

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$-	$-	$-
	Floating rate assets	(42)	7	-
	Inflation indexed liabilities	-	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Floating rate assets	-	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	-	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	-	-	-

Total		$(42)	$7	$-

Year ended December 31, 2012

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$(2)	$4	$-
	Floating rate assets	-	-	-
	Inflation indexed liabilities	-	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Floating rate assets	-	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	-	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	- -	-	-

Total		$(2)	$4	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2011

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$97	$-	$-
	Floating rate assets	-	-	-
	Inflation indexed liabilities	-	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Floating rate assets	-	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	-	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	-	-	-

Total		$97	$-	$-

The Company anticipates that pre-tax net gains of $2 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 7 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Shareholder’s Equity Note.

Derivatives Not Designated in Qualifying Hedge Accounting Relationships. The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) rider. This rider is effectively an embedded option on the basket of mutual funds which is offered to contract holders. Beginning in July 2010, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2013, 2012 and 2011, gains and losses related to derivatives in a non-qualifying hedge accounting relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2013	2012	2011
	(in millions)
Non-Qualifying Hedge Accounting Relationships
Interest rate swaps	$(152)	$(28)	$187
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Interest rate futures	5	(5)	(14)
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Foreign currency futures	-	-	-
Equity total return swaps	-	-	-
Equity options	-	-	-
Equity index futures	(90)	(81)	(23)
Credit default swaps	-	-	-
Embedded derivatives	258	(104)	(172)

Total Investment Gains (Losses) from Derivatives in Non-Qualifying Hedge Accounting Relationships	$21	$(218)	$(22)

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturity securities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see the Fair Value Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2013 and 2012, the Company had accepted collateral consisting of cash of $57 million and $158 million and various securities with a fair value of $94 million and $187 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

In June 2013, under US regulations, certain interest rate swap agreements were required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2013	2012

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$136	$104
Net amount at risk related to deposits	5	5
Average attained age of contract holders	50	49

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

	December 31,
	2013	2012

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$1,519	$1,463
Net amount at risk — net of reinsurance	4	12
Average attained age of contract holders	67	66

Return of net deposits plus a minimum return
In the event of death
Account value	$-	$-
Net amount at risk — net of reinsurance	-	-
Average attained age of contract holders	-	-
Guaranteed minimum return rate	0%	0%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$2,506	$2,493
Net amount at risk — net of reinsurance	28	67
Average attained age of contract holders	66	66

Guaranteed Minimum Income Benefit
Account value	$415	$421
Net amount at risk — net of reinsurance	-	-
Average attained age of contract holders	64	63

Guaranteed Minimum Withdrawal Benefit
Account value	$3,031	$2,944
Net amount at risk	164	334
Average attained age of contract holders	66	65

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2013	2012

	(in millions)
Type of Fund
Equity	$2,012	$2,160
Balanced	1,708	1,379
Bond	478	535
Money Market	44	65

Total	$4,242	$4,139

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable life and annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2013	$28	$11	$118	$157
Incurred guarantee benefits	(1)	(1)	-	(2)
Other reserve changes	(1)	(3)	(100)	(104)

Balance at December 31, 2013	26	7	18	51
Reinsurance recoverable	(1)	(49)	-	(50)

Net balance at December 31, 2013	$25	$(42)	$18	$1

Balance at January 1, 2012	$28	$10	$106	$144
Incurred guarantee benefits	(3)	-	-	(3)
Other reserve changes	3	1	12	16

Balance at December 31, 2012	28	11	118	157
Reinsurance recoverable	(1)	(75)	-	(76)

Net balance at December 31, 2012	$27	$(64)	$118	$81

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, “Financial Services — Insurance”, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging.”

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2013 and 2012:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•

Annuity mortality is based on a combination of the Ruark Variable Annuity table and the Company’s actual experience between 2006 and 2010. The Ruark table is based on an industry study of variable annuity deaths in 2005 and 2006.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. Prior to the merger, the Company filed tax returns as part of the MHDLLC consolidated group.

The components of income taxes were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Current taxes:
Federal	$35	$70	$131

Deferred taxes:
Federal	81	(17)	(10)

Total income tax expense (benefit)	$116	$53	$121

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Tax at 35%	$125	$75	$123
Add (deduct):
Prior year taxes	1	(4)	2
Tax credits	(1)	(2)	(1)
Dividend received deduction	(7)	(7)	(6)
Change in tax reserves	(2)	(9)	3
Tax-exempt investment income	-	-	-
Foreign tax expense gross-up	1	1	-
Other	(1)	(1)	-

Total income tax expense (benefit)	$116	$53	$121

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2013	2012

	(in millions)
Deferred tax assets:
Policy reserves	$99	$202
Tax credits	7	10
Unearned revenue	23	7
Securities and other investments	23	-
Other	1	3

Total deferred tax assets	153	222

Deferred tax liabilities:
Unrealized investment gains on securities	4	192
Deferred policy acquisition costs	92	73
Deferred sales inducements	10	9
Securities and other investments	-	13
Intangibles	2	4
Premiums receivable	1	-
Other	7	-

Total deferred tax liabilities	116	291

Net deferred tax assets (liabilities)	$37	$(69)

At December 31, 2013 the Company had no operating loss carry forwards. At December 31, 2013, the Company had $7 million of tax credits, which consist of $1 million of alternative minimum tax credits and $6 million of foreign tax credits. The foreign tax credits begin to expire in tax year 2016 through tax year 2023. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not that the Company will realize the full benefit of its deferred tax assets.

Under the terms of its intercompany tax sharing agreement, the Company made federal income tax payments to its parent, JHUSA, of $73 million, $152 million, and $69 million in 2013, 2012 and 2011, respectively. In 2013 the Company made income tax payments of $1 million to the Internal Revenue Service (“IRS”).

The Company files income tax returns in the U.S. federal jurisdiction and in NY. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2008 have been closed. For tax years 2008 and 2009, a refund claim is pending with the IRS Joint Committee.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes - (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2013	2012

	(in millions)
Balance, beginning of year	$9	$18
Additions based on tax positions related to the current year	1	2
Payments	(2)	-
Reductions for tax positions of prior years	(3)	(11)

Balance, end of year	$5	$9

Included in the balances as of December 31, 2013 and 2012, respectively, are $5 million and $9 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. There are no tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued and penalties in income tax expense. For the years ended December 31, 2013 and 2012 the Company recognized approximately $2 million and $3 million of interest benefit, respectively. For the year ended December 31, 2011 the Company recognized approximately $1 million of interest expense. The Company had approximately $0 million and $1 million accrued for interest as of December 31, 2013 and 2012, respectively. The Company did not recognize material penalties for the years ended December 31, 2013, 2012 and 2011.

Note 10 — Commitments and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $230 million and $16 million, respectively, at December 31, 2013. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 53% of these commitments expire in 2014 and the majority of the remainder expires by 2018.

The Company leases office space under an operating lease agreement, which will expire in March 2015. Rental expenses were $61 thousand, $48 thousand, and $63 thousand for each of the years ended December 31, 2013, 2012 and 2011, respectively.

The future minimum lease payments by year and in the aggregate, under the remaining operating lease are presented below:

Operating Leases
(in thousands)
2014	$56
2015	14
2016	-

Total minimum lease payments	$70

The Company does not have any sublease income related to its office space.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and as a taxpayer. In addition, the NY State Department of Financial Services, the NY Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Commitments and Legal Proceedings - (continued)

plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Note 11 — Shareholder’s Equity

Capital Stock

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by its parent, JHUSA.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2011	$127	$-	$-	$127
Gross unrealized investment gains (net of deferred income tax expense of $212)	395			395
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $111)	(208)			(208)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $23)	(42)			(42)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $17)	(31)			(31)

Net unrealized investment gains	114			114
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			-	-
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $52)		97		97
Reclassification of net cash flow hedge losses to net income (net of deferred income tax benefit of $0)		-		-

Balance at December 31, 2011	$241	$97	$-	$338

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2012	$241	$97	$-	$338
Gross unrealized investment gains (net of deferred income tax expense of $70)	132			132
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $55)	(102)			(102)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $3)	(6)			(6)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $0)	-			-

Net unrealized investment gains	24			24
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $1)		(2)		(2)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $2)		(4)		(4)

Balance at December 31, 2012	$265	$91	$-	$356

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2013	$265	$91	$-	$356
Gross unrealized investment losses (net of deferred income tax benefit of $208)	(386)			(386)
Reclassification adjustment for losses realized in net income (net of deferred income tax benefit of $31)	57			57
Adjustment for policyholder liabilities (net of deferred income tax benefit of $1)	(2)			(2)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $17)	32			32

Net unrealized investment losses	(299)			(299)
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $23)		(42)		(42)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $4)		(7)		(7)

Balance at December 31, 2013	$(34)	$42	$-	$8

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

	Amounts
	Reclassified from
	AOCI (1)
	Year Ended	Affected Line Item in
	December 31,	Statement
	2013	of Operations

Unrealized investment gains (losses): (2) (3)
Net unrealized gains (losses)	$(88)	Other net realized investment and other gains (losses)
OTTI	-	Portion of loss recognized in other comprehensive income

Net realized gains (losses) before income tax	(88)
Income tax (expense) benefit	31

Net realized gains (losses), net of income tax	$(57)

Unrealized gains (losses) on derivatives - cash flow hedges:
Interest rate swaps	$11	Other net realized investment and other gains (losses)
Foreign currency swaps	-	Other net realized investment and other gains (losses)
Foreign currency forwards	-	Other net realized investment and other gains (losses)
Equity market contracts	-	Other net realized investment and other gains (losses)

Net gains (losses) on cash flow hedges, before income tax	11
Income tax (expense) benefit	(4)

Net gains (losses) on cash flow hedges, net of income tax	$7

Total reclassifications for the year, net of income tax	$(50)

(1)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(2)	Amounts reflect investment gains (losses) that were previously unrealized and reclassified to the Consolidated Statements of Operations during the period as realized.
(3)	See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition costs, deferred sales inducements, value of business acquired, unearned revenue liability, and policyholder liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturity securities	$43	$552	$507
Equity securities	-	-	-
Other investments	2	-	-

Total	45	552	507

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(19)	(70)	(70)
Policyholder liabilities	(78)	(75)	(66)
Deferred income taxes	18	(142)	(130)

Total	(79)	(287)	(266)

Net unrealized investment gains (losses)	$(34)	$265	$241

Statutory Results

The Company is required to prepare financial statements in accordance with accounting practices prescribed or permitted by the insurance department of its state of domicile, which is New York.

The principal differences between statutory financial statements and financial statements prepared in accordance with USGAAP are that statutory financial statements do not reflect DAC, bonds may be carried at amortized cost, assets and liabilities are presented net of reinsurance, policy and contract obligations are generally valued using more conservative assumptions and certain assets are non-admitted.

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2013, the Company met the minimum RBC requirements.

The Company’s statutory net income (loss) for the years ended December 31, 2013, 2012 and 2011 was $466 million, $69 million, and $(282) million, respectively.

The Company’s statutory capital and surplus as of December 31, 2013 and 2012 was $1,284 million and $1,005 million, respectively.

Under New York State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Superintendent of Financial Services (the “Superintendent”). New York State law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the company’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. JHNY paid no shareholder dividends to JHUSA for the years ended December 31, 2013, 2012 and 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

Note 12 — Pension and Other Postretirement Benefit Plans

The Company participates in the John Hancock Pension Plan (the “Plan”), a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company participates in the John Hancock Employee Welfare Plan (the “Welfare Plan”), a postretirement medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2013, 2012 and 2011, respectively.

Note 13 — Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most fixed maturity securities and some short-term investments are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities. Embedded derivatives related to reinsurance agreements or product guarantees are included in this category.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1 or 2. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and are put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturity securities, short-term investments, real estate joint ventures and other limited partnership interests, derivatives, and separate account assets and liabilities. Assets measured at fair value on a nonrecurring basis include limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized.

•	Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, and policyholders’ funds.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturity Securities

For fixed maturity securities, including corporate debt, U.S. Treasury, commercial mortgage-backed securities, asset-backed securities, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturity securities are classified within Level 2. Fixed maturity securities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices in active markets. Common stocks not traded in active markets are classified within Level 3.

Short-Term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Real Estate Joint Ventures and Other Limited Partnership Interests

The amounts disclosed in the following tables consist of those investments accounted for using the cost method. The estimated fair values for such cost method investments are generally based on the Company’s share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

The Company holds assets and liabilities classified as embedded derivatives on the Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets and Liabilities

Separate account assets are carried at fair value and reported as a summarized total on the Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, short-term investments, and cash and cash equivalents. For separate accounts structured as a unitized fund, the fair value of separate account assets is based on the fair value of the underlying funds owned by the separate account. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported NAV. Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3, accordingly.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage Loans on Real Estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy Loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and Cash Equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Policyholders’ Funds

Policyholders’ funds include guaranteed investment contracts, fixed-rate deferred annuities, term certain and supplementary contracts without life contingencies, and certain balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with guaranteed investment contracts, term certain and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rate, volatility, etc.) observable at the valuation date. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Balance Sheets:

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale:
Corporate debt securities (4)	$3,740	$3,740	$-	$3,446	$294
Commercial mortgage-backed securities	59	59	-	49	10
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	73	73	-	73	-
U.S. Treasury and agency securities	1,637	1,637	-	1,637	-
Obligations of states and political subdivisions (5)	257	257	-	250	7
Debt securities issued by foreign governments	105	105	-	105	-

Total fixed maturity securities available-for-sale	5,871	5,871	-	5,560	311

Fixed maturity securities held-for-trading:
Corporate debt securities (4)	281	281	-	274	7
Commercial mortgage-backed securities	25	25	-	25	-
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	12	12	-	12	-
U.S. Treasury and agency securities	5	5	-	5	-
Obligations of states and political subdivisions (5)	14	14	-	12	2
Debt securities issued by foreign governments	1	1	-	1	-

Total fixed maturity securities held-for-trading	338	338	-	329	9

Equity securities available-for-sale	-	-	-	-	-
Equity securities held-for-trading	-	-	-	-	-
Short-term investments	1	1	-	1	-
Other invested assets (2)	7	7	-	-	7
Derivative assets (1):
Interest rate swaps	435	435	-	435	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Embedded derivatives (3):
Reinsurance contracts	-	-	-	-	-
Benefit guarantees (6)	49	49	-	-	49
Separate account assets	8,313	8,313	8,313	-	-

Total assets at fair value	$15,014	$15,014	$8,313	$6,325	$376

Liabilities:
Derivatives liabilities (1):
Interest rate swaps	$345	$345	$-	$345	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Embedded derivatives (3):
Reinsurance contracts	163	163	-	163	-
Participating pension contracts	32	32	-	32	-
Benefit guarantees (6)	13	13	-	-	13
Separate account liabilities	8,313	8,313	8,313	-	-

Total liabilities at fair value	$8,866	$8,866	$8,313	$540	$13

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale:
Corporate debt securities (4)	$3,871	$3,871	$-	$3,547	$324
Commercial mortgage-backed securities	230	230	-	227	3
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	45	45	-	45	-
U.S. Treasury and agency securities	2,137	2,137	-	2,137	-
Obligations of states and political subdivisions (5)	287	287	-	271	16
Debt securities issued by foreign governments	59	59	-	59	-

Total fixed maturity securities available-for-sale	6,629	6,629	-	6,286	343

Fixed maturity securities held-for-trading:
Corporate debt securities (4)	259	259	-	249	10
Commercial mortgage-backed securities	63	63	-	63	-
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	9	9	-	9	-
U.S. Treasury and agency securities	24	24	-	24	-
Obligations of states and political subdivisions (5)	16	16	-	14	2
Debt securities issued by foreign governments	1	1	-	1	-

Total fixed maturity securities held-for-trading	372	372	-	360	12

Equity securities available-for-sale	1	1	1	-	-
Equity securities held-for-trading	-	-	-	-	-
Short-term investments	38	38	-	38	-
Other invested assets (2)	-	-	-	-	-
Derivative assets (1):
Interest rate swaps	654	654	-	654	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (3):
Reinsurance contracts	-	-	-	-	-
Benefit guarantees (6)	75	75	-	-	75
Separate account assets	7,687	7,687	7,687	-	-

Total assets at fair value	$15,456	$15,456	$7,688	$7,338	$430

Liabilities:
Derivatives liabilities (1):
Interest rate swaps	$350	$350	$-	$350	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (3):
Reinsurance contracts	348	348	-	348	-
Participating pension contracts	37	37	-	37	-
Benefit guarantees (6)	108	108	-	-	108
Separate account liabilities	7,687	7,687	7,687	-	-

Total liabilities at fair value	$8,530	$8,530	$7,687	$735	$108

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

(1)	Derivative assets and liabilities are presented gross to reflect the presentation in the Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(2)	Other invested assets exclude equity method and cost accounted investments of $65 million and $5 million at December 31, 2013 and 2012, respectively.
(3)	Embedded derivatives related to fixed maturity securities and reinsurance contracts are reported as part of the derivative asset or liability on the Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Balance Sheets.
(4)	Fair value of the Level 3 corporate debt securities is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 61 basis points and 0 to 61 basis points during 2013 and 2012, respectively.
(5)	Fair value of the Level 3 obligations of states and political subdivisions is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 361 basis points and 97 to 364 basis points during 2013 and 2012, respectively.
(6)	Fair value of the Level 3 benefit guarantees is determined based on discounted cash flow models. The significant unobservable inputs are equity implied volatility, base lapse rates, dynamic lapse rates, mortality rates, and 0% utilization rates. These inputs ranged from 0% to 37%, 1% to 40%, 0% to 50%, 0% to 40%, and 80% to 100% in 2013, respectively. These inputs ranged from 0% to 35%, 1% to 35%, 0% to 70%, 0% to 38%, and 80% to 100% in 2012, respectively.

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheet, but are disclosed at fair value.

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$1,155	$1,233	$-	$-	$1,233
Policy loans	143	143	-	143	-
Cash and cash equivalents	59	59	59	-	-
Affiliated debt	-	-	-	-	-

Total Assets	$1,357	$1,435	$59	$143	$1,233

Liabilities
Consumer notes	$-	$-	$-	$-	$-
Debt	-	-	-	-	-
Policyholders’ funds	2,291	2,317	-	151	2,166
Affiliated debt	-	-	-	-	-

Total Liabilities	$2,291	$2,317	$-	$151	$2,166

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$977	$1,106	$-	$-	$1,106
Policy loans	138	138	-	138	-
Cash and cash equivalents	495	495	495	-	-
Affiliated debt	-	-	-	-	-

Total Assets	$1,610	$1,739	$495	$138	$1,106

Liabilities
Consumer notes	$-	$-	$-	$-	$-
Debt	-	-	-	-	-
Policyholders’ funds	2,470	2,507	-	153	2,354
Affiliated debt	-	-	-	-	-

Total Liabilities	$2,470	$2,507	$-	$153	$2,354

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2013 and 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2013 and 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

Level 3 Assets and Liabilities

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2013, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2013	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2013	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$324	$(1)	$(29)	$57	$-	$-	$(2)	$57	$(112)	$294	$-
Commercial mortgage-backed securities	3	-	-	7	-	-	-	-	-	10	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
US Treasury securities and obligations of US govt corporation and agencies (AFS)	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	16	-	(1)	-	-	-	-	-	(8)	7	-

Total fixed maturity securities available-for-sale	343	(1)	(30)	64	-	-	(2)	57	(120)	311	-
Fixed maturity securities held-for-trading:
Corporate debt securities	10	(1)	-	2	-	-	-	-	(4)	7	(1)
Commercial mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	2	-	-	-	-	-	-	-	-	2	-

Total fixed maturity securities held-for-trading	12	(1)	-	2	-	-	-	-	(4)	9	(1)
Other invested assets	-	-	2	5	-	-	-	-	-	7	-
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Net embedded derivatives (4)	(33)	69	-	-	-	-	-	-	-	36	69
Assets held in trust	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities (5)	-	-	-	-	-	-	-	-	-	-	-

Total	$322	$67	$(28)	$71	$-	$-	$(2)	$57	$(124)	$363	$68

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

	Balance at January 1, 2012	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2012	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$371	$1	$5	$106	$-	$(96)	$(6)	$6	$(63)	$324	$-
Commercial mortgage-backed securities	-	-	-	3	-	-	-	-	-	3	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	12	-	-	11	-	(7)	-	-	-	16	-

Total fixed maturity securities available-for-sale	383	1	5	120	-	(103)	(6)	6	(63)	343	-
Fixed maturity securities held-for-trading
Corporate debt securities	7	-	-	5	-	-	-	-	(2)	10	-
Commercial mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	2	-	-	-	-	-	-	-	-	2	-

Total fixed maturity securities held-for-trading	9	-	-	5	-	-	-	-	(2)	12	-
Other invested assets	-	-	-	-	-	-	-	-	-	-	-
Net derivatives	37	-	-	-	-	-	-	-	(37)	-	-
Net embedded derivatives (4)	(28)	(5)	-	-	-	-	-	-	-	(33)	(5)
Assets held in trust	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities (5)	-	-	-	-	-	-	-	-	-	-	-

Total	$401	$(4)	$5	$125	$-	$(103)	$(6)	$6	$(102)	$322	$(5)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

		Net realized/unrealized gains (losses) included in:						Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at January 1, 2011	Earnings (1)	AOCI (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2011

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$255	$-	$19	$66	$-	$-	$(6)	$41	$(4)	$371	$-
Commercial mortgage-backed securities	10	-	-	-	-	-	(10)	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	7	-	1	4	-	-	-	-	-	12	-

Total fixed maturity securities available-for-sale	272	-	20	70	-	-	(16)	41	(4)	383	-
Fixed maturity securities held-for-trading
Corporate debt securities	3	1	-	5	-	-	-	-	(2)	7	1
Commercial mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	-	-	-	2	-	-	-	-	-	2	-

Total fixed maturity securities held-for-trading	3	1	-	7	-	-	-	-	(2)	9	1
Other invested assets	-	-	-	-	-	-	-	-	-	-	-
Net derivatives	-	-	37	-	-	-	-	-	-	37	-
Net embedded derivatives (4)	10	(38)	-	-	-	-	-	-	-	(28)	(38)
Assets held in trust	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities (5)	-	-	-	-	-	-	-	-	-	-	-

Total	$285	$(37)	$57	$77	$-	$-	$(16)	$41	$(6)	$401	$(37)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

(1)	This amount is included in net realized investment and other gains (losses) on the Statements of Operations.
(2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	The earnings amount is included in benefits to policyholders on the Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized. The fair is calculated using models that are widely accepted in the financial services industry. During the reporting period, there were no assets measured at fair value on a nonrecurring basis.

Note 14 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers annuities and a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Summary of Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

Corporate. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the operating segments.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Segment Information - (continued)

The following table summarizes selected financial information by segment for the periods indicated:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2013
Revenues from external customers	$181	$127	$(2)	$306
Net investment income	185	148	207	540
Net realized investment and other gains (losses)	(200)	(154)	221	(133)
Inter-segment	-	-	-	-

Revenues	$166	$121	$426	$713

Net income (loss)	$(43)	$7	$277	$241

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$1	$28	$169	$198
Carrying value of investments under the equity method	55	10	1	66
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(16)	28	1	13
Goodwill impairment	-	-	-	-
Interest expense	-	-	-	-
Income tax expense (benefit)	(24)	(10)	150	116
Segment assets	5,387	12,164	2,794	20,345

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$187	$283	$(1)	$469
Net investment income	167	204	216	587
Net realized investment and other gains (losses)	(73)	(18)	39	(52)
Inter-segment	-	-	-	-

Revenues	$281	$469	$254	$1,004

Net income (loss)	$(56)	$48	$168	$160

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$1	$26	$156	$183
Carrying value of investments under the equity method	4	1	1	6
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	24	29	-	53
Goodwill impairment	-	-	-	-
Interest expense	-	-	-	-
Income tax expense (benefit)	(31)	(1)	85	53
Segment assets	5,553	11,989	2,559	20,101

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$340	$144	$3	$487
Net investment income	161	235	201	597
Net realized investment and other gains (losses)	229	65	(5)	289
Inter-segment revenues	-	-	-	-

Revenues	$730	$444	$199	$1,373

Net income (loss)	$90	$14	$126	$230

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$-	$25	$150	$175
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	61	78	-	139
Goodwill impairment	-	-	-	-
Interest expense	-	-	-	-
Income tax expense (benefit)	48	1	72	121

The Company operates primarily in the United States and has no reportable major customers.

Note 15 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2013 financial statements through the date on which the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

John Hancock Life Insurance Company of New York Separate Account B

Audited Financial Statements

Year ended December 31, 2013 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company of New York Separate Account B

Audited Financial Statements

Year ended December 31, 2013

Report of Independent Registered Public Accounting Firm

Board of Directors of the John Hancock Life Insurance Company New York and Contract Owners of John Hancock Life Insurance Company New York Separate Account B

“Active” sub-accounts

500 Index Trust B Series 0	Global Bond Trust Series 0
Active Bond Trust Series 0	Global Bond Trust Series 1
Active Bond Trust Series 1	Global Trust Series 0
All Cap Core Trust Series 0	Global Trust Series 1
All Cap Core Trust Series 1	Health Sciences Trust Series 0
Alpha Opportunities Trust Series 0	Health Sciences Trust Series 1
American Asset Allocation Trust Series 1	High Yield Trust Series 0
American Global Growth Trust Series 1	High Yield Trust Series 1
American Growth Trust Series 1	International Core Trust Series 0
American Growth-Income Trust Series 1	International Core Trust Series 1
American International Trust Series 1	International Equity Index Trust B Series 0
American New World Trust Series 1	International Equity Index Trust B Series 1
Blue Chip Growth Trust Series 0	International Growth Stock Trust Series 0
Blue Chip Growth Trust Series 1	International Growth Stock Trust Series 1
Bond Trust Series 0	International Small Company Trust Series 0
Bond Trust Series 1	International Small Company Trust Series 1
Capital Appreciation Trust Series 0	International Value Trust Series 0
Capital Appreciation Trust Series 1	International Value Trust Series 1
Capital Appreciation Value Trust Series 0	Investment Quality Bond Trust Series 0
Core Bond Trust Series 0	Investment Quality Bond Trust Series 1
Core Bond Trust Series 1	Lifestyle Aggressive Trust Series 0
Core Strategy Trust Series 0	Lifestyle Aggressive Trust Series 1
Emerging Markets Value Trust Series 0	Lifestyle Balanced Trust Series 0
Emerging Markets Value Trust Series 1	Lifestyle Balanced Trust Series 1
Equity-Income Trust Series 0	Lifestyle Conservative Trust Series 0
Equity-Income Trust Series 1	Lifestyle Conservative Trust Series 1
Financial Services Trust Series 0	Lifestyle Growth Trust Series 0
Financial Services Trust Series 1	Lifestyle Growth Trust Series 1
Franklin Templeton Founding Allocation Trust Series 0	Lifestyle Moderate Trust Series 0
Franklin Templeton Founding Allocation Trust Series 1	Lifestyle Moderate Trust Series 1
Fundamental All Cap Core Trust Series 0	Mid Cap Index Trust Series 0
Fundamental All Cap Core Trust Series 1	Mid Cap Index Trust Series 1
Fundamental Large Cap Value Trust Series 0	Mid Cap Stock Trust Series 0
Fundamental Large Cap Value Trust Series 1	Mid Cap Stock Trust Series 1
Fundamental Value Trust Series 0	Mid Value Trust Series 0
Fundamental Value Trust Series 1	Mid Value Trust Series 1

Report of Independent Registered Public Accounting Firm

Money Market Trust B Series 0	Small Company Value Trust Series 1
Money Market Trust Series 1	Strategic Income Opportunities Trust Series 0
Natural Resources Trust Series 0	Strategic Income Opportunities Trust Series 1
Natural Resources Trust Series 1	Total Bond Market Trust B Series 0
Real Estate Securities Trust Series 0	Total Return Trust Series 0
Real Estate Securities Trust Series 1	Total Return Trust Series 1
Real Return Bond Trust Series 0	Total Stock Market Index Trust Series 0
Real Return Bond Trust Series 1	Total Stock Market Index Trust Series 1
Science & Technology Trust Series 0	Ultra Short Term Bond Trust Series 0
Science & Technology Trust Series 1	U.S. Equity Trust Series 0
Short Term Government Income Trust Series 0	U.S. Equity Trust Series 1
Short Term Government Income Trust Series 1	Utilities Trust Series 0
Small Cap Growth Trust Series 0	Utilities Trust Series 1
Small Cap Growth Trust Series 1	Value Trust Series 0
Small Cap Index Trust Series 0	Value Trust Series 1
Small Cap Index Trust Series 1	All Asset Portfolio
Small Cap Opportunities Trust Series 0	Brandes International Equity
Small Cap Opportunities Trust Series 1	Frontier Capital Appreciation
Small Cap Value Trust Series 0	Large Cap Growth
Small Cap Value Trust Series 1	Large Cap Value
Small Company Value Trust Series 0

“Closed” sub-accounts

All Cap Value Trust Series 0	Disciplined Diversification Trust Series 0
All Cap Value Trust Series 1	Fundamental Holdings Trust Series 1
American Global Small Capitalization Trust Series 1	Global Diversification Trust Series 1
American High-Income Bond Trust Series 1	Smaller Company Growth Trust Series 0
Core Allocation Plus Trust Series 0	Smaller Company Growth Trust Series 1

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company of New York Separate Account B (the “Account”), comprised of the active sub-accounts as of December 31, 2013, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account B at December 31, 2013, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 28, 2014

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2013

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
500 Index Trust B Series 0 - 289,932 shares (cost $5,297,145)	$6,764,116
Active Bond Trust Series 0 - 68,105 shares (cost $684,679)	653,806
Active Bond Trust Series 1 - 32,818 shares (cost $315,049)	315,051
All Cap Core Trust Series 0 - 3,289 shares (cost $56,092)	82,745
All Cap Core Trust Series 1 - 11,882 shares (cost $177,312)	298,820
All Cap Value Trust Series 0	—
All Cap Value Trust Series 1	—
Alpha Opportunities Trust Series 0 - 5,763 shares (cost $82,628)	93,480
American Asset Allocation Trust Series 1 - 98,968 shares (cost $1,167,997)	1,506,292
American Global Growth Trust Series 1 - 5,218 shares (cost $62,855)	81,821
American Global Small Capitalization Trust Series 1	—
American Growth Trust Series 1 - 111,386 shares (cost $1,705,515)	2,499,497
American Growth-Income Trust Series 1 - 127,419 shares (cost $1,910,017)	2,798,113
American High-Income Bond Trust Series 1	—
American International Trust Series 1 - 89,582 shares (cost $1,387,542)	1,722,671
American New World Trust Series 1 - 23,192 shares (cost $305,584)	345,333
Blue Chip Growth Trust Series 0 - 81,742 shares (cost $1,602,744)	2,795,578
Blue Chip Growth Trust Series 1 - 29,260 shares (cost $556,599)	1,001,567
Bond Trust Series 0 - 13,887 shares (cost $192,719)	184,560
Bond Trust Series 1	—
Capital Appreciation Trust Series 0 - 303,838 shares (cost $3,583,868)	4,797,597
Capital Appreciation Trust Series 1 - 21,747 shares (cost $243,265)	343,169
Capital Appreciation Value Trust Series 0 - 85,386 shares (cost $1,030,130)	1,110,013
Core Allocation Plus Trust Series 0	—
Core Bond Trust Series 0 - 39,333 shares (cost $547,320)	503,461
Core Bond Trust Series 1 - 10,562 shares (cost $134,336)	135,720
Core Strategy Trust Series 0 - 389,023 shares (cost $5,360,832)	5,636,940
Disciplined Diversification Trust Series 0	—
Emerging Markets Value Trust Series 0 - 298,564 shares (cost $3,613,984)	2,955,779
Emerging Markets Value Trust Series 1 - 611 shares (cost $7,019)	6,059
Equity-Income Trust Series 0 - 350,273 shares (cost $5,209,051)	6,921,388
Equity-Income Trust Series 1 - 40,672 shares (cost $604,851)	806,115
Financial Services Trust Series 0 - 28,263 shares (cost $329,226)	447,400
Financial Services Trust Series 1 - 8,965 shares (cost $104,463)	142,093
Franklin Templeton Founding Allocation Trust Series 0 - 145,000 shares (cost $1,566,504)	1,890,794
Franklin Templeton Founding Allocation Trust Series 1 - 165 shares (cost $2,164)	2,156
Fundamental All Cap Core Trust Series 0 - 25,676 shares (cost $400,532)	530,987
Fundamental All Cap Core Trust Series 1 - 1,704 shares (cost $34,058)	35,115
Fundamental Holdings Trust Series 1	—
Fundamental Large Cap Value Trust Series 0 - 78,575 shares (cost $1,174,600)	1,252,483
Fundamental Large Cap Value Trust Series 1 - 8,477 shares (cost $131,425)	135,126
Fundamental Value Trust Series 0 - 14,371 shares (cost $206,390)	289,723

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2013

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
Fundamental Value Trust Series 1 - 30,546 shares (cost $380,089)	$617,642
Global Bond Trust Series 0 - 74,721 shares (cost $958,243)	921,315
Global Bond Trust Series 1 - 13,739 shares (cost $168,751)	170,232
Global Diversification Trust Series 1	—
Global Trust Series 0 - 6,361 shares (cost $95,557)	130,202
Global Trust Series 1 - 5,040 shares (cost $71,414)	103,317
Health Sciences Trust Series 0 - 28,361 shares (cost $623,546)	832,668
Health Sciences Trust Series 1 - 10,027 shares (cost $176,074)	292,696
High Yield Trust Series 0 - 260,065 shares (cost $1,593,059)	1,570,793
High Yield Trust Series 1 - 37,632 shares (cost $246,180)	229,554
International Core Trust Series 0 - 32,006 shares (cost $305,196)	373,513
International Core Trust Series 1 - 6,699 shares (cost $55,266)	78,377
International Equity Index Trust B Series 0 - 271,580 shares (cost $4,221,266)	4,652,174
International Equity Index Trust B Series 1 - 16,259 shares (cost $240,184)	278,688
International Growth Stock Trust Series 0 - 37,927 shares (cost $530,745)	639,451
International Growth Stock Trust Series 1 - 12,477 shares (cost $174,128)	210,237
International Small Company Trust Series 0 - 36,897 shares (cost $362,042)	464,898
International Small Company Trust Series 1 - 3,957 shares (cost $36,856)	49,900
International Value Trust Series 0 - 29,206 shares (cost $351,333)	428,737
International Value Trust Series 1 - 22,408 shares (cost $269,672)	331,196
Investment Quality Bond Trust Series 0 - 13,818 shares (cost $163,866)	157,106
Investment Quality Bond Trust Series 1 - 19,467 shares (cost $224,260)	222,114
Lifestyle Aggressive Trust Series 0 - 896,506 shares (cost $7,465,114)	9,780,876
Lifestyle Aggressive Trust Series 1 - 55,631 shares (cost $415,183)	606,938
Lifestyle Balanced Trust Series 0 - 1,907,424 shares (cost $22,858,936)	26,169,856
Lifestyle Balanced Trust Series 1 - 368,766 shares (cost $4,472,986)	5,048,408
Lifestyle Conservative Trust Series 0 - 265,374 shares (cost $3,425,814)	3,346,371
Lifestyle Conservative Trust Series 1 - 11,884 shares (cost $143,676)	149,499
Lifestyle Growth Trust Series 0 - 2,011,508 shares (cost $23,429,345)	28,643,878
Lifestyle Growth Trust Series 1 - 159,666 shares (cost $1,913,668)	2,272,044
Lifestyle Moderate Trust Series 0 - 415,144 shares (cost $5,266,295)	5,683,325
Lifestyle Moderate Trust Series 1 - 70,244 shares (cost $825,589)	960,936
Mid Cap Index Trust Series 0 - 167,394 shares (cost $3,126,017)	3,652,538
Mid Cap Index Trust Series 1 - 15,316 shares (cost $246,596)	334,200
Mid Cap Stock Trust Series 0 - 43,022 shares (cost $640,903)	911,647
Mid Cap Stock Trust Series 1 - 18,601 shares (cost $249,155)	391,932
Mid Value Trust Series 0 - 68,089 shares (cost $747,590)	949,157
Mid Value Trust Series 1 - 16,211 shares (cost $164,880)	226,791
Money Market Trust B Series 0 - 6,536,519 shares (cost $6,536,519)	6,536,519
Money Market Trust Series 1 - 2,730,900 shares (cost $2,730,900)	2,730,900
Natural Resources Trust Series 0 - 111,007 shares (cost $1,131,127)	1,127,832
Natural Resources Trust Series 1 - 15,773 shares (cost $157,887)	162,934

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2013

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
Real Estate Securities Trust Series 0 - 215,064 shares (cost $2,610,418)	$2,959,281
Real Estate Securities Trust Series 1 - 36,528 shares (cost $457,299)	505,546
Real Return Bond Trust Series 0 - 78,192 shares (cost $986,833)	910,159
Real Return Bond Trust Series 1 - 3,005 shares (cost $36,481)	35,456
Science & Technology Trust Series 0 - 27,695 shares (cost $476,354)	688,221
Science & Technology Trust Series 1 - 9,217 shares (cost $122,933)	227,926
Short Term Government Income Trust Series 0 - 34,452 shares (cost $446,394)	430,654
Short Term Government Income Trust Series 1 - 31,954 shares (cost $412,283)	399,419
Small Cap Growth Trust Series 0 - 37,346 shares (cost $381,699)	481,384
Small Cap Growth Trust Series 1 - 2,238 shares (cost $21,464)	28,691
Small Cap Index Trust Series 0 - 183,810 shares (cost $2,433,421)	2,911,545
Small Cap Index Trust Series 1 - 9,703 shares (cost $124,302)	153,601
Small Cap Opportunities Trust Series 0 - 32,913 shares (cost $936,855)	1,010,418
Small Cap Opportunities Trust Series 1 - 4,110 shares (cost $81,776)	126,761
Small Cap Value Trust Series 0 - 28,449 shares (cost $569,644)	740,817
Small Cap Value Trust Series 1 - 2,398 shares (cost $57,212)	62,567
Small Company Value Trust Series 0 - 33,190 shares (cost $561,954)	837,044
Small Company Value Trust Series 1 - 13,759 shares (cost $205,802)	347,540
Smaller Company Growth Trust Series 0	—
Smaller Company Growth Trust Series 1	—
Strategic Income Opportunities Trust Series 0 - 328,119 shares (cost $4,423,686)	4,311,480
Strategic Income Opportunities Trust Series 1 - 21,487 shares (cost $295,077)	283,198
Total Bond Market Trust B Series 0 - 35,140 shares (cost $370,460)	354,564
Total Return Trust Series 0 - 148,355 shares (cost $2,121,842)	2,010,204
Total Return Trust Series 1 - 47,986 shares (cost $674,369)	652,605
Total Stock Market Index Trust Series 0 - 62,908 shares (cost $827,519)	1,074,462
Total Stock Market Index Trust Series 1 - 10,270 shares (cost $119,615)	175,418
Ultra Short Term Bond Trust Series 0 - 11,868 shares (cost $143,749)	142,183
U.S. Equity Trust Series 0 - 46,889 shares (cost $657,356)	830,873
U.S. Equity Trust Series 1 - 3,887 shares (cost $54,453)	68,841
Utilities Trust Series 0 - 53,759 shares (cost $660,759)	828,969
Utilities Trust Series 1 - 4,584 shares (cost $55,068)	70,782
Value Trust Series 0 - 23,476 shares (cost $443,682)	608,489
Value Trust Series 1 - 12,447 shares (cost $169,186)	323,011

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2013

Assets (continued)
Investments at fair value:
Sub-accounts invested in Outside Trust portfolios:
All Asset Portfolio - 442,848 shares (cost $4,954,957)	$4,889,041
Brandes International Equity - 8,440 shares (cost $102,812)	110,980
Frontier Capital Appreciation - 1,841 shares (cost $53,646)	54,710
Large Cap Growth - 5,511 shares (cost $111,114)	136,344
Large Cap Value - 6,147 shares (cost $79,452)	84,641

Total Assets	$191,394,784

Contract Owners’ Equity

Variable universal life insurance contracts	$191,394,784

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/12 (y)
Income:
Dividend income distribution	$108,176	$37,737	$25,942

Net investment income (loss)	108,176	37,737	25,942

Realized gains (losses) on investments:
Capital gain distributions	11,849	—	55,467
Net realized gains (losses)	223,636	107,664	(8,858)

Realized gains (losses)	235,485	107,664	46,609
Unrealized appreciation (depreciation) during the period	1,062,289	339,246	(1,306)

Net increase (decrease) in assets from operations	1,405,950	484,647	71,245

Changes from principal transactions:
Transfer of net premiums	487,089	495,381	32,904
Transfer on terminations	(936,885)	(185,940)	(28,620)
Transfer on policy loans	(34,708)	(17,916)	(3,445)
Net interfund transfers	1,491,960	626,019	(583,863)

Net increase (decrease) in assets from principal transactions	1,007,456	917,544	(583,024)

Total increase (decrease) in assets	2,413,406	1,402,191	(511,779)

Assets, beginning of period	4,350,710	2,948,519	511,779

Assets, end of period	$6,764,116	$4,350,710	—

(y)	Terminated as an investment option and funds transferred to 500 Index Trust B Series 0 on November 5, 2012.
(bg)	Fund has no Series. Previously presented as Series 0 and Series 1.

See accompanying notes.

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (bg)	Year Ended Dec. 31/12 (bg)

$38,679	$24,942	$17,777	$10,908	$208,525	$160,170

38,679	24,942	17,777	10,908	208,525	160,170

—	3,923	—	1,765	—	—
1,707	1,011	568	1,332	5,979	6,320

1,707	4,934	568	3,097	5,979	6,320
(39,231)	13,052	(17,898)	9,903	(220,102)	159,654

1,155	42,928	447	23,908	(5,598)	326,144

33,074	31,156	13,105	14,948	57,614	68,780
(24,842)	(15,681)	(12,741)	(12,761)	(152,419)	(68,367)
2,051	(657)	260	(4,905)	(289)	(273)
32,508	256,052	45,768	3,008	21,475	4,387,526

42,791	270,870	46,392	290	(73,619)	4,387,666

43,946	313,798	46,839	24,198	(79,217)	4,713,810

609,860	296,062	268,212	244,014	4,968,258	254,448

$653,806	$609,860	$315,051	$268,212	$4,889,041	$4,968,258

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Core Trust Series 0		All Cap Core Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$1,004	$616	$6,611	$4,684

Net investment income (loss)	1,004	616	6,611	4,684

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	4,601	22,940	45,028	(1,487)

Realized gains (losses)	4,601	22,940	45,028	(1,487)
Unrealized appreciation (depreciation) during the period	15,175	98,654	85,963	58,163

Net increase (decrease) in assets from operations	20,780	122,210	137,602	61,360

Changes from principal transactions:
Transfer of net premiums	14,426	9,324	9,553	8,716
Transfer on terminations	(7,820)	(11,740)	(13,365)	(12,576)
Transfer on policy loans	(7,349)	(1,799)	(251,756)	7
Net interfund transfers	7,313	(1,041,889)	(11,819)	(234)

Net increase (decrease) in assets from principal transactions	6,570	(1,046,104)	(267,387)	(4,087)

Total increase (decrease) in assets	27,350	(923,894)	(129,785)	57,273

Assets, beginning of period	55,395	979,289	428,605	371,332

Assets, end of period	$82,745	$55,395	$298,820	$428,605

(m)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

See accompanying notes.

Sub-Account
All Cap Value Trust Series 0		All Cap Value Trust Series 1		Alpha Opportunities Trust Series 0
Year Ended Dec. 31/13 (m)	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (m)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$10,367	$4,449	$2,293	$1,412	$545	$273

10,367	4,449	2,293	1,412	545	273

401,391	19,775	82,624	6,706	5,700	2,981
(216,104)	1,181	(11,198)	(9,132)	390	(102,348)

185,287	20,956	71,426	(2,426)	6,090	(99,367)
(21,405)	21,011	(15,917)	25,157	11,584	246,898

174,249	46,416	57,802	24,143	18,219	147,804

93,683	104,568	5,615	5,354	6,120	6,055
(31,905)	(25,119)	(40,905)	(8,339)	(3,634)	(6,416)
—	—	—	(21,643)	—	—
(749,492)	5,943	(170,866)	(101,634)	24,238	(961,902)

(687,714)	85,392	(206,156)	(126,262)	26,724	(962,263)

(513,465)	131,808	(148,354)	(102,119)	44,943	(814,459)

513,465	381,657	148,354	250,473	48,537	862,996

—	$513,465	—	$148,354	$93,480	$48,537

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Asset Allocation Trust Series 1		American Blue Chip Income and Growth Trust Series 1
	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/12 (v)
Income:
Dividend income distribution	$15,134	$15,780	—

Net investment income (loss)	15,134	15,780	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	104,496
Net realized gains (losses)	30,194	14,086	(33,533)

Realized gains (losses)	30,194	14,086	70,963
Unrealized appreciation (depreciation) during the period	210,494	79,861	(16,479)

Net increase (decrease) in assets from operations	255,822	109,727	54,484

Changes from principal transactions:
Transfer of net premiums	205,615	189,870	54,991
Transfer on terminations	(117,857)	(71,989)	(41,608)
Transfer on policy loans	(1,714)	(5,271)	(119)
Net interfund transfers	132,229	240,768	(363,264)

Net increase (decrease) in assets from principal transactions	218,273	353,378	(350,000)

Total increase (decrease) in assets	474,095	463,105	(295,516)

Assets, beginning of period	1,032,197	569,092	295,516

Assets, end of period	$1,506,292	$1,032,197	—

(v)	Terminated as an investment option and funds transferred to American Growth-Income Trust Series 1 on November 5, 2012.
(bh)	Terminated as an investment option and funds transferred to American Global Growth Trust Series 1 on April 29, 2013.

See accompanying notes.

Sub-Account
American Global Growth Trust Series 1		American Global Small Capitalization Trust Series 1		American Growth Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (bh)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$656	$180	$46	$164	$12,267	$7,791

656	180	46	164	12,267	7,791

—	—	—	—	—	—
1,812	(2)	2,196	(85)	101,324	75,326

1,812	(2)	2,196	(85)	101,324	75,326
13,796	6,136	(213)	2,863	451,233	327,805

16,264	6,314	2,029	2,942	564,824	410,922

8,078	18,212	69	641	213,598	318,626
(5,683)	(3,237)	(342)	(855)	(167,428)	(362,764)
—	—	—	—	(3,325)	(2,120)
23,922	3,074	(21,208)	332	(59,893)	(782,593)

26,317	18,049	(21,481)	118	(17,048)	(828,851)

42,581	24,363	(19,452)	3,060	547,776	(417,929)

39,240	14,877	19,452	16,392	1,951,721	2,369,650

$81,821	$39,240	—	$19,452	$2,499,497	$1,951,721

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Growth-Income Trust Series 1		American High-Income Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (l)	Year Ended Dec. 31/12
Income:
Dividend income distribution	$25,148	$26,448	$128	$9,917

Net investment income (loss)	25,148	26,448	128	9,917

Realized gains (losses) on investments:
Capital gain distributions	—	—	3,986	—
Net realized gains (losses)	83,364	33,188	389	223

Realized gains (losses)	83,364	33,188	4,375	223
Unrealized appreciation (depreciation) during the period	595,570	149,339	199	1,754

Net increase (decrease) in assets from operations	704,082	208,975	4,702	11,894

Changes from principal transactions:
Transfer of net premiums	182,414	125,999	4,415	9,541
Transfer on terminations	(175,680)	(114,259)	(3,675)	(6,760)
Transfer on policy loans	(17,127)	(8,124)	(150)	—
Net interfund transfers	(26,925)	954,850	(162,316)	118,822

Net increase (decrease) in assets from principal transactions	(37,318)	958,466	(161,726)	121,603

Total increase (decrease) in assets	666,764	1,167,441	(157,024)	133,497

Assets, beginning of period	2,131,349	963,908	157,024	23,527

Assets, end of period	$2,798,113	$2,131,349	—	$157,024

(l)	Terminated as an investment option and funds transferred to High Yield Trust Series 1 on April 29, 2013.
(e)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.

See accompanying notes.

Sub-Account
American International Trust Series 1		American New World Trust Series 1		Balanced Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/12 (e)

$15,339	$14,745	$3,093	$1,224	$3,685

15,339	14,745	3,093	1,224	3,685

—	—	—	—	84,208
67,910	(37,967)	517	337	(81,763)

67,910	(37,967)	517	337	2,445
222,797	248,174	24,926	29,858	14,926

306,046	224,952	28,536	31,419	21,056

83,540	197,860	23,109	31,520	922
(493,773)	(238,686)	(15,468)	(14,538)	(2,299)
(2,028)	(791)	—	—	—
401,643	(88,137)	89,716	(1,059)	(265,602)

(10,618)	(129,754)	97,357	15,923	(266,979)

295,428	95,198	125,893	47,342	(245,923)

1,427,243	1,332,045	219,440	172,098	245,923

$1,722,671	$1,427,243	$345,333	$219,440	—

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Balanced Trust Series 1	Blue Chip Growth Trust Series 0
	Year Ended	Year Ended	Year Ended
	Dec. 31/12 (e)	Dec. 31/13	Dec. 31/12
Income:
Dividend income distribution	$22	$7,544	$3,807

Net investment income (loss)	22	7,544	3,807

Realized gains (losses) on investments:
Capital gain distributions	524	—	—
Net realized gains (losses)	(424)	233,627	230,513

Realized gains (losses)	100	233,627	230,513
Unrealized appreciation (depreciation) during the period	13	621,444	396,479

Net increase (decrease) in assets from operations	135	862,615	630,799

Changes from principal transactions:
Transfer of net premiums	—	162,806	295,106
Transfer on terminations	(70)	(1,130,590)	(301,267)
Transfer on policy loans	—	(19,312)	(1,412)
Net interfund transfers	(1,653)	24,485	(1,055,105)

Net increase (decrease) in assets from principal transactions	(1,723)	(962,611)	(1,062,678)

Total increase (decrease) in assets	(1,588)	(99,996)	(431,879)

Assets, beginning of period	1,588	2,895,574	3,327,453

Assets, end of period	—	$2,795,578	$2,895,574

(e)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.

See accompanying notes.

Sub-Account
Blue Chip Growth Trust Series 1		Bond Trust Series 0		Bond Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$2,534	$654	$5,709	$5,391	—	$577

2,534	654	5,709	5,391	—	577

—	—	1,434	1,265	—	142
52,826	35,959	13	218	141	4

52,826	35,959	1,447	1,483	141	146
255,420	86,179	(9,357)	4,095	(157)	157

310,780	122,792	(2,201)	10,969	(16)	880

36,525	35,013	24,405	25,150	—	—
(49,275)	(87,078)	(22,581)	(13,618)	(59)	(279)
(36,519)	(28,692)	(56)	(5,309)	—	—
54,386	(61,957)	(12,693)	13,108	(21,011)	20,485

5,117	(142,714)	(10,925)	19,331	(21,070)	20,206

315,897	(19,922)	(13,126)	30,300	(21,086)	21,086

685,670	705,592	197,686	167,386	21,086	—

$1,001,567	$685,670	$184,560	$197,686	—	$21,086

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Brandes International Equity		Capital Appreciation Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$2,259	$758	$10,417	$7,253

Net investment income (loss)	2,259	758	10,417	7,253

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	251	(80)	46,663	(72,321)

Realized gains (losses)	251	(80)	46,663	(72,321)
Unrealized appreciation (depreciation) during the period	5,713	5,505	1,246,404	(38,106)

Net increase (decrease) in assets from operations	8,223	6,183	1,303,484	(103,174)

Changes from principal transactions:
Transfer of net premiums	10,407	10,667	25,678	27,676
Transfer on terminations	(1,939)	(4,061)	(79,981)	(74,226)
Transfer on policy loans	—	—	—	—
Net interfund transfers	54,791	251	(65,034)	3,489,141

Net increase (decrease) in assets from principal transactions	63,259	6,857	(119,337)	3,442,591

Total increase (decrease) in assets	71,482	13,040	1,184,147	3,339,417

Assets, beginning of period	39,498	26,458	3,613,450	274,033

Assets, end of period	$110,980	$39,498	$4,797,597	$3,613,450

(z)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

Sub-Account
Capital Appreciation Trust Series 1		Capital Appreciation Value Trust Series 0		Core Allocation Plus Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (z)	Year Ended Dec. 31/12

$741	$582	$13,847	$12,245	$28,663	$9,206

741	582	13,847	12,245	28,663	9,206

—	—	89,178	77,176	294,959	38,780
60,293	18,317	7,016	1,744	(202,039)	(135)

60,293	18,317	96,194	78,920	92,920	38,645
41,364	22,340	86,598	1,409	23,954	21,509

102,398	41,239	196,639	92,574	145,537	69,360

24,705	27,536	130,894	111,080	139,011	108,358
(58,703)	(56,574)	(79,744)	(49,131)	(36,500)	(29,689)
98	(4,767)	(6,655)	(3,052)	(1,004)	(424)
(83,602)	106,738	28,517	137,726	(918,946)	41,493

(117,502)	72,933	73,012	196,623	(817,439)	119,738

(15,104)	114,172	269,651	289,197	(671,902)	189,098

358,273	244,101	840,362	551,165	671,902	482,804

$343,169	$358,273	$1,110,013	$840,362	—	$671,902

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Bond Trust Series 0		Core Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$10,784	$11,972	$2,943	$3,807

Net investment income (loss)	10,784	11,972	2,943	3,807

Realized gains (losses) on investments:
Capital gain distributions	18,987	9,928	5,281	3,745
Net realized gains (losses)	(2,192)	43,119	273	1,391

Realized gains (losses)	16,795	53,047	5,554	5,136
Unrealized appreciation (depreciation) during the period	(37,644)	(5,047)	(11,527)	(19)

Net increase (decrease) in assets from operations	(10,065)	59,972	(3,030)	8,924

Changes from principal transactions:
Transfer of net premiums	38,629	46,042	—	—
Transfer on terminations	(18,079)	(20,904)	(2,650)	(3,739)
Transfer on policy loans	(2,058)	(7,431)	—	—
Net interfund transfers	24,896	215,445	—	(9,594)

Net increase (decrease) in assets from principal transactions	43,388	233,152	(2,650)	(13,333)

Total increase (decrease) in assets	33,323	293,124	(5,680)	(4,409)

Assets, beginning of period	470,138	177,014	141,400	145,809

Assets, end of period	$503,461	$470,138	$135,720	$141,400

(z)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

Sub-Account
Core Strategy Trust Series 0		Disciplined Diversification Trust Series 0		Emerging Markets Value Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (z)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$35,171	$70,005	$23,057	$11,570	$39,627	$30,299

35,171	70,005	23,057	11,570	39,627	30,299

310,312	—	264,402	5,954	101,028	186,981
33,119	132,969	(165,433)	3,229	(45,954)	(100,657)

343,431	132,969	98,969	9,183	55,074	86,324
173,080	236,612	(44,219)	32,695	(191,614)	245,927

551,682	439,586	77,807	53,448	(96,913)	362,550

378,869	260,161	43,660	37,964	117,372	103,211
(329,052)	(195,602)	(31,280)	(29,330)	(92,796)	(77,900)
(9,154)	(1,487)	(4,109)	(1,277)	(2,144)	(1,742)
2,464,153	(1,855,121)	(586,715)	28,408	60,142	731,362

2,504,816	(1,792,049)	(578,444)	35,765	82,574	754,931

3,056,498	(1,352,463)	(500,637)	89,213	(14,339)	1,117,481

2,580,442	3,932,905	500,637	411,424	2,970,118	1,852,637

$5,636,940	$2,580,442	—	$500,637	$2,955,779	$2,970,118

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust Series 1		Equity-Income Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$79	$70	$123,309	$124,224

Net investment income (loss)	79	70	123,309	124,224

Realized gains (losses) on investments:
Capital gain distributions	209	462	—	—
Net realized gains (losses)	(50)	(7,513)	152,807	(11,333)

Realized gains (losses)	159	(7,051)	152,807	(11,333)
Unrealized appreciation (depreciation) during the period	(439)	8,930	1,347,859	360,237

Net increase (decrease) in assets from operations	(201)	1,949	1,623,975	473,128

Changes from principal transactions:
Transfer of net premiums	—	59	172,781	406,980
Transfer on terminations	(383)	(10,210)	(831,703)	(338,332)
Transfer on policy loans	—	—	(14,747)	(324)
Net interfund transfers	122	(10,952)	(44,846)	3,639,456

Net increase (decrease) in assets from principal transactions	(261)	(21,103)	(718,515)	3,707,780

Total increase (decrease) in assets	(462)	(19,154)	905,460	4,180,908

Assets, beginning of period	6,521	25,675	6,015,928	1,835,020

Assets, end of period	$6,059	$6,521	$6,921,388	$6,015,928

See accompanying notes.

Sub-Account
Equity-Income Trust Series 1		Financial Services Trust Series 0		Financial Services Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$15,080	$14,008	$2,773	$2,502	$827	$851

15,080	14,008	2,773	2,502	827	851

—	—	4,213	—	1,368	—
91,548	14,801	8,646	63,967	(1,413)	(2,153)

91,548	14,801	12,859	63,967	(45)	(2,153)
103,365	75,635	84,638	23,403	33,053	18,683

209,993	104,444	100,270	89,872	33,835	17,381

52,014	59,077	41,037	52,294	1,173	1,031
(116,461)	(48,467)	(40,685)	(36,261)	(3,982)	(4,418)
—	(95)	322	(49)	—	—
(37,722)	(5,820)	33,983	(149,508)	(48)	(37)

(102,169)	4,695	34,657	(133,524)	(2,857)	(3,424)

107,824	109,139	134,927	(43,652)	30,978	13,957

698,291	589,152	312,473	356,125	111,115	97,158

$806,115	$698,291	$447,400	$312,473	$142,093	$111,115

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0		Franklin Templeton Founding Allocation Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (r)
Income:
Dividend income distribution	$43,350	$36,409	$48	—

Net investment income (loss)	43,350	36,409	48	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	21,845	3,411	—	—

Realized gains (losses)	21,845	3,411	—	—
Unrealized appreciation (depreciation) during the period	265,970	98,419	(8)	—

Net increase (decrease) in assets from operations	331,165	138,239	40	—

Changes from principal transactions:
Transfer of net premiums	309,406	275,782	—	—
Transfer on terminations	(122,258)	(74,932)	(31)	—
Transfer on policy loans	(6,219)	(6,470)	—	—
Net interfund transfers	162,229	267,395	2,147	—

Net increase (decrease) in assets from principal transactions	343,158	461,775	2,116	—

Total increase (decrease) in assets	674,323	600,014	2,156	—

Assets, beginning of period	1,216,471	616,457	—	—

Assets, end of period	$1,890,794	$1,216,471	$2,156	—

(r)	Fund available but no activity.

See accompanying notes.

Sub-Account
Frontier Capital Appreciation		Fundamental All Cap Core Trust Series 0		Fundamental All Cap Core Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

—	$14	$4,329	$1,290	$11	$3

—	14	4,329	1,290	11	3

4,105	274	—	—	—	—
73	(4)	17,070	45,829	132	88

4,178	270	17,070	45,829	132	88
1,180	265	96,360	110,860	1,044	(21)

5,358	549	117,759	157,979	1,187	70

1,666	1,498	24,725	25,479	2,119	2,133
(557)	(343)	(29,215)	(30,149)	(1,596)	(2,402)
—	—	1,373	(590)	—	(96)
43,738	97	243,029	(1,023,578)	33,009	—

44,847	1,252	239,912	(1,028,838)	33,532	(365)

50,205	1,801	357,671	(870,859)	34,719	(295)

4,505	2,704	173,316	1,044,175	396	691

$54,710	$4,505	$530,987	$173,316	$35,115	$396

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Holdings Trust Series 1		Fundamental Large Cap Value Trust Series 0
	Year Ended Dec. 31/13 (z)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$3,860	$2,846	$4,371	$385

Net investment income (loss)	3,860	2,846	4,371	385

Realized gains (losses) on investments:
Capital gain distributions	74,040	—	—	—
Net realized gains (losses)	(43,649)	995	5,349	324

Realized gains (losses)	30,391	995	5,349	324
Unrealized appreciation (depreciation) during the period	(10,369)	13,164	76,131	3,344

Net increase (decrease) in assets from operations	23,882	17,005	85,851	4,053

Changes from principal transactions:
Transfer of net premiums	28,081	25,120	28,493	2,758
Transfer on terminations	(39,480)	(14,842)	(24,822)	(3,013)
Transfer on policy loans	(2,939)	(4,909)	(7,164)	—
Net interfund transfers	(177,470)	15,752	1,134,681	19,124

Net increase (decrease) in assets from principal transactions	(191,808)	21,121	1,131,188	18,869

Total increase (decrease) in assets	(167,926)	38,126	1,217,039	22,922

Assets, beginning of period	167,926	129,800	35,444	12,522

Assets, end of period	—	$167,926	$1,252,483	$35,444

(z)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.
(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Fundamental Large Cap Value Trust Series 1		Fundamental Value Trust Series 0		Fundamental Value Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12 (n)	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

—	—	$3,521	$3,347	$7,633	$4,502

—	—	3,521	3,347	7,633	4,502

—	—	—	—	—	—
3	357	35,391	17,647	30,135	66,513

3	357	35,391	17,647	30,135	66,513
3,701	—	41,763	17,553	125,374	1,457

3,704	357	80,675	38,547	163,142	72,472

97	111	42,458	75,917	41,608	47,108
(320)	(24,707)	(181,480)	(47,459)	(77,680)	(173,634)
—	—	(2,759)	(1)	(263)	(365)
131,645	24,239	(2,134)	(3,617)	215	(63,157)

131,422	(357)	(143,915)	24,840	(36,120)	(190,048)

135,126	—	(63,240)	63,387	127,022	(117,576)

—	—	352,963	289,576	490,620	608,196

$135,126	—	$289,723	$352,963	$617,642	$490,620

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Bond Trust Series 0		Global Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$4,809	$124,872	$838	$16,084

Net investment income (loss)	4,809	124,872	838	16,084

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(45,803)	1,429	1,436	(7,158)

Realized gains (losses)	(45,803)	1,429	1,436	(7,158)
Unrealized appreciation (depreciation) during the period	(62,403)	(419)	(14,038)	7,104

Net increase (decrease) in assets from operations	(103,397)	125,882	(11,764)	16,030

Changes from principal transactions:
Transfer of net premiums	82,960	89,939	9,107	9,196
Transfer on terminations	(72,010)	(82,955)	(56,212)	(10,181)
Transfer on policy loans	(5,828)	(2,641)	—	—
Net interfund transfers	(763,526)	933,784	(6,309)	(53,711)

Net increase (decrease) in assets from principal transactions	(758,404)	938,127	(53,414)	(54,696)

Total increase (decrease) in assets	(861,801)	1,064,009	(65,178)	(38,666)

Assets, beginning of period	1,783,116	719,107	235,410	274,076

Assets, end of period	$921,315	$1,783,116	$170,232	$235,410

(z)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

Sub-Account
Global Diversification Trust Series 1		Global Trust Series 0		Global Trust Series 1
Year Ended Dec. 31/13 (z)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$7,469	$4,859	$1,828	$1,430	$1,424	$19,267

7,469	4,859	1,828	1,430	1,424	19,267

104,512	—	—	—	—	—
(46,006)	1,112	2,384	1,430	186,652	3,040

58,506	1,112	2,384	1,430	186,652	3,040
(22,528)	31,757	24,185	10,067	(87,485)	151,944

43,447	37,728	28,397	12,927	100,591	174,251

57,702	39,760	15,984	13,587	589	633
(63,616)	(32,902)	(9,349)	(8,934)	(10,679)	(31,087)
(5,522)	(1,295)	—	—	—	(386)
(325,881)	25,826	26,412	(14,039)	(944,520)	—

(337,317)	31,389	33,047	(9,386)	(954,610)	(30,840)

(293,870)	69,117	61,444	3,541	(854,019)	143,411

293,870	224,753	68,758	65,217	957,336	813,925

—	$293,870	$130,202	$68,758	$103,317	$957,336

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Health Sciences Trust Series 0		Health Sciences Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	—	—	—	—

Net investment income (loss)	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions	55,120	25,345	21,030	15,376
Net realized gains (losses)	16,597	42,990	18,428	17,158

Realized gains (losses)	71,717	68,335	39,458	32,534
Unrealized appreciation (depreciation) during the period	168,342	10,237	60,864	27,649

Net increase (decrease) in assets from operations	240,059	78,572	100,322	60,183

Changes from principal transactions:
Transfer of net premiums	38,658	41,544	3,278	3,771
Transfer on terminations	(44,168)	(22,678)	(18,940)	(15,307)
Transfer on policy loans	(8,363)	(59)	(22,311)	(32,771)
Net interfund transfers	172,099	164,567	20,714	10,196

Net increase (decrease) in assets from principal transactions	158,226	183,374	(17,259)	(34,111)

Total increase (decrease) in assets	398,285	261,946	83,063	26,072

Assets, beginning of period	434,383	172,437	209,633	183,561

Assets, end of period	$832,668	$434,383	$292,696	$209,633

See accompanying notes.

Sub-Account
High Yield Trust Series 0		High Yield Trust Series 1		International Core Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$94,016	$433,187	$16,825	$17,372	$9,462	$14,925

94,016	433,187	16,825	17,372	9,462	14,925

—	—	—	—	—	—
213,969	(55,761)	(23,426)	(6,347)	33,315	2,241

213,969	(55,761)	(23,426)	(6,347)	33,315	2,241
(48,715)	356,285	26,649	26,705	35,429	56,552

259,270	733,711	20,048	37,730	78,206	73,718

120,001	109,509	7,966	9,123	23,252	72,366
(332,464)	(140,798)	(26,163)	(10,896)	(358,036)	(21,685)
(3,451)	(5,491)	—	—	(7,587)	—
(4,308,247)	2,928,548	(7,281)	803	79,168	(184,635)

(4,524,161)	2,891,768	(25,478)	(970)	(263,203)	(133,954)

(4,264,891)	3,625,479	(5,430)	36,760	(184,997)	(60,236)

5,835,684	2,210,205	234,984	198,224	558,510	618,746

$1,570,793	$5,835,684	$229,554	$234,984	$373,513	$558,510

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Core Trust Series 1		International Equity Index Trust A Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/12 (u)
Income:
Dividend income distribution	$2,395	$2,203	$11,000

Net investment income (loss)	2,395	2,203	11,000

Realized gains (losses) on investments:
Capital gain distributions	—	—	19,485
Net realized gains (losses)	6,789	(2,685)	(130,662)

Realized gains (losses)	6,789	(2,685)	(111,177)
Unrealized appreciation (depreciation) during the period	9,724	10,903	141,923

Net increase (decrease) in assets from operations	18,908	10,421	41,746

Changes from principal transactions:
Transfer of net premiums	4,616	6,292	30,772
Transfer on terminations	(20,412)	(7,711)	(21,119)
Transfer on policy loans	(4,323)	11	(10)
Net interfund transfers	(594)	13	(425,904)

Net increase (decrease) in assets from principal transactions	(20,713)	(1,395)	(416,261)

Total increase (decrease) in assets	(1,805)	9,026	(374,515)

Assets, beginning of period	80,182	71,156	374,515

Assets, end of period	$78,377	$80,182	—

(u)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.
(s)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

See accompanying notes.

Sub-Account
International Equity Index Trust A Series 1	International Equity Index Trust B Series 0		International Equity Index Trust B Series 1
Year Ended Dec. 31/12 (u)	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (s)

$6,621	$106,275	$48,154	$6,366	$2,797

6,621	106,275	48,154	6,366	2,797

11,740	—	—	—	—
(88,158)	53,848	(159,639)	2,684	12

(76,418)	53,848	(159,639)	2,684	12
97,105	418,558	773,701	26,449	12,054

27,308	578,681	662,216	35,499	14,863

9,877	192,792	180,702	10,998	1,386
(8,052)	(154,861)	(123,250)	(7,722)	(1,934)
—	(6,576)	(9,902)	—	—
(288,640)	(180,027)	(450,958)	(22,313)	247,911

(286,815)	(148,672)	(403,408)	(19,037)	247,363

(259,507)	430,009	258,808	16,462	262,226

259,507	4,222,165	3,963,357	262,226	—

—	$4,652,174	$4,222,165	$278,688	$262,226

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Growth Stock Trust Series 0		International Growth Stock Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (s)	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (s)
Income:
Dividend income distribution	$7,141	$3,660	$2,329	$1,052

Net investment income (loss)	7,141	3,660	2,329	1,052

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	4,458	10	422	3

Realized gains (losses)	4,458	10	422	3
Unrealized appreciation (depreciation) during the period	90,465	18,240	30,551	5,558

Net increase (decrease) in assets from operations	102,064	21,910	33,302	6,613

Changes from principal transactions:
Transfer of net premiums	46,072	9,108	11,275	1,549
Transfer on terminations	(50,320)	(3,292)	(5,095)	(805)
Transfer on policy loans	(1,959)	(111)	—	—
Net interfund transfers	(13,533)	529,512	1,299	162,099

Net increase (decrease) in assets from principal transactions	(19,740)	535,217	7,479	162,843

Total increase (decrease) in assets	82,324	557,127	40,781	169,456

Assets, beginning of period	557,127	—	169,456	—

Assets, end of period	$639,451	$557,127	$210,237	$169,456

(s)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.
(t)	Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

See accompanying notes.

Sub-Account
International Opportunities Trust Series 0	International Opportunities Trust Series 1	International Small Company Trust Series 0
Year Ended Dec. 31/12 (t)	Year Ended Dec. 31/12 (t)	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$10,664	$3,185	$7,743	$4,108

10,664	3,185	7,743	4,108

—	—	—	—
9,239	(44,355)	5,804	(59,498)

9,239	(44,355)	5,804	(59,498)
4,135	53,310	75,986	196,179

24,038	12,140	89,533	140,789

40,910	9,852	32,479	48,301
(31,611)	(4,011)	(23,933)	(25,687)
(143)	—	(2,908)	(854)
(305,904)	(161,070)	44,338	(715,814)

(296,748)	(155,229)	49,976	(694,054)

(272,710)	(143,089)	139,509	(553,265)

272,710	143,089	325,389	878,654

—	—	$464,898	$325,389

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Small Company Trust Series 1		International Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$908	$524	$6,132	$9,056

Net investment income (loss)	908	524	6,132	9,056

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,617	2,353	13,939	(6,461)

Realized gains (losses)	1,617	2,353	13,939	(6,461)
Unrealized appreciation (depreciation) during the period	8,705	7,106	53,163	56,391

Net increase (decrease) in assets from operations	11,230	9,983	73,234	58,986

Changes from principal transactions:
Transfer of net premiums	4,708	4,198	38,028	47,629
Transfer on terminations	(1,950)	(1,918)	(50,662)	(109,503)
Transfer on policy loans	(183)	(178)	(10,724)	(466)
Net interfund transfers	(5,969)	(25,895)	93,593	(37,759)

Net increase (decrease) in assets from principal transactions	(3,394)	(23,793)	70,235	(100,099)

Total increase (decrease) in assets	7,836	(13,810)	143,469	(41,113)

Assets, beginning of period	42,064	55,874	285,268	326,381

Assets, end of period	$49,900	$42,064	$428,737	$285,268

See accompanying notes.

Sub-Account
International Value Trust Series 1		Investment Quality Bond Trust Series 0		Investment Quality Bond Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$5,204	$25,731	$6,396	$51,559	$8,498	$4,432

5,204	25,731	6,396	51,559	8,498	4,432

—	—	3,186	—	4,187	—
49,640	(12,287)	(33,851)	1,379	370	6,313

49,640	(12,287)	(30,665)	1,379	4,557	6,313
26,387	153,609	(52,283)	44,553	(17,334)	5,448

81,231	167,053	(76,552)	97,491	(4,279)	16,193

22,377	24,922	28,091	25,097	7,050	4,882
(45,770)	(54,050)	(52,679)	(49,049)	(6,355)	(110,704)
119	183	(2,220)	(1,896)	225	(12,835)
(765,066)	37,879	(2,178,689)	2,238,256	7,621	79,053

(788,340)	8,934	(2,205,497)	2,212,408	8,541	(39,604)

(707,109)	175,987	(2,282,049)	2,309,899	4,262	(23,411)

1,038,305	862,318	2,439,155	129,256	217,852	241,263

$331,196	$1,038,305	$157,106	$2,439,155	$222,114	$217,852

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Growth		Large Cap Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/12 (f)
Income:
Dividend income distribution	$553	$27	$2,112

Net investment income (loss)	553	27	2,112

Realized gains (losses) on investments:
Capital gain distributions	6,520	—	—
Net realized gains (losses)	3,596	1,204	45,268

Realized gains (losses)	10,116	1,204	45,268
Unrealized appreciation (depreciation) during the period	18,252	7,321	(62)

Net increase (decrease) in assets from operations	28,921	8,552	47,318

Changes from principal transactions:
Transfer of net premiums	22,726	22,693	15,818
Transfer on terminations	(9,304)	(8,377)	(9,703)
Transfer on policy loans	—	—	(1)
Net interfund transfers	38,154	(77)	(388,635)

Net increase (decrease) in assets from principal transactions	51,576	14,239	(382,521)

Total increase (decrease) in assets	80,497	22,791	(335,203)

Assets, beginning of period	55,847	33,056	335,203

Assets, end of period	$136,344	$55,847	—

(f)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.
(ag)	Renamed on April 29, 2013. Previously known as Business Opportunity Value.

See accompanying notes.

Sub-Account
Large Cap Trust Series 1	Large Cap Value		Lifestyle Aggressive Trust Series 0
Year Ended Dec. 31/12 (f)	Year Ended Dec. 31/13 (ag)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$378	$1,444	$163	$225,358	$115,148

378	1,444	163	225,358	115,148

—	6,574	—	—	—
6,205	2,093	337	366,943	(47,214)

6,205	8,667	337	366,943	(47,214)
2,640	2,236	2,509	1,416,586	917,828

9,223	12,347	3,009	2,008,887	985,762

2,306	5,532	5,255	1,531,534	1,638,827
(2,091)	(1,277)	(1,422)	(2,139,249)	(534,252)
—	—	—	(78,293)	(42,075)
(76,687)	46,577	(210)	209,690	1,294,203

(76,472)	50,832	3,623	(476,318)	2,356,703

(67,249)	63,179	6,632	1,532,569	3,342,465

67,249	21,462	14,830	8,248,307	4,905,842

—	$84,641	$21,462	$9,780,876	$8,248,307

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Aggressive Trust Series 1		Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$13,725	$6,154	$708,124	$473,372

Net investment income (loss)	13,725	6,154	708,124	473,372

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	4,723	(1,495)	544,396	143,339

Realized gains (losses)	4,723	(1,495)	544,396	143,339
Unrealized appreciation (depreciation) during the period	106,914	56,778	1,537,162	1,254,838

Net increase (decrease) in assets from operations	125,362	61,437	2,789,682	1,871,549

Changes from principal transactions:
Transfer of net premiums	55,167	68,092	2,819,331	2,335,658
Transfer on terminations	(17,890)	(16,772)	(2,480,571)	(1,531,256)
Transfer on policy loans	(8,036)	(2,550)	(93,347)	(170,918)
Net interfund transfers	—	—	1,891,725	4,884,895

Net increase (decrease) in assets from principal transactions	29,241	48,770	2,137,138	5,518,379

Total increase (decrease) in assets	154,603	110,207	4,926,820	7,389,928

Assets, beginning of period	452,335	342,128	21,243,036	13,853,108

Assets, end of period	$606,938	$452,335	$26,169,856	$21,243,036

See accompanying notes.

Sub-Account
Lifestyle Balanced Trust Series 1		Lifestyle Conservative Trust Series 0		Lifestyle Conservative Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$137,801	$101,840	$117,616	$98,208	$5,194	$4,151

137,801	101,840	117,616	98,208	5,194	4,151

—	—	109,843	67,053	4,798	3,143
9,534	(7,186)	25,960	24,686	61	(88)

9,534	(7,186)	135,803	91,739	4,859	3,055
432,583	400,993	(121,378)	43,647	(4,400)	4,562

579,918	495,647	132,041	233,594	5,653	11,768

44,990	41,200	344,345	501,612	—	—
(160,023)	(147,230)	(881,229)	(209,152)	(4,996)	(5,631)
(11,774)	(56,093)	4,750	(17,557)	—	(100)
3,220	289	264,576	749,827	1,758	1,443

(123,587)	(161,834)	(267,558)	1,024,730	(3,238)	(4,288)

456,331	333,813	(135,517)	1,258,324	2,415	7,480

4,592,077	4,258,264	3,481,888	2,223,564	147,084	139,604

$5,048,408	$4,592,077	$3,346,371	$3,481,888	$149,499	$147,084

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Growth Trust Series 0		Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$678,193	$399,475	$53,092	$34,116

Net investment income (loss)	678,193	399,475	53,092	34,116

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	507,881	373,264	(4,364)	(14,796)

Realized gains (losses)	507,881	373,264	(4,364)	(14,796)
Unrealized appreciation (depreciation) during the period	3,243,650	1,874,699	319,982	213,504

Net increase (decrease) in assets from operations	4,429,724	2,647,438	368,710	232,824

Changes from principal transactions:
Transfer of net premiums	3,184,960	3,214,879	104,723	95,921
Transfer on terminations	(2,186,250)	(3,090,575)	(81,691)	(78,099)
Transfer on policy loans	(261,388)	(188,888)	(6,924)	(22,617)
Net interfund transfers	1,631,124	431,707	(10,245)	1,958

Net increase (decrease) in assets from principal transactions	2,368,446	367,123	5,863	(2,837)

Total increase (decrease) in assets	6,798,170	3,014,561	374,573	229,987

Assets, beginning of period	21,845,708	18,831,147	1,897,471	1,667,484

Assets, end of period	$28,643,878	$21,845,708	$2,272,044	$1,897,471

See accompanying notes.

Sub-Account
Lifestyle Moderate Trust Series 0		Lifestyle Moderate Trust Series 1		Mid Cap Index Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$171,212	$100,854	$27,659	$22,378	$36,721	$37,331

171,212	100,854	27,659	22,378	36,721	37,331

—	—	—	—	176,442	236,979
78,474	10,746	773	(13,890)	54,220	25,170

78,474	10,746	773	(13,890)	230,662	262,149
210,097	909,809	63,503	83,932	608,852	(79,917)

459,783	1,021,409	91,935	92,420	876,235	219,563

507,916	611,959	10,802	25,680	157,628	183,707
(674,094)	(392,594)	(49,825)	(26,328)	(120,974)	(87,705)
(13,970)	(27,983)	(1,626)	(133,569)	(11,651)	(5,333)
1,368,386	(12,535,903)	—	—	121,595	1,187,222

1,188,238	(12,344,521)	(40,649)	(134,217)	146,598	1,277,891

1,648,021	(11,323,112)	51,286	(41,797)	1,022,833	1,497,454

4,035,304	15,358,416	909,650	951,447	2,629,705	1,132,251

$5,683,325	$4,035,304	$960,936	$909,650	$3,652,538	$2,629,705

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Index Trust Series 1		Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$3,075	$3,403	$481	—

Net investment income (loss)	3,075	3,403	481	—

Realized gains (losses) on investments:
Capital gain distributions	15,241	23,023	13,126	—
Net realized gains (losses)	2,771	924	72,814	13,828

Realized gains (losses)	18,012	23,947	85,940	13,828
Unrealized appreciation (depreciation) during the period	59,075	9,528	155,407	127,050

Net increase (decrease) in assets from operations	80,162	36,878	241,828	140,878

Changes from principal transactions:
Transfer of net premiums	11,822	7,495	57,662	119,585
Transfer on terminations	(10,432)	(11,844)	(412,206)	(64,448)
Transfer on policy loans	—	(5)	(2,798)	(916)
Net interfund transfers	9,955	(2,706)	140,485	60,886

Net increase (decrease) in assets from principal transactions	11,345	(7,060)	(216,857)	115,107

Total increase (decrease) in assets	91,507	29,818	24,971	255,985

Assets, beginning of period	242,693	212,875	886,676	630,691

Assets, end of period	$334,200	$242,693	$911,647	$886,676

See accompanying notes.

Sub-Account
Mid Cap Stock Trust Series 1		Mid Value Trust Series 0		Mid Value Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$129	—	$9,314	$10,691	$2,478	$1,659

129	—	9,314	10,691	2,478	1,659

6,443	—	58,094	91,886	16,190	15,001
4,188	(2,455)	62,046	14,061	24,272	28,021

10,631	(2,455)	120,140	105,947	40,462	43,022
97,629	59,034	118,368	68,582	19,359	(5,623)

108,389	56,579	247,822	185,220	62,299	39,058

16,461	17,817	45,989	146,914	16,291	16,956
(24,967)	(34,651)	(586,821)	(133,833)	(52,552)	(18,915)
(1,366)	(387)	(3,985)	(782)	(158)	(139)
(2,465)	280	49,759	186,349	(3,528)	(60,981)

(12,337)	(16,941)	(495,058)	198,648	(39,947)	(63,079)

96,052	39,638	(247,236)	383,868	22,352	(24,021)

295,880	256,242	1,196,393	812,525	204,439	228,460

$391,932	$295,880	$949,157	$1,196,393	$226,791	$204,439

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust B Series 0		Money Market Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$520	$2,931	—	—

Net investment income (loss)	520	2,931	—	—

Realized gains (losses) on investments:
Capital gain distributions	299	513	193	121
Net realized gains (losses)	—	—	—	—

Realized gains (losses)	299	513	193	121
Unrealized appreciation (depreciation) during the period	—	—	—	—

Net increase (decrease) in assets from operations	819	3,444	193	121

Changes from principal transactions:
Transfer of net premiums	14,085,184	16,791,909	103,803	113,061
Transfer on terminations	(2,646,786)	(919,757)	(131,400)	(592,394)
Transfer on policy loans	(14,679)	(50,671)	—	1,873
Net interfund transfers	(12,498,312)	(16,750,304)	1,756,676	27,698

Net increase (decrease) in assets from principal transactions	(1,074,593)	(928,823)	1,729,079	(449,762)

Total increase (decrease) in assets	(1,073,774)	(925,379)	1,729,272	(449,641)

Assets, beginning of period	7,610,293	8,535,672	1,001,628	1,451,269

Assets, end of period	$6,536,519	$7,610,293	$2,730,900	$1,001,628

See accompanying notes.

Sub-Account
Natural Resources Trust Series 0		Natural Resources Trust Series 1		Real Estate Securities Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$7,037	$22,458	$904	$1,266	$60,874	$54,523

7,037	22,458	904	1,266	60,874	54,523

—	—	—	—	—	—
(1,748)	(145,468)	13,614	(27,572)	159,013	77,743

(1,748)	(145,468)	13,614	(27,572)	159,013	77,743
26,790	75,543	(10,567)	28,157	(210,236)	259,499

32,079	(47,467)	3,951	1,851	9,651	391,765

179,561	168,338	6,858	7,079	113,231	160,363
(117,618)	(118,027)	(23,169)	(7,721)	(488,904)	(116,146)
(9,983)	(2,784)	(9,711)	(23)	(13,977)	(2,288)
(66,224)	(476,324)	24,229	(20,367)	101,147	764,883

(14,264)	(428,797)	(1,793)	(21,032)	(288,503)	806,812

17,815	(476,264)	2,158	(19,181)	(278,852)	1,198,577

1,110,017	1,586,281	160,776	179,957	3,238,133	2,039,556

$1,127,832	$1,110,017	$162,934	$160,776	$2,959,281	$3,238,133

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Estate Securities Trust Series 1		Real Return Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$9,889	$7,962	$26,096	$19,891

Net investment income (loss)	9,889	7,962	26,096	19,891

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(9,818)	(22,761)	8,182	29,651

Realized gains (losses)	(9,818)	(22,761)	8,182	29,651
Unrealized appreciation (depreciation) during the period	(434)	84,501	(128,483)	44,991

Net increase (decrease) in assets from operations	(363)	69,702	(94,205)	94,533

Changes from principal transactions:
Transfer of net premiums	14,600	15,227	60,627	120,641
Transfer on terminations	(15,816)	(12,979)	(387,802)	(52,745)
Transfer on policy loans	(52)	1,154	(3,343)	(23)
Net interfund transfers	27,136	1,383	82,474	152,393

Net increase (decrease) in assets from principal transactions	25,868	4,785	(248,044)	220,266

Total increase (decrease) in assets	25,505	74,487	(342,249)	314,799

Assets, beginning of period	480,041	405,554	1,252,408	937,609

Assets, end of period	$505,546	$480,041	$910,159	$1,252,408

See accompanying notes.

Sub-Account
Real Return Bond Trust Series 1		Science & Technology Trust Series 0		Science & Technology Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$968	$729	—	—	—	—

968	729	—	—	—	—

—	—	—	—	—	—
264	209	51,210	5,045	16,066	9,210

264	209	51,210	5,045	16,066	9,210
(4,883)	2,542	164,926	23,903	58,939	9,534

(3,651)	3,480	216,136	28,948	75,005	18,744

1,379	1,491	56,352	51,322	22,515	19,236
(4,519)	(3,070)	(58,947)	(40,298)	(35,239)	(26,371)
—	—	(2,317)	(3,647)	(8,873)	454
841	—	(749)	191,939	(672)	(33,267)

(2,299)	(1,579)	(5,661)	199,316	(22,269)	(39,948)

(5,950)	1,901	210,475	228,264	52,736	(21,204)

41,406	39,505	477,746	249,482	175,190	196,394

$35,456	$41,406	$688,221	$477,746	$227,926	$175,190

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Short Term Government Income Trust Series 0		Short Term Government Income Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$9,886	$8,538	$8,118	$6,369

Net investment income (loss)	9,886	8,538	8,118	6,369

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(2,714)	651	(169)	316

Realized gains (losses)	(2,714)	651	(169)	316
Unrealized appreciation (depreciation) during the period	(10,634)	(3,358)	(11,413)	(2,062)

Net increase (decrease) in assets from operations	(3,462)	5,831	(3,464)	4,623

Changes from principal transactions:
Transfer of net premiums	70,844	63,186	28,247	20,045
Transfer on terminations	(53,577)	(43,375)	(17,752)	(35,793)
Transfer on policy loans	(60)	(149)	134	(4,722)
Net interfund transfers	(81,745)	3,993	6,672	2,863

Net increase (decrease) in assets from principal transactions	(64,538)	23,655	17,301	(17,607)

Total increase (decrease) in assets	(68,000)	29,486	13,837	(12,984)

Assets, beginning of period	498,654	469,168	385,582	398,566

Assets, end of period	$430,654	$498,654	$399,419	$385,582

See accompanying notes.

Sub-Account
Small Cap Growth Trust Series 0		Small Cap Growth Trust Series 1		Small Cap Index Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

—	—	—	—	$38,718	$47,255

—	—	—	—	38,718	47,255

16,834	30,217	1,032	1,949	181,903	382,835
13,195	8,583	1,786	808	3,228	(3,499)

30,029	38,800	2,818	2,757	185,131	379,336
96,964	(10,254)	5,047	(514)	600,791	(115,824)

126,993	28,546	7,865	2,243	824,640	310,767

47,951	63,743	4,769	1,291	70,075	115,196
(38,981)	(27,654)	(1,706)	(2,037)	(448,340)	(60,793)
(2,511)	(3,349)	—	—	(5,109)	(1,805)
86,866	43,958	2,581	(36)	79,217	1,402,022

93,325	76,698	5,644	(782)	(304,157)	1,454,620

220,318	105,244	13,509	1,461	520,483	1,765,387

261,066	155,822	15,182	13,721	2,391,062	625,675

$481,384	$261,066	$28,691	$15,182	$2,911,545	$2,391,062

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Index Trust Series 1		Small Cap Opportunities Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$1,983	$2,233	$876	—

Net investment income (loss)	1,983	2,233	876	—

Realized gains (losses) on investments:
Capital gain distributions	9,541	18,694	—	—
Net realized gains (losses)	(446)	(1,185)	3,782	2,185

Realized gains (losses)	9,095	17,509	3,782	2,185
Unrealized appreciation (depreciation) during the period	32,599	(2,889)	58,634	10,179

Net increase (decrease) in assets from operations	43,677	16,853	63,292	12,364

Changes from principal transactions:
Transfer of net premiums	4,172	4,058	18,054	16,392
Transfer on terminations	(5,914)	(6,101)	(12,674)	(8,702)
Transfer on policy loans	—	(5)	(676)	—
Net interfund transfers	(2,886)	(7,212)	852,872	444

Net increase (decrease) in assets from principal transactions	(4,628)	(9,260)	857,576	8,134

Total increase (decrease) in assets	39,049	7,593	920,868	20,498

Assets, beginning of period	114,552	106,959	89,550	69,052

Assets, end of period	$153,601	$114,552	$1,010,418	$89,550

See accompanying notes.

Sub-Account
Small Cap Opportunities Trust Series 1		Small Cap Value Trust Series 0		Small Cap Value Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$801	—	$3,726	$3,554	$411	$331

801	—	3,726	3,554	411	331

—	—	33,852	17,361	3,767	1,744
14,786	(2,385)	16,581	5,191	10,337	13,153

14,786	(2,385)	50,433	22,552	14,104	14,897
26,609	19,134	108,043	25,553	2,980	(10,098)

42,196	16,749	162,202	51,659	17,495	5,130

6,631	7,199	51,073	56,930	1,146	1,295
(57,984)	(18,804)	(34,688)	(26,166)	(41,131)	(27,207)
47	—	(13,387)	(50)	—	—
28,946	(503)	160,403	38,708	44,818	26,663

(22,360)	(12,108)	163,401	69,422	4,833	751

19,836	4,641	325,603	121,081	22,328	5,881

106,925	102,284	415,214	294,133	40,239	34,358

$126,761	$106,925	$740,817	$415,214	$62,567	$40,239

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Value Trust Series 0		Small Company Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$12,800	$1,663	$5,798	$783

Net investment income (loss)	12,800	1,663	5,798	783

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	13,728	(148,563)	27,091	(695)

Realized gains (losses)	13,728	(148,563)	27,091	(695)
Unrealized appreciation (depreciation) during the period	170,156	60,495	58,567	46,021

Net increase (decrease) in assets from operations	196,684	(86,405)	91,456	46,109

Changes from principal transactions:
Transfer of net premiums	38,404	40,132	27,192	25,211
Transfer on terminations	(41,928)	(153,414)	(58,344)	(25,239)
Transfer on policy loans	(7,673)	(2,684)	450	(30,132)
Net interfund transfers	38,270	452,165	(5,694)	(20,777)

Net increase (decrease) in assets from principal transactions	27,073	336,199	(36,396)	(50,937)

Total increase (decrease) in assets	223,757	249,794	55,060	(4,828)

Assets, beginning of period	613,287	363,493	292,480	297,308

Assets, end of period	$837,044	$613,287	$347,540	$292,480

(af)	Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.

See accompanying notes.

Sub-Account
Smaller Company Growth Trust Series 0		Smaller Company Growth Trust Series 1		Strategic Income Opportunities Trust Series 0
Year Ended Dec. 31/13 (af)	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (af)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

—	—	—	—	$241,672	$263,802

—	—	—	—	241,672	263,802

50,804	51,944	1,845	3,612	—	—
232,469	3,382	11,638	359	42,395	(23,764)

283,273	55,326	13,483	3,971	42,395	(23,764)
(65,620)	35,199	(3,259)	493	(101,538)	41,544

217,653	90,525	10,224	4,464	182,529	281,582

14,070	14,976	800	1,647	104,973	99,914
(31,849)	(25,829)	(1,826)	(1,859)	(122,017)	(98,557)
(1,055)	(75)	(1,572)	195	(5,701)	(5,509)
(839,231)	(463)	(52,809)	20,210	1,043,660	2,291,128

(858,065)	(11,391)	(55,407)	20,193	1,020,915	2,286,976

(640,412)	79,134	(45,183)	24,657	1,203,444	2,568,558

640,412	561,278	45,183	20,526	3,108,036	539,478

—	$640,412	—	$45,183	$4,311,480	$3,108,036

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Income Opportunities Trust Series 1		Total Bond Market Trust B Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$16,771	$20,426	$12,499	$3,638

Net investment income (loss)	16,771	20,426	12,499	3,638

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(5,422)	(1,385)	(16,582)	8,775

Realized gains (losses)	(5,422)	(1,385)	(16,582)	8,775
Unrealized appreciation (depreciation) during the period	110	16,813	(19,011)	2,175

Net increase (decrease) in assets from operations	11,459	35,854	(23,094)	14,588

Changes from principal transactions:
Transfer of net premiums	9,090	10,071	27,804	36,838
Transfer on terminations	(51,841)	(15,099)	(23,863)	(19,122)
Transfer on policy loans	—	(404)	4,221	(2,136)
Net interfund transfers	2,654	619	(785,735)	905,346

Net increase (decrease) in assets from principal transactions	(40,097)	(4,813)	(777,573)	920,926

Total increase (decrease) in assets	(28,638)	31,041	(800,667)	935,514

Assets, beginning of period	311,836	280,795	1,155,231	219,717

Assets, end of period	$283,198	$311,836	$354,564	$1,155,231

See accompanying notes.

Sub-Account
Total Return Trust Series 0		Total Return Trust Series 1		Total Stock Market Index Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$72,282	$43,507	$21,327	$14,482	$14,320	$8,500

72,282	43,507	21,327	14,482	14,320	8,500

52,217	—	15,619	—	13,617	1,374
(2,595)	431	8,566	2,626	40,230	8,810

49,622	431	24,185	2,626	53,847	10,184
(160,510)	120,665	(59,798)	42,395	159,243	44,999

(38,606)	164,603	(14,286)	59,503	227,410	63,683

276,094	339,025	36,478	37,850	95,502	98,973
(461,974)	(215,675)	(107,474)	(65,782)	(66,499)	(45,306)
(17,288)	(14,630)	—	1	4,859	(76)
50,149	30,125	1,900	270	255,216	77,067

(153,019)	138,845	(69,096)	(27,661)	289,078	130,658

(191,625)	303,448	(83,382)	31,842	516,488	194,341

2,201,829	1,898,381	735,987	704,145	557,974	363,633

$2,010,204	$2,201,829	$652,605	$735,987	$1,074,462	$557,974

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Stock Market Index Trust Series 1		Ultra Short Term Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$2,245	$2,046	$1,742	$637

Net investment income (loss)	2,245	2,046	1,742	637

Realized gains (losses) on investments:
Capital gain distributions	2,208	346	—	—
Net realized gains (losses)	1,729	5,726	(729)	9

Realized gains (losses)	3,937	6,072	(729)	9
Unrealized appreciation (depreciation) during the period	38,695	11,228	(980)	(560)

Net increase (decrease) in assets from operations	44,877	19,346	33	86

Changes from principal transactions:
Transfer of net premiums	1,329	1,014	68,083	3,993
Transfer on terminations	(6,043)	(54,449)	(12,798)	(4,620)
Transfer on policy loans	—	(5)	—	—
Net interfund transfers	(2,304)	46,941	22,351	63,471

Net increase (decrease) in assets from principal transactions	(7,018)	(6,499)	77,636	62,844

Total increase (decrease) in assets	37,859	12,847	77,669	62,930

Assets, beginning of period	137,559	124,712	64,514	1,584

Assets, end of period	$175,418	$137,559	$142,183	$64,514

(g)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

See accompanying notes.

Sub-Account
U.S. Equity Trust Series 0		U.S. Equity Trust Series 1		Utilities Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12 (g)	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (g)	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$13,023	$9,205	$1,450	$1,104	$16,064	$21,565

13,023	9,205	1,450	1,104	16,064	21,565

—	—	—	—	—	—
6,318	280	6,030	36	35,333	(3,170)

6,318	280	6,030	36	35,333	(3,170)
163,403	10,114	13,437	952	80,270	101,220

182,744	19,599	20,917	2,092	131,667	119,615

47,015	43,934	3,421	3,044	69,657	77,999
(45,169)	(27,714)	(22,646)	(4,946)	(77,011)	(60,697)
(2,760)	(103)	—	153	(12,499)	(778)
4,334	608,993	(9,826)	76,632	89,217	(960,113)

3,420	625,110	(29,051)	74,883	69,364	(943,589)

186,164	644,709	(8,134)	76,975	201,031	(823,974)

644,709	—	76,975	—	627,938	1,451,912

$830,873	$644,709	$68,841	$76,975	$828,969	$627,938

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Utilities Trust Series 1		Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$1,713	$3,320	$4,585	$2,930

Net investment income (loss)	1,713	3,320	4,585	2,930

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	2,658	(253)	15,574	4,959

Realized gains (losses)	2,658	(253)	15,574	4,959
Unrealized appreciation (depreciation) during the period	12,873	8,452	117,660	30,031

Net increase (decrease) in assets from operations	17,244	11,519	137,819	37,920

Changes from principal transactions:
Transfer of net premiums	2,740	2,596	29,988	30,683
Transfer on terminations	(7,669)	(4,128)	(25,375)	(16,654)
Transfer on policy loans	(16,934)	(182)	(9,190)	(3,136)
Net interfund transfers	(19,634)	(29)	122,111	138,604

Net increase (decrease) in assets from principal transactions	(41,497)	(1,743)	117,534	149,497

Total increase (decrease) in assets	(24,253)	9,776	255,353	187,417

Assets, beginning of period	95,035	85,259	353,136	165,719

Assets, end of period	$70,782	$95,035	$608,489	$353,136

See accompanying notes.

Sub-Account
Value Trust Series 1		Total
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$2,567	$2,196	$3,958,167	$3,515,712

2,567	2,196	3,958,167	3,515,712

—	—	2,660,103	1,624,293
22,164	726	3,640,195	398,999

22,164	726	6,300,298	2,023,292
65,867	37,064	17,018,126	12,813,931

90,598	39,986	27,276,591	18,352,935

2,849	4,570	28,818,159	32,366,430
(50,015)	(12,471)	(22,751,339)	(13,317,889)
(20,892)	236	(1,172,152)	(999,605)
25,432	18,530	(9,157,394)	(3,538,031)

(42,626)	10,865	(4,262,726)	14,510,905

47,972	50,851	23,013,865	32,863,840

275,039	224,188	168,380,919	135,517,079

$323,011	$275,039	$191,394,784	$168,380,919

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements

December 31, 2013

1.	Organization

John Hancock Life Insurance Company of New York Separate Account B (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 108 active investment sub-accounts that invest in shares of a particular John Hancock Variable Insurance Trust (the “Trust”), which was formerly known as the John Hancock Trust, portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2013. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) which in turn is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in portfolios of the Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0, represent an interest in the same Trust portfolio but in different share classes of that portfolio. Series 1 represents interests in Series 1 shares of the Trust’s portfolio and Series 0 represents interests in Series NAV shares of the Trust’s portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the portfolio’s assets.

As the result of a portfolio change, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Business Opportunity Value	Large Cap Value	April 29, 2013

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

The following sub-accounts of the Account were commenced as investment options:

New Sub-Accounts	Effective Date
Lifestyle Aggressive Trust PS Series NAV	December 9, 2013
Lifestyle Balanced Trust PS Series NAV	December 9, 2013
Lifestyle Conservative Trust PS Series NAV	December 9, 2013
Lifestyle Growth Trust PS Series NAV	December 9, 2013
Lifestyle Moderate Trust PS Series NAV	December 9, 2013

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Transferred To	Effective Date
All Cap Value Trust	Fundamental Large Cap Value Trust	December 9, 2013
American Global Small Capitalization Trust Series 1	American Global Growth Trust Series 1	April 29, 2013
American High Income Bond Trust Series 1	High Yield Trust Series 1	April 29, 2013
Core Allocation Plus Trust	Core Strategy Trust	December 9, 2013
Disciplined Diversification Trust	Core Strategy Trust	December 9, 2013
Fundamental Holdings Trust Series 1	Core Strategy Trust Series 1	December 9, 2013
Global Diversification Trust Series 1	Core Strategy Trust Series 1	December 9, 2013
Smaller Company Growth Trust	Small Cap Opportunities Trust	December 9, 2013

Where a sub-account has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “Code”). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

FASB ASC Topic 820 - Fair Value Measurement and Disclosure (“ASC 820”) provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2013.

Mutual Funds
Level 1	$191,394,784
Level 2	—
Level 3	—

$191,394,784

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

3.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance, a charge for mortality and expense risks and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account are the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2013, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

5.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$2,278,406	$1,150,926
Active Bond Trust Series 0	104,962	23,491
Active Bond Trust Series 1	75,364	11,194
All Cap Core Trust Series 0	21,136	13,562
All Cap Core Trust Series 1	13,854	274,629
All Cap Value Trust Series 0	608,934	884,890
All Cap Value Trust Series 1	156,773	278,013
Alpha Opportunities Trust Series 0	42,316	9,347

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
American Asset Allocation Trust Series 1	$348,772	$115,365
American Global Growth Trust Series 1	35,121	8,147
American Global Small Capitalization Trust Series 1	1,524	22,959
American Growth Trust Series 1	290,248	295,030
American Growth-Income Trust Series 1	195,057	207,228
American High-Income Bond Trust Series 1	14,917	172,530
American International Trust Series 1	603,047	598,326
American New World Trust Series 1	111,328	10,878
Blue Chip Growth Trust Series 0	278,658	1,233,726
Blue Chip Growth Trust Series 1	175,609	167,957
Bond Trust Series 0	34,443	38,226
Bond Trust Series 1	—	21,071
Capital Appreciation Trust Series 0	164,541	273,461
Capital Appreciation Trust Series 1	53,164	169,924
Capital Appreciation Value Trust Series 0	261,102	85,065
Core Allocation Plus Trust Series 0	539,040	1,032,857
Core Bond Trust Series 0	107,059	33,900
Core Bond Trust Series 1	8,224	2,650
Core Strategy Trust Series 0	3,149,438	299,138
Disciplined Diversification Trust Series 0	390,280	681,265
Emerging Markets Value Trust Series 0	384,760	161,532
Emerging Markets Value Trust Series 1	408	382
Equity-Income Trust Series 0	483,232	1,078,438
Equity-Income Trust Series 1	114,429	201,518
Financial Services Trust Series 0	77,673	36,031
Financial Services Trust Series 1	4,303	4,965
Franklin Templeton Founding Allocation Trust Series 0	503,633	117,126
Franklin Templeton Founding Allocation Trust Series 1	2,185	21
Fundamental All Cap Core Trust Series 0	291,411	47,169
Fundamental All Cap Core Trust Series 1	34,950	1,407
Fundamental Holdings Trust Series 1	133,384	247,292
Fundamental Large Cap Value Trust Series 0	1,164,847	29,289
Fundamental Large Cap Value Trust Series 1	131,664	241
Fundamental Value Trust Series 0	43,857	184,252
Fundamental Value Trust Series 1	40,586	69,073
Global Bond Trust Series 0	157,772	911,367
Global Bond Trust Series 1	13,541	66,117
Global Diversification Trust Series 1	292,514	517,850
Global Trust Series 0	42,785	7,910
Global Trust Series 1	1,966	955,153
Health Sciences Trust Series 0	262,267	48,922
Health Sciences Trust Series 1	54,416	50,645
High Yield Trust Series 0	657,833	5,087,979
High Yield Trust Series 1	27,835	36,489
International Core Trust Series 0	116,483	370,223
International Core Trust Series 1	6,101	24,419
International Equity Index Trust B Series 0	593,347	635,745
International Equity Index Trust B Series 1	21,807	34,478
International Growth Stock Trust Series 0	56,693	69,292
International Growth Stock Trust Series 1	14,214	4,407

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
International Small Company Trust Series 0	$86,488	$28,769
International Small Company Trust Series 1	4,043	6,530
International Value Trust Series 0	135,544	59,176
International Value Trust Series 1	56,051	839,186
Investment Quality Bond Trust Series 0	50,369	2,246,283
Investment Quality Bond Trust Series 1	26,866	5,639
Lifestyle Aggressive Trust Series 0	1,903,753	2,154,713
Lifestyle Aggressive Trust Series 1	64,518	21,553
Lifestyle Balanced Trust Series 0	6,277,552	3,432,290
Lifestyle Balanced Trust Series 1	176,424	162,211
Lifestyle Conservative Trust Series 0	1,173,572	1,213,671
Lifestyle Conservative Trust Series 1	11,462	4,708
Lifestyle Growth Trust Series 0	6,153,764	3,107,125
Lifestyle Growth Trust Series 1	145,957	87,002
Lifestyle Moderate Trust Series 0	1,989,767	630,318
Lifestyle Moderate Trust Series 1	34,211	47,201
Mid Cap Index Trust Series 0	727,400	367,639
Mid Cap Index Trust Series 1	45,488	15,826
Mid Cap Stock Trust Series 0	223,061	426,312
Mid Cap Stock Trust Series 1	20,652	26,417
Mid Value Trust Series 0	169,090	596,740
Mid Value Trust Series 1	31,966	53,244
Money Market Trust B Series 0	13,191,007	14,264,781
Money Market Trust Series 1	1,872,571	143,299
Natural Resources Trust Series 0	169,909	177,136
Natural Resources Trust Series 1	33,787	34,677
Real Estate Securities Trust Series 0	267,464	495,093
Real Estate Securities Trust Series 1	62,602	26,846
Real Return Bond Trust Series 0	230,130	452,077
Real Return Bond Trust Series 1	3,053	4,382
Science & Technology Trust Series 0	116,373	122,032
Science & Technology Trust Series 1	17,584	39,854
Short Term Government Income Trust Series 0	94,253	148,905
Short Term Government Income Trust Series 1	42,622	17,202
Small Cap Growth Trust Series 0	150,795	40,636
Small Cap Growth Trust Series 1	10,303	3,626
Small Cap Index Trust Series 0	495,227	578,763
Small Cap Index Trust Series 1	14,218	7,322
Small Cap Opportunities Trust Series 0	870,334	11,884
Small Cap Opportunities Trust Series 1	36,786	58,345
Small Cap Value Trust Series 0	255,659	54,680
Small Cap Value Trust Series 1	53,439	44,429
Small Company Value Trust Series 0	85,296	45,424
Small Company Value Trust Series 1	29,710	60,308
Smaller Company Growth Trust Series 0	62,681	869,942
Smaller Company Growth Trust Series 1	2,640	56,203
Strategic Income Opportunities Trust Series 0	6,310,205	5,047,618
Strategic Income Opportunities Trust Series 1	31,792	55,117
Total Bond Market Trust B Series 0	3,959,313	4,724,388

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Total Return Trust Series 0	$875,042	$903,563
Total Return Trust Series 1	74,701	106,851
Total Stock Market Index Trust Series 0	464,172	147,158
Total Stock Market Index Trust Series 1	5,768	8,331
Ultra Short Term Bond Trust Series 0	134,851	55,473
U.S. Equity Trust Series 0	63,216	46,774
U.S. Equity Trust Series 1	3,994	31,594
Utilities Trust Series 0	179,451	94,023
Utilities Trust Series 1	3,885	43,671
Value Trust Series 0	181,039	58,921
Value Trust Series 1	34,195	74,254
All Asset Portfolio	295,566	160,660
Brandes International Equity	68,107	2,588
Frontier Capital Appreciation	49,520	568
Large Cap Growth	73,319	14,670
Large Cap Value	65,819	6,970

	$66,344,609	$63,989,078

6.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

7.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (the “Code”). Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Subsequent Events

In accordance with the provision set forth in FASB ASC Topic 855 - Subsequent Events (“ASC 855”), management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 28, 2014 and has determined that no events have occurred that require additional disclosure.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	164,881	119,719	79,667	87,318	38,794
Units issued	66,058	78,636	64,579	54,685	80,467
Units redeemed	(37,728)	(33,474)	(24,527)	(62,336)	(31,943)

Units, end of period	193,211	164,881	119,719	79,667	87,318

Unit value, end of period $	23.54 to 37.65	17.83 to 28.52	15.40 to 24.63	15.12 to 24.18	21.05
Assets, end of period $	6,764,116	4,350,710	2,948,519	1,914,656	1,828,011
Investment income ratio*	2.17%	1.13%	2.13%	1.59%	2.37%
Total return, lowest to highest**	32.02% to 32.03%	8.03% to 15.80%	1.86% to 1.87%	14.85% to 14.86%	24.08% to 31.02%

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	9,197	4,900	1,410	975	334
Units issued	997	4,521	3,631	1,681	707
Units redeemed	(354)	(224)	(141)	(1,246)	(66)

Units, end of period	9,840	9,197	4,900	1,410	975

Unit value, end of period $	66.44	66.31	60.42	57.02	50.05
Assets, end of period $	653,806	609,860	296,062	80,380	48,772
Investment income ratio*	5.99%	5.15%	11.40%	7.43%	8.48%
Total return, lowest to highest**	0.19%	5.32% to 9.76%	5.97%	13.91%	18.30% to 24.86%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	13,176	13,151	13,969	13,951	20,634
Units issued	2,813	976	805	759	1,167
Units redeemed	(550)	(951)	(1,623)	(741)	(7,850)

Units, end of period	15,439	13,176	13,151	13,969	13,951

Unit value, end of period $	20.41	20.36	18.56	17.54	15.41
Assets, end of period $	315,051	268,212	244,014	244,979	214,909
Investment income ratio*	6.44%	4.20%	5.40%	7.62%	6.87%
Total return, lowest to highest**	0.24%	9.71%	5.81%	13.84%	24.81%

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/13 (bg)	Year Ended Dec. 31/12 (bg)	Year Ended Dec. 31/11 (bg)	Year Ended Dec. 31/10 (bg)	Year Ended Dec. 31/09
Units, beginning of period	313,212	17,548	10,032	9,068	2,123
Units issued	5,459	301,263	9,120	3,705	10,323
Units redeemed	(9,370)	(5,599)	(1,604)	(2,741)	(3,378)

Units, end of period	309,301	313,212	17,548	10,032	9,068

Unit value, end of period $	15.81 to 22.31	15.82 to 22.34	13.80 to 19.48	13.58 to 19.16	12.05 to 17.00
Assets, end of period $	4,889,041	4,968,258	254,448	138,475	116,677
Investment income ratio*	4.24%	6.73%	7.29%	6.98%	7.71%
Total return, lowest to highest**	(0.10%) to (0.10%)	9.24% to 14.65%	1.66%	12.71%	14.85% to 21.32%

(bg)	Fund has no Series. Previously presented as Series 0 and Series 1.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	4,035	83,259	2,836	2,602	1,325
Units issued	1,254	1,655	81,932	596	1,703
Units redeemed	(806)	(80,879)	(1,509)	(362)	(426)

Units, end of period	4,483	4,035	83,259	2,836	2,602

Unit value, end of period $	18.44	13.72	11.76	11.71	10.36
Assets, end of period $	82,745	55,395	979,289	33,255	26,974
Investment income ratio*	1.38%	0.24%	1.62%	1.18%	1.70%
Total return, lowest to highest**	34.44%	10.44% to 16.62%	0.40%	13.09%	24.46% to 33.05%

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	37,068	37,436	38,944	40,951	34,833
Units issued	536	681	876	1,171	8,929
Units redeemed	(18,366)	(1,049)	(2,384)	(3,178)	(2,811)

Units, end of period	19,238	37,068	37,436	38,944	40,951

Unit value, end of period $	15.53	11.56	9.92	9.88	8.74
Assets, end of period $	298,820	428,605	371,332	384,712	357,886
Investment income ratio*	1.34%	1.15%	1.03%	1.07%	1.68%
Total return, lowest to highest**	34.31%	16.57%	0.42%	13.03%	28.46%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/13 (m)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	32,924	27,144	11,363	8,332	5,913
Units issued	10,547	7,879	18,411	4,022	3,819
Units redeemed	(43,471)	(2,099)	(2,630)	(991)	(1,400)

Units, end of period	—	32,924	27,144	11,363	8,332

Unit value, end of period $	20.42	15.60	14.06	14.67	12.38
Assets, end of period $	—	513,465	381,657	166,715	103,167
Investment income ratio*	1.62%	0.96%	0.52%	0.51%	0.63%
Total return, lowest to highest**	30.93%	6.24% to 10.92%	(4.17%)	18.50%	22.43% to 31.77%

(m) Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/13 (m)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	6,878	12,885	7,937	8,263	10,031
Units issued	2,997	210	5,225	333	501
Units redeemed	(9,875)	(6,217)	(277)	(659)	(2,269)

Units, end of period	—	6,878	12,885	7,937	8,263

Unit value, end of period $	28.21	21.57	19.44	20.29	17.15
Assets, end of period $	—	148,354	250,473	161,055	141,658
Investment income ratio*	1.06%	0.76%	0.48%	0.37%	0.52%
Total return, lowest to highest**	30.78%	10.95%	(4.21%)	18.35%	26.61%

(m)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Alpha Opportunities Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (n)
Units, beginning of period	2,919	63,000	1,887	—
Units issued	1,711	714	63,239	1,903
Units redeemed	(483)	(60,795)	(2,126)	(16)

Units, end of period	4,147	2,919	63,000	1,887

Unit value, end of period $	22.54	16.63	13.70	14.89
Assets, end of period $	93,480	48,537	862,996	28,103
Investment income ratio*	0.92%	0.12%	0.28%	0.96%
Total return, lowest to highest**	35.58%	9.62% to 21.38%	(8.02%)	16.98%

(n)	Fund available in prior year but no activity.

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	87,850	56,070	37,305	24,158	157
Units issued	24,729	38,456	23,086	15,778	25,418
Units redeemed	(8,602)	(6,676)	(4,321)	(2,631)	(1,417)

Units, end of period	103,977	87,850	56,070	37,305	24,158

Unit value, end of period $	14.49	11.75	10.15	10.06	8.98
Assets, end of period $	1,506,292	1,032,197	569,092	375,193	216,820
Investment income ratio*	1.24%	1.94%	2.05%	2.00%	3.54%
Total return, lowest to highest**	23.30%	8.80% to 15.77%	0.91%	12.07%	18.28% to 25.85%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Global Growth Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)
Units, beginning of period	3,506	1,623	—
Units issued	2,825	2,434	1,660
Units redeemed	(648)	(551)	(37)

Units, end of period	5,683	3,506	1,623

Unit value, end of period $	14.40	11.19	9.17
Assets, end of period $	81,821	39,240	14,877
Investment income ratio*	1.04%	0.54%	2.45%
Total return, lowest to highest**	28.63%	13.48% to 22.12%	(9.24%)

(n) Fund available in prior year but no activity.

	Sub-Account
	American Global Small Capitalization Trust Series 1
	Year Ended Dec. 31/13 (bh)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)
Units, beginning of period	2,018	2,002	—
Units issued	141	105	2,046
Units redeemed	(2,159)	(89)	(44)

Units, end of period	—	2,018	2,002

Unit value, end of period $	10.64	9.64	8.19
Assets, end of period $	—	19,452	16,392
Investment income ratio*	0.70%	0.91%	2.24%
Total return, lowest to highest**	10.37%	9.07% to 17.71%	(19.43%)

(bh)	Terminated as an investment option and funds transferred to American Global Growth Trust Series 1 on April 29, 2013.
(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	116,603	175,103	94,221	91,492	56,137
Units issued	15,422	37,768	97,231	59,196	50,848
Units redeemed	(14,925)	(96,268)	(16,349)	(56,467)	(15,493)

Units, end of period	117,100	116,603	175,103	94,221	91,492

Unit value, end of period $	19.58 to 29.48	15.11 to 22.75	12.86 to 19.36	13.48 to 20.30	11.40
Assets, end of period $	2,499,497	1,951,721	2,369,650	1,421,047	1,153,106
Investment income ratio*	0.57%	0.38%	0.27%	0.36%	0.34%
Total return, lowest to highest**	29.61% to 29.61%	8.11% to 17.49%	(4.63%)	18.23% to 18.24%	25.08% to 42.05%

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	143,577	71,930	70,155	60,898	88,850
Units issued	10,133	80,514	12,692	14,882	65,625
Units redeemed	(11,625)	(8,867)	(10,917)	(5,625)	(93,577)

Units, end of period	142,085	143,577	71,930	70,155	60,898

Unit value, end of period $	18.11 to 27.04	13.62 to 20.33	11.62 to 17.35	11.87 to 17.72	10.69
Assets, end of period $	2,798,113	2,131,349	963,908	998,842	796,589
Investment income ratio*	1.02%	2.01%	1.19%	1.22%	0.74%
Total return, lowest to highest**	33.01% to 33.02%	10.27% to 17.16%	(2.10%) to (2.09%)	11.05% to 11.06%	23.68% to 33.69%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American High-Income Bond Trust Series 1
	Year Ended Dec. 31/13 (l)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)
Units, beginning of period	13,661	2,315	—
Units issued	926	13,744	2,411
Units redeemed	(14,587)	(2,398)	(96)

Units, end of period	—	13,661	2,315

Unit value, end of period $	11.83	11.49	10.16
Assets, end of period $	—	157,024	23,527
Investment income ratio*	0.25%	10.57%	20.05%
Total return, lowest to highest**	2.90%	6.30% to 13.11%	1.46%

(l)	Terminated as an investment option and funds transferred to High Yield Trust Series 1 on April 29, 2013.
(n)	Fund available in prior year but no activity.

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	81,137	89,381	76,308	51,505	42,851
Units issued	34,067	19,210	34,549	52,695	34,474
Units redeemed	(33,108)	(27,454)	(21,476)	(27,892)	(25,820)

Units, end of period	82,096	81,137	89,381	76,308	51,505

Unit value, end of period $	18.85 to 33.19	15.55 to 27.39	13.24 to 23.31	15.45 to 27.21	14.46
Assets, end of period $	1,722,671	1,427,243	1,332,045	1,349,296	855,948
Investment income ratio*	1.03%	1.06%	1.51%	1.97%	1.20%
Total return, lowest to highest**	21.20% to 21.20%	13.22% to 17.50%	(14.34%)	6.88%	27.67% to 46.99%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American New World Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Units, beginning of period	13,912	12,806	4,109	11,999	—
Units issued	6,499	2,231	11,580	3,543	12,025
Units redeemed	(668)	(1,125)	(2,883)	(11,433)	(26)

Units, end of period	19,743	13,912	12,806	4,109	11,999

Unit value, end of period $	17.49	15.77	13.44	15.69	13.36
Assets, end of period $	345,333	219,440	172,098	64,457	160,289
Investment income ratio*	1.22%	0.64%	2.18%	0.65%	7.30%
Total return, lowest to highest**	10.89%	12.53% to 17.37%	(14.33%)	17.43%	30.38% to 33.58%

(a) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	36,543	49,717	31,138	27,629	7,243
Units issued	2,924	8,580	32,665	14,495	24,326
Units redeemed	(14,522)	(21,754)	(14,086)	(10,986)	(3,940)

Units, end of period	24,945	36,543	49,717	31,138	27,629

Unit value, end of period $	112.07	79.24	66.93	65.97	56.75
Assets, end of period $	2,795,578	2,895,574	3,327,453	2,054,232	1,567,863
Investment income ratio*	0.32%	0.13%	0.02%	0.09%	0.20%
Total return, lowest to highest**	41.43%	5.30% to 18.39%	1.45%	16.25%	26.87% to 46.21%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	44,353	54,004	52,381	51,352	58,485
Units issued	10,344	3,448	9,561	4,833	12,872
Units redeemed	(8,855)	(13,099)	(7,938)	(3,804)	(20,005)

Units, end of period	45,842	44,353	54,004	52,381	51,352

Unit value, end of period $	21.84	15.46	13.06	12.88	11.09
Assets, end of period $	1,001,567	685,670	705,592	674,666	569,454
Investment income ratio*	0.28%	0.09%	0.01%	0.08%	0.15%
Total return, lowest to highest**	41.33%	18.31%	1.44%	16.15%	42.89%

	Sub-Account
	Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (c)
Units, beginning of period	18,444	16,603	—
Units issued	2,564	3,451	16,794
Units redeemed	(3,559)	(1,610)	(191)

Units, end of period	17,449	18,444	16,603

Unit value, end of period $	10.58	10.72	10.08
Assets, end of period $	184,560	197,686	167,386
Investment income ratio*	2.99%	2.96%	14.80%
Total return, lowest to highest**	(1.32%)	2.99% to 6.31%	0.82%

(c)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (c)
Units, beginning of period	1,967	—	—
Units issued	—	1,991	1,851
Units redeemed	(1,967)	(24)	(1,851)

Units, end of period	—	1,967	—

Unit value, end of period $	10.57	10.72	10.08
Assets, end of period $	—	21,086	—
Investment income ratio*	0.00%	3.38%	0.00%
Total return, lowest to highest**	(1.36%)	6.34%	0.78%

(c)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

	Sub-Account
	Brandes International Equity
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,292	1,044	678	815	63
Units issued	1,909	405	4,422	712	824
Units redeemed	(80)	(157)	(4,056)	(849)	(72)

Units, end of period	3,121	1,292	1,044	678	815

Unit value, end of period $	35.56	30.57	25.33	29.30	28.01
Assets, end of period $	110,980	39,498	26,458	19,895	22,847
Investment income ratio*	3.81%	2.44%	2.86%	4.07%	5.05%
Total return, lowest to highest**	16.32%	14.03% to 20.68%	(13.56%)	4.61%	19.34% to 25.28%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	224,074	19,715	6,573	3,745	2,731
Units issued	7,827	257,019	14,224	3,932	2,202
Units redeemed	(15,543)	(52,660)	(1,082)	(1,104)	(1,188)

Units, end of period	216,358	224,074	19,715	6,573	3,745

Unit value, end of period $	22.17	16.13	13.90	13.88	12.41
Assets, end of period $	4,797,597	3,613,450	274,033	91,282	46,488
Investment income ratio*	0.26%	0.24%	0.15%	0.22%	0.34%
Total return, lowest to highest**	37.50%	3.07% to 16.03%	0.11%	11.88%	28.49% to 44.66%

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	21,787	17,216	24,852	20,403	18,768
Units issued	2,618	7,586	1,756	6,440	7,646
Units redeemed	(9,218)	(3,015)	(9,392)	(1,991)	(6,011)

Units, end of period	15,187	21,787	17,216	24,852	20,403

Unit value, end of period $	22.60	16.44	14.18	14.17	12.67
Assets, end of period $	343,169	358,273	244,101	352,086	258,477
Investment income ratio*	0.24%	0.16%	0.07%	0.14%	0.28%
Total return, lowest to highest**	37.41%	15.98%	0.07%	11.83%	42.28%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (n)
Units, beginning of period	65,861	49,574	7,785	4,309	—
Units issued	11,050	21,760	43,226	3,814	4,378
Units redeemed	(5,780)	(5,473)	(1,437)	(338)	(69)

Units, end of period	71,131	65,861	49,574	7,785	4,309

Unit value, end of period $	15.60	12.76	11.12	10.79	9.47
Assets, end of period $	1,110,013	840,362	551,165	83,962	40,797
Investment income ratio*	1.39%	1.68%	2.52%	1.96%	4.08%
Total return, lowest to highest**	22.29%	7.74% to 14.77%	3.09%	13.91%	19.68% to 30.98%

(n) Fund available in prior year but no activity.

	Sub-Account
	Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/13 (z)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	63,214	51,573	12,952	2,056	25
Units issued	17,999	14,390	40,590	11,390	2,075
Units redeemed	(81,213)	(2,749)	(1,969)	(494)	(44)

Units, end of period	—	63,214	51,573	12,952	2,056

Unit value, end of period $	12.75	10.63	9.36	9.58	8.66
Assets, end of period $	—	671,902	482,804	124,047	17,817
Investment income ratio*	3.72%	1.54%	1.66%	1.64%	3.21%
Total return, lowest to highest**	20.00%	7.77% to 13.53%	(2.26%)	10.57%	17.53% to 27.67%

(z)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	30,002	12,035	8,084	174	5
Units issued	5,022	130,590	6,894	8,238	302
Units redeemed	(2,201)	(112,623)	(2,943)	(328)	(133)

Units, end of period	32,823	30,002	12,035	8,084	174

Unit value, end of period $	15.34	15.67	14.71	13.58	12.67
Assets, end of period $	503,461	470,138	177,014	109,761	2,208
Investment income ratio*	2.25%	1.81%	3.79%	5.76%	3.31%
Total return, lowest to highest**	(2.12%)	3.76% to 6.54%	8.32%	7.17%	5.61% to 9.93%

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	7,239	7,947	7,576	7,642	7,548
Units issued	—	—	578	138	330
Units redeemed	(138)	(708)	(207)	(204)	(236)

Units, end of period	7,101	7,239	7,947	7,576	7,642

Unit value, end of period $	19.11	19.53	18.35	16.94	15.82
Assets, end of period $	135,720	141,400	145,809	128,333	120,893
Investment income ratio*	2.13%	2.67%	3.31%	2.71%	2.42%
Total return, lowest to highest**	(2.15%)	6.46%	8.32%	7.08%	9.94%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Strategy Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (az)
Units, beginning of period	221,775	380,508	33,777	15,262	267
Units issued	207,562	105,814	362,230	23,078	32,585
Units redeemed	(23,224)	(264,547)	(15,499)	(4,563)	(17,590)

Units, end of period	406,113	221,775	380,508	33,777	15,262

Unit value, end of period $	13.88	11.64	10.34	10.32	9.17
Assets, end of period $	5,636,940	2,580,442	3,932,905	348,482	139,885
Investment income ratio*	1.15%	2.47%	2.63%	3.19%	3.19%
Total return, lowest to highest**	19.29%	7.54% to 12.58%	0.19%	12.57%	18.49% to 25.03%

(az) Renamed on May 4, 2009. Previously known as Index Allocation Trust.

	Sub-Account
	Disciplined Diversification Trust Series 0
	Year Ended Dec. 31/13 (z)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	43,479	40,301	34,328	30,638	70
Units issued	8,168	5,592	8,493	5,086	31,069
Units redeemed	(51,647)	(2,414)	(2,520)	(1,396)	(501)

Units, end of period	—	43,479	40,301	34,328	30,638

Unit value, end of period $	13.23	11.51	10.21	10.42	9.19
Assets, end of period $	—	500,637	411,424	357,729	281,420
Investment income ratio*	4.35%	2.60%	2.47%	1.82%	7.40%
Total return, lowest to highest**	14.89%	8.54% to 12.79%	(2.04%)	13.45%	20.12% to 29.89%

(z)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	240,299	177,609	98,617	80,233	2,347
Units issued	20,447	87,243	164,542	54,370	80,237
Units redeemed	(13,757)	(24,553)	(85,550)	(35,986)	(2,351)

Units, end of period	246,989	240,299	177,609	98,617	80,233

Unit value, end of period $	11.97	12.36	10.43	14.29	11.61
Assets, end of period $	2,955,779	2,970,118	1,852,637	1,409,515	931,541
Investment income ratio*	1.35%	1.20%	2.45%	1.38%	0.13%
Total return, lowest to highest**	(3.18%)	14.09% to 18.49%	(27.02%)	23.11%	1.56% to 101.36%

	Sub-Account
	Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (n)
Units, beginning of period	421	1,972	3,889	77	—
Units issued	8	621	327	3,931	82
Units redeemed	(25)	(2,172)	(2,244)	(119)	(5)

Units, end of period	404	421	1,972	3,889	77

Unit value, end of period $	14.93	15.42	13.01	17.84	14.50
Assets, end of period $	6,059	6,521	25,675	69,386	1,128
Investment income ratio*	1.28%	0.83%	1.51%	2.32%	0.05%
Total return, lowest to highest**	(3.22%)	18.53%	(27.06%)	23.03%	101.12%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	183,533	65,762	38,933	38,620	19,617
Units issued	9,138	156,871	38,362	18,265	34,992
Units redeemed	(30,304)	(39,100)	(11,533)	(17,952)	(15,989)

Units, end of period	162,367	183,533	65,762	38,933	38,620

Unit value, end of period $	42.63	32.78	27.90	28.12	24.40
Assets, end of period $	6,921,388	6,015,928	1,835,020	1,094,709	942,394
Investment income ratio*	2.00%	2.46%	2.22%	2.01%	2.39%
Total return, lowest to highest**	30.05%	10.80% to 17.47%	(0.76%)	15.23%	24.57% to 30.76%

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	35,163	34,818	21,579	23,852	34,606
Units issued	4,304	2,977	18,762	2,793	9,623
Units redeemed	(8,253)	(2,632)	(5,523)	(5,066)	(20,377)

Units, end of period	31,214	35,163	34,818	21,579	23,852

Unit value, end of period $	25.82	19.86	16.92	17.06	14.82
Assets, end of period $	806,115	698,291	589,152	368,113	353,455
Investment income ratio*	1.85%	2.12%	2.09%	1.86%	2.06%
Total return, lowest to highest**	30.04%	17.36%	(0.81%)	15.11%	25.72%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	15,608	20,995	13,850	20,156	5,401
Units issued	3,021	49,061	40,001	4,459	16,641
Units redeemed	(1,551)	(54,448)	(32,856)	(10,765)	(1,886)

Units, end of period	17,078	15,608	20,995	13,850	20,156

Unit value, end of period $	26.20	20.02	16.96	18.72	16.68
Assets, end of period $	447,400	312,473	356,125	259,280	336,237
Investment income ratio*	0.74%	0.68%	1.37%	0.32%	1.48%
Total return, lowest to highest**	30.86%	8.06% to 18.03%	(9.39%)	12.22%	25.68% to 49.06%

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	6,673	6,888	7,907	8,149	7,699
Units issued	117	68	147	807	1,904
Units redeemed	(263)	(283)	(1,166)	(1,049)	(1,454)

Units, end of period	6,527	6,673	6,888	7,907	8,149

Unit value, end of period $	21.77	16.65	14.10	15.59	13.89
Assets, end of period $	142,093	111,115	97,158	123,250	113,149
Investment income ratio*	0.65%	0.80%	1.61%	0.34%	0.75%
Total return, lowest to highest**	30.75%	18.05%	(9.51%)	12.26%	41.41%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	107,295	63,253	14,641	2,821	204
Units issued	35,637	49,595	51,040	12,964	2,762
Units redeemed	(8,984)	(5,553)	(2,428)	(1,144)	(145)

Units, end of period	133,948	107,295	63,253	14,641	2,821

Unit value, end of period $	14.12	11.34	9.75	9.89	8.93
Assets, end of period $	1,890,794	1,216,471	616,457	144,801	25,206
Investment income ratio*	2.82%	4.11%	4.91%	7.41%	6.77%
Total return, lowest to highest**	24.51%	12.32% to 16.33%	(1.45%)	10.71%	25.33% to 32.61%

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (r)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (n)
Units, beginning of period	—	—	346	—
Units issued	155	—	—	364
Units redeemed	(2)	—	(346)	(18)

Units, end of period	153	—	—	346

Unit value, end of period $	14.09	11.32	9.74	9.88
Assets, end of period $	2,156	—	—	3,420
Investment income ratio*	21.24%	0.00%	0.00%	6.97%
Total return, lowest to highest**	24.43%	16.26%	(1.41%)	10.66%

(r)	Fund available but no activity.
(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Frontier Capital Appreciation
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	84	59	6	2	31
Units issued	649	29	131	5	2
Units redeemed	(9)	(4)	(78)	(1)	(31)

Units, end of period	724	84	59	6	2

Unit value, end of period $	75.67	54.36	46.29	49.89	39.29
Assets, end of period $	54,710	4,505	2,704	275	91
Investment income ratio*	0.00%	0.39%	0.00%	0.15%	0.15%
Total return, lowest to highest**	39.20%	8.43% to 17.43%	(7.22%)	27.00%	29.61% to 50.68%

	Sub-Account
	Fundamental All Cap Core Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11 (j)	Dec. 31/10	Dec. 31/09
Units, beginning of period	11,939	88,943	9,318	7,099	6,594
Units issued	17,627	3,671	83,048	4,103	3,624
Units redeemed	(2,645)	(80,675)	(3,423)	(1,884)	(3,119)

Units, end of period	26,921	11,939	88,943	9,318	7,099

Unit value, end of period $	19.73	14.52	11.74	11.98	10.02
Assets, end of period $	530,987	173,316	1,044,175	111,639	71,151
Investment income ratio*	1.14%	0.35%	1.32%	1.35%	1.44%
Total return, lowest to highest**	35.87%	15.03% to 23.67%	(2.02%)	19.55%	26.61% to 31.86%

(j)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental All Cap Core Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11 (j)	Dec. 31/10	Dec. 31/09
Units, beginning of period	17	36	66	67	218
Units issued	1,091	123	110	119	723
Units redeemed	(50)	(142)	(140)	(120)	(874)

Units, end of period	1,058	17	36	66	67

Unit value, end of period $	33.23	24.46	19.80	20.22	16.91
Assets, end of period $	35,115	396	691	1,320	1,127
Investment income ratio*	0.34%	0.47%	0.75%	1.11%	0.28%
Total return, lowest to highest**	35.88%	23.52%	(2.08%)	19.55%	28.27%

(j)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.

	Sub-Account
	Fundamental Holdings Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13 (z)	Dec. 31/12	Dec. 31/11 (p)	Dec. 31/10	Dec. 31/09 (a)
Units, beginning of period	11,450	9,969	72,846	2,833	—
Units issued	3,428	2,529	5,645	71,620	2,841
Units redeemed	(14,878)	(1,048)	(68,522)	(1,607)	(8)

Units, end of period	—	11,450	9,969	72,846	2,833

Unit value, end of period $	16.67	14.66	13.02	13.15	11.92
Assets, end of period $	—	167,926	129,800	958,309	33,778
Investment income ratio*	2.20%	1.91%	1.38%	3.14%	12.79%
Total return, lowest to highest**	13.66%	7.22% to 12.65%	(1.05%)	10.36%	18.47% to 19.20%

(z)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.
(p)	Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(a)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Large Cap Value Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11 (o)	Dec. 31/10	Dec. 31/09
Units, beginning of period	2,603	1,145	1,107	711	635
Units issued	68,598	1,644	129	458	118
Units redeemed	(1,775)	(186)	(91)	(62)	(42)

Units, end of period	69,426	2,603	1,145	1,107	711

Unit value, end of period $	18.04	13.62	10.94	10.74	9.46
Assets, end of period $	1,252,483	35,444	12,522	11,885	6,727
Investment income ratio*	1.49%	2.01%	1.09%	2.55%	2.26%
Total return, lowest to highest**	32.46%	16.71% to 24.48%	1.90%	13.51%	22.60% to 28.80%

(o)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.

	Sub-Account
	Fundamental Large Cap Value Trust Series 1
	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12 (n)
Units, beginning of period	—	—
Units issued	5,280	1,417
Units redeemed	(10)	(1,417)

Units, end of period	5,270	—

Unit value, end of period $	25.64	19.36
Assets, end of period $	135,126	—
Investment income ratio*	0.00%	0.00%
Total return, lowest to highest**	32.41%	24.43%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	27,028	25,146	100,018	19,978	12,508
Units issued	2,603	7,590	7,502	87,250	15,795
Units redeemed	(13,028)	(5,708)	(82,374)	(7,210)	(8,325)

Units, end of period	16,603	27,028	25,146	100,018	19,978

Unit value, end of period $	17.45	13.06	11.52	11.96	10.57
Assets, end of period $	289,723	352,963	289,576	1,196,553	211,149
Investment income ratio*	1.36%	1.06%	0.82%	2.00%	1.18%
Total return, lowest to highest**	33.62%	6.37% to 13.40%	(3.74%)	13.20%	24.46% to 38.50%

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	26,876	37,776	36,464	37,304	51,202
Units issued	1,580	2,090	5,148	3,423	3,228
Units redeemed	(3,115)	(12,990)	(3,836)	(4,263)	(17,126)

Units, end of period	25,341	26,876	37,776	36,464	37,304

Unit value, end of period $	24.37	18.25	16.10	16.73	14.79
Assets, end of period $	617,642	490,620	608,196	610,130	551,908
Investment income ratio*	1.33%	0.85%	0.86%	1.15%	0.87%
Total return, lowest to highest**	33.52%	13.38%	(3.78%)	13.10%	31.78%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	56,000	24,198	22,412	14,823	16,578
Units issued	5,022	37,731	4,734	9,135	24,214
Units redeemed	(30,392)	(5,929)	(2,948)	(1,546)	(25,969)

Units, end of period	30,630	56,000	24,198	22,412	14,823

Unit value, end of period $	30.08	31.84	29.72	27.24	24.68
Assets, end of period $	921,315	1,783,116	719,107	610,575	365,776
Investment income ratio*	0.34%	8.14%	6.68%	4.16%	9.15%
Total return, lowest to highest**	(5.54%)	4.53% to 7.15%	9.08%	10.40%	13.91% to 15.41%

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	10,561	13,161	14,516	14,975	21,752
Units issued	602	425	1,138	1,011	1,141
Units redeemed	(3,089)	(3,025)	(2,493)	(1,470)	(7,918)

Units, end of period	8,074	10,561	13,161	14,516	14,975

Unit value, end of period $	21.08	22.28	20.82	19.09	17.31
Assets, end of period $	170,232	235,410	274,076	277,123	259,180
Investment income ratio*	0.42%	6.83%	6.18%	3.58%	12.39%
Total return, lowest to highest**	(5.42%)	7.03%	9.08%	10.30%	15.39%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Diversification Trust Series 1
	Year Ended Dec. 31/13 (z)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (q)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Units, beginning of period	19,135	16,953	6,614	2,302	—
Units issued	10,687	4,116	11,703	4,740	2,303
Units redeemed	(29,822)	(1,934)	(1,364)	(428)	(1)

Units, end of period	—	19,135	16,953	6,614	2,302

Unit value, end of period $	17.42	15.36	13.26	14.18	12.59
Assets, end of period $	—	293,870	224,753	93,765	28,990
Investment income ratio*	2.29%	1.87%	3.07%	3.98%	49.21%
Total return, lowest to highest**	13.46%	9.32% to 15.84%	(6.49%)	12.57%	23.51% to 25.94%

(z)    Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

(q)    Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.

(a)    Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	5,089	5,881	5,566	4,180	6,917
Units issued	2,767	1,193	1,408	1,799	1,715
Units redeemed	(501)	(1,985)	(1,093)	(413)	(4,452)

Units, end of period	7,355	5,089	5,881	5,566	4,180

Unit value, end of period $	17.70	13.51	11.09	11.79	10.94
Assets, end of period $	130,202	68,758	65,217	65,634	45,718
Investment income ratio*	1.77%	2.10%	2.19%	1.91%	1.68%
Total return, lowest to highest**	31.04%	18.78% to 21.82%	(5.96%)	7.82%	25.95% to 34.80%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	64,693	66,962	61,120	49,303	14,977
Units issued	34	12	11,042	13,256	43,211
Units redeemed	(59,402)	(2,281)	(5,200)	(1,439)	(8,885)

Units, end of period	5,325	64,693	66,962	61,120	49,303

Unit value, end of period $	19.40	14.80	12.15	12.93	12.00
Assets, end of period $	103,317	957,336	813,925	790,323	591,609
Investment income ratio*	0.27%	2.18%	2.08%	1.65%	4.69%
Total return, lowest to highest**	31.08%	21.75%	(6.00%)	7.76%	31.36%

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	16,097	8,430	6,190	23,192	5,783
Units issued	5,685	12,370	3,130	3,034	20,674
Units redeemed	(1,379)	(4,703)	(890)	(20,036)	(3,265)

Units, end of period	20,403	16,097	8,430	6,190	23,192

Unit value, end of period $	40.81	26.99	20.45	18.48	15.96
Assets, end of period $	832,668	434,383	172,437	114,424	370,136
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	51.24%	12.19% to 31.93%	10.66%	15.81%	29.89% to 34.30%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	6,047	6,987	7,361	7,371	11,054
Units issued	742	859	106	408	685
Units redeemed	(1,201)	(1,799)	(480)	(418)	(4,368)

Units, end of period	5,588	6,047	6,987	7,361	7,371

Unit value, end of period $	52.38	34.67	26.28	23.76	20.54
Assets, end of period $	292,696	209,633	183,561	174,926	151,406
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	51.07%	31.95%	10.57%	15.70%	31.81%

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	300,098	135,322	38,750	20,085	25,611
Units issued	27,426	192,996	106,412	24,650	38,737
Units redeemed	(253,174)	(28,220)	(9,840)	(5,985)	(44,263)

Units, end of period	74,350	300,098	135,322	38,750	20,085

Unit value, end of period $	21.14	19.45	16.33	16.15	14.20
Assets, end of period $	1,570,793	5,835,684	2,210,205	625,808	285,178
Investment income ratio*	3.08%	9.08%	10.00%	56.47%	11.12%
Total return, lowest to highest**	8.68%	9.73% to 19.07%	1.14%	13.75%	31.02% to 54.51%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	11,431	11,474	11,213	9,668	10,542
Units issued	508	434	886	2,428	1,151
Units redeemed	(1,650)	(477)	(625)	(883)	(2,025)

Units, end of period	10,289	11,431	11,474	11,213	9,668

Unit value, end of period $	22.30	20.54	17.27	17.11	15.04
Assets, end of period $	229,554	234,984	198,224	192,003	145,523
Investment income ratio*	6.83%	7.93%	8.79%	44.62%	11.71%
Total return, lowest to highest**	8.53%	18.98%	0.90%	13.78%	54.51%

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	40,566	51,752	39,058	26,018	15,838
Units issued	6,784	14,236	23,871	24,641	31,640
Units redeemed	(25,669)	(25,422)	(11,177)	(11,601)	(21,460)

Units, end of period	21,681	40,566	51,752	39,058	26,018

Unit value, end of period $	17.23	13.77	11.96	13.22	12.05
Assets, end of period $	373,513	558,510	618,746	516,316	313,626
Investment income ratio*	3.16%	3.11%	3.03%	2.23%	2.54%
Total return, lowest to highest**	25.13%	15.16% to 16.10%	(9.55%)	9.67%	18.62% to 22.55%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	6,183	6,313	7,935	9,009	7,100
Units issued	266	376	347	525	3,877
Units redeemed	(1,613)	(506)	(1,969)	(1,599)	(1,968)

Units, end of period	4,836	6,183	6,313	7,935	9,009

Unit value, end of period $	16.21	12.97	11.28	12.47	11.38
Assets, end of period $	78,377	80,182	71,156	98,921	102,502
Investment income ratio*	2.80%	2.96%	2.08%	1.84%	2.63%
Total return, lowest to highest**	24.99%	15.05%	(9.57%)	9.58%	18.64%

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	101,611	112,325	38,114	23,162	5,553
Units issued	10,966	20,421	82,664	17,369	18,556
Units redeemed	(14,827)	(31,135)	(8,453)	(2,417)	(947)

Units, end of period	97,750	101,611	112,325	38,114	23,162

Unit value, end of period $	47.59	41.55	35.28	41.02	36.81
Assets, end of period $	4,652,174	4,222,165	3,963,357	1,563,604	852,707
Investment income ratio*	2.52%	1.30%	4.79%	2.96%	6.68%
Total return, lowest to highest**	14.54%	15.48% to 17.76%	(13.99%)	11.43%	27.56% to 43.56%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Equity Index Trust B Series 1
	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12 (s)
Units, beginning of period	24,734	—
Units issued	1,353	24,949
Units redeemed	(3,140)	(215)

Units, end of period	22,947	24,734

Unit value, end of period $	12.14	10.60
Assets, end of period $	278,688	262,226
Investment income ratio*	2.50%	6.95%
Total return, lowest to highest**	14.56%	6.02%

(s)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

	Sub-Account
	International Growth Stock Trust Series 0
	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12 (s)
Units, beginning of period	53,510	—
Units issued	4,449	53,738
Units redeemed	(6,430)	(228)

Units, end of period	51,529	53,510

Unit value, end of period $	12.41	10.41
Assets, end of period $	639,451	557,127
Investment income ratio*	1.23%	4.25%
Total return, lowest to highest**	19.18%	4.12%

(s)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Growth Stock Trust Series 1
	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12 (s)
Units, beginning of period	16,283	—
Units issued	1,073	16,354
Units redeemed	(395)	(71)

Units, end of period	16,961	16,283

Unit value, end of period $	12.40	10.41
Assets, end of period $	210,237	169,456
Investment income ratio*	1.25%	4.01%
Total return, lowest to highest**	19.10%	4.08%

(s)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

	Sub-Account
	International Small Company Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09 (ax)
Units, beginning of period	26,976	86,864	28,843	24,956	—
Units issued	5,682	4,628	68,494	8,832	26,279
Units redeemed	(2,140)	(64,516)	(10,473)	(4,945)	(1,323)

Units, end of period	30,518	26,976	86,864	28,843	24,956

Unit value, end of period $	15.23	12.06	10.12	12.07	9.84
Assets, end of period $	464,898	325,389	878,654	348,068	245,594
Investment income ratio*	2.04%	0.93%	1.82%	2.90%	0.79%
Total return, lowest to highest**	26.30%	12.82% to 19.23%	(16.18%)	22.62%	(1.59%)

(ax)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Small Company Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)
Units, beginning of period	3,493	5,530	5,981	6,159	—
Units issued	240	267	246	392	6,197
Units redeemed	(453)	(2,304)	(697)	(570)	(38)

Units, end of period	3,280	3,493	5,530	5,981	6,159

Unit value, end of period $	15.22	12.04	10.10	12.06	9.83
Assets, end of period $	49,900	42,064	55,874	72,140	60,545
Investment income ratio*	1.89%	1.26%	1.60%	2.80%	0.79%
Total return, lowest to highest**	26.34%	19.20%	(16.23%)	22.70%	(1.70%)

(ax) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	20,409	27,869	61,670	30,587	9,516
Units issued	7,890	3,983	7,031	66,946	22,519
Units redeemed	(3,996)	(11,443)	(40,832)	(35,863)	(1,448)

Units, end of period	24,303	20,409	27,869	61,670	30,587

Unit value, end of period $	17.64	13.98	11.71	13.43	12.43
Assets, end of period $	428,737	285,268	326,381	828,160	380,313
Investment income ratio*	1.95%	2.82%	1.69%	2.42%	3.06%
Total return, lowest to highest**	26.21%	19.36% to 19.59%	(12.80%)	8.00%	26.96% to 39.98%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	47,850	47,442	42,358	34,764	14,922
Units issued	2,006	3,037	7,317	9,213	26,779
Units redeemed	(37,755)	(2,629)	(2,233)	(1,619)	(6,937)

Units, end of period	12,101	47,850	47,442	42,358	34,764

Unit value, end of period $	27.37	21.70	18.18	20.86	19.32
Assets, end of period $	331,196	1,038,305	862,318	883,441	671,440
Investment income ratio*	0.79%	2.76%	2.49%	2.07%	5.37%
Total return, lowest to highest**	26.15%	19.38%	(12.85%)	7.98%	35.77%

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	158,062	9,019	24,390	18,767	16,199
Units issued	2,682	188,465	4,092	8,263	3,085
Units redeemed	(150,372)	(39,422)	(19,463)	(2,640)	(517)

Units, end of period	10,372	158,062	9,019	24,390	18,767

Unit value, end of period $	15.14	15.43	14.33	13.26	12.33
Assets, end of period $	157,106	2,439,155	129,256	323,517	231,488
Investment income ratio*	0.41%	3.52%	2.78%	5.97%	5.26%
Total return, lowest to highest**	(1.88%)	4.09% to 7.66%	8.06%	7.54%	9.70% to 12.43%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	9,770	11,641	13,459	15,281	20,496
Units issued	643	3,983	541	379	594
Units redeemed	(256)	(5,854)	(2,359)	(2,201)	(5,809)

Units, end of period	10,157	9,770	11,641	13,459	15,281

Unit value, end of period $	21.87	22.29	20.72	19.18	17.85
Assets, end of period $	222,114	217,852	241,263	258,119	272,726
Investment income ratio*	3.90%	1.92%	4.12%	4.99%	4.69%
Total return, lowest to highest**	(1.92%)	7.59%	8.07%	7.46%	12.45%

	Sub-Account
	Large Cap Growth
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ba)
Units, beginning of period	1,668	1,178	576	237	101
Units issued	1,699	767	1,688	417	189
Units redeemed	(376)	(277)	(1,086)	(78)	(53)

Units, end of period	2,991	1,668	1,178	576	237

Unit value, end of period $	45.56	33.46	28.04	28.27	22.97
Assets, end of period $	136,344	55,847	33,056	16,291	5,454
Investment income ratio*	0.61%	0.05%	0.00%	0.31%	0.82%
Total return, lowest to highest**	36.15%	7.49% to 19.31%	(0.80%)	23.06%	24.69% to 41.05%

(ba)	Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Value
	Year Ended Dec. 31/13 (ag)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,325	1,074	620	422	178
Units issued	2,926	353	956	276	310
Units redeemed	(358)	(102)	(502)	(78)	(66)

Units, end of period	3,893	1,325	1,074	620	422

Unit value, end of period $	21.75	16.20	13.81	14.41	13.18
Assets, end of period $	84,641	21,462	14,830	8,930	5,565
Investment income ratio*	3.52%	0.88%	0.39%	0.82%	1.03%
Total return, lowest to highest**	34.22%	10.97% to 17.29%	(4.11%)	9.27%	19.01% to 27.24%

(ag) Renamed on April 29, 2013. Previously known as Business Opportunity Value.

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	568,585	394,551	504,312	802,573	573,191
Units issued	102,618	220,007	171,543	82,576	288,873
Units redeemed	(139,386)	(45,973)	(281,304)	(380,837)	(59,491)

Units, end of period	531,817	568,585	394,551	504,312	802,573

Unit value, end of period $	18.39	14.51	12.43	13.29	11.41
Assets, end of period $	9,780,876	8,248,307	4,905,842	6,703,568	9,157,825
Investment income ratio*	2.74%	1.68%	1.85%	1.57%	1.28%
Total return, lowest to highest**	26.77%	9.51% to 16.67%	(6.46%)	16.50%	26.59% to 40.08%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	28,457	25,099	23,381	22,149	23,308
Units issued	2,836	4,311	2,499	4,231	8,806
Units redeemed	(1,160)	(953)	(781)	(2,999)	(9,965)

Units, end of period	30,133	28,457	25,099	23,381	22,149

Unit value, end of period $	20.14	15.90	13.63	14.58	12.52
Assets, end of period $	606,938	452,335	342,128	340,892	277,321
Investment income ratio*	2.58%	1.50%	1.80%	1.99%	0.94%
Total return, lowest to highest**	26.72%	16.61%	(6.50%)	16.45%	35.62%

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,423,172	1,038,503	1,301,355	837,827	570,851
Units issued	346,414	515,242	345,463	550,331	384,712
Units redeemed	(216,603)	(130,573)	(608,315)	(86,803)	(117,736)

Units, end of period	1,552,983	1,423,172	1,038,503	1,301,355	837,827

Unit value, end of period $	16.85	14.93	13.34	13.25	11.85
Assets, end of period $	26,169,856	21,243,036	13,853,108	17,243,464	9,931,974
Investment income ratio*	3.07%	2.62%	3.79%	3.50%	5.27%
Total return, lowest to highest**	12.89%	6.76% to 11.90%	0.67%	11.78%	21.41% to 31.35%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	230,822	239,441	249,006	256,294	253,510
Units issued	1,801	1,522	1,924	2,992	23,124
Units redeemed	(7,624)	(10,141)	(11,489)	(10,280)	(20,340)

Units, end of period	224,999	230,822	239,441	249,006	256,294

Unit value, end of period $	22.44	19.90	17.79	17.68	15.82
Assets, end of period $	5,048,408	4,592,077	4,258,264	4,400,961	4,053,664
Investment income ratio*	2.86%	2.28%	3.33%	2.78%	4.49%
Total return, lowest to highest**	12.79%	11.87%	0.63%	11.75%	30.76%

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	231,764	160,667	111,014	54,770	11,323
Units issued	61,958	94,054	87,150	63,991	63,564
Units redeemed	(79,548)	(22,957)	(37,497)	(7,747)	(20,117)

Units, end of period	214,174	231,764	160,667	111,014	54,770

Unit value, end of period $	15.62	15.02	13.84	13.27	12.15
Assets, end of period $	3,346,371	3,481,888	2,223,564	1,473,461	665,378
Investment income ratio*	3.65%	3.29%	5.16%	3.98%	9.89%
Total return, lowest to highest**	3.99%	4.72% to 8.55%	4.27%	9.25%	15.08% to 21.63%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	6,953	7,161	5,741	5,335	24,145
Units issued	69	53	1,761	763	894
Units redeemed	(218)	(261)	(341)	(357)	(19,704)

Units, end of period	6,804	6,953	7,161	5,741	5,335

Unit value, end of period $	21.98	21.16	19.50	18.71	17.14
Assets, end of period $	149,499	147,084	139,604	107,368	91,438
Investment income ratio*	3.50%	2.87%	4.70%	2.91%	2.55%
Total return, lowest to highest**	3.88%	8.52%	4.23%	9.13%	21.71%

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,480,274	1,453,499	1,374,170	1,270,440	897,691
Units issued	340,603	334,817	968,939	566,038	479,069
Units redeemed	(195,059)	(308,042)	(889,610)	(462,308)	(106,320)

Units, end of period	1,625,818	1,480,274	1,453,499	1,374,170	1,270,440

Unit value, end of period $	17.62	14.76	12.96	13.16	11.64
Assets, end of period $	28,643,878	21,845,708	18,831,147	18,083,931	14,788,574
Investment income ratio*	2.71%	2.00%	2.82%	2.84%	4.01%
Total return, lowest to highest**	19.38%	7.98% to 13.91%	(1.55%)	13.04%	23.39% to 35.36%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	105,854	105,925	101,677	100,138	100,452
Units issued	4,817	3,612	7,046	6,832	8,782
Units redeemed	(4,464)	(3,683)	(2,798)	(5,293)	(9,096)

Units, end of period	106,207	105,854	105,925	101,677	100,138

Unit value, end of period $	21.40	17.93	15.74	16.00	14.16
Assets, end of period $	2,272,044	1,897,471	1,667,484	1,626,663	1,417,539
Investment income ratio*	2.54%	1.87%	2.81%	2.47%	3.40%
Total return, lowest to highest**	19.34%	13.87%	(1.60%)	13.02%	33.31%

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	270,413	1,139,379	153,964	79,197	64,876
Units issued	114,596	92,490	1,027,707	88,997	47,142
Units redeemed	(39,635)	(961,456)	(42,292)	(14,230)	(32,821)

Units, end of period	345,374	270,413	1,139,379	153,964	79,197

Unit value, end of period $	16.45	14.92	13.48	13.17	11.90
Assets, end of period $	5,683,325	4,035,304	15,358,416	2,027,303	942,124
Investment income ratio*	3.70%	1.66%	5.20%	3.87%	6.04%
Total return, lowest to highest**	10.26%	5.97% to 10.70%	2.38%	10.69%	19.31% to 27.32%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	45,128	52,235	51,917	51,867	42,377
Units issued	314	858	1,259	1,001	10,587
Units redeemed	(2,190)	(7,965)	(941)	(951)	(1,097)

Units, end of period	43,252	45,128	52,235	51,917	51,867

Unit value, end of period $	22.22	20.16	18.22	17.80	16.10
Assets, end of period $	960,936	909,650	951,447	924,144	835,131
Investment income ratio*	2.93%	2.38%	3.67%	2.72%	5.08%
Total return, lowest to highest**	10.22%	10.67%	2.33%	10.55%	27.26%

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	138,736	70,214	115,650	11,782	41,283
Units issued	22,799	95,530	63,595	107,379	78,745
Units redeemed	(16,744)	(27,008)	(109,031)	(3,511)	(108,246)

Units, end of period	144,791	138,736	70,214	115,650	11,782

Unit value, end of period $	25.23	18.95	16.13	16.48	13.07
Assets, end of period $	3,652,538	2,629,705	1,132,251	1,905,779	154,005
Investment income ratio*	1.18%	1.69%	0.62%	2.22%	0.64%
Total return, lowest to highest**	33.09%	8.00% to 17.54%	(2.14%)	26.06%	29.11% to 42.62%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	8,389	8,644	9,539	10,178	12,269
Units issued	763	245	440	562	994
Units redeemed	(468)	(500)	(1,335)	(1,201)	(3,085)

Units, end of period	8,684	8,389	8,644	9,539	10,178

Unit value, end of period $	38.49	28.93	24.63	25.19	20.00
Assets, end of period $	334,200	242,693	212,875	240,331	203,541
Investment income ratio*	1.08%	1.47%	0.67%	1.05%	1.04%
Total return, lowest to highest**	33.03%	17.48%	(2.25%)	25.98%	36.76%

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	17,793	15,484	12,671	12,510	9,511
Units issued	3,444	5,483	5,515	4,725	7,805
Units redeemed	(7,868)	(3,174)	(2,702)	(4,564)	(4,806)

Units, end of period	13,369	17,793	15,484	12,671	12,510

Unit value, end of period $	68.19	49.83	40.73	44.84	36.43
Assets, end of period $	911,647	886,676	630,691	568,179	455,808
Investment income ratio*	0.07%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	36.84%	8.31% to 22.34%	(9.16%)	23.07%	29.99% to 34.85%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	12,913	13,667	13,851	15,055	18,269
Units issued	557	632	822	1,118	1,670
Units redeemed	(968)	(1,386)	(1,006)	(2,322)	(4,884)

Units, end of period	12,502	12,913	13,667	13,851	15,055

Unit value, end of period $	31.35	22.92	18.75	20.65	16.78
Assets, end of period $	391,932	295,880	256,242	286,016	252,575
Investment income ratio*	0.04%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	36.82%	22.21%	(9.20%)	23.08%	31.35%

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	43,627	35,419	68,428	22,660	11,409
Units issued	3,136	18,031	19,833	55,069	24,863
Units redeemed	(20,437)	(9,823)	(52,842)	(9,301)	(13,612)

Units, end of period	26,326	43,627	35,419	68,428	22,660

Unit value, end of period $	36.05	27.42	22.94	24.10	20.74
Assets, end of period $	949,157	1,196,393	812,525	1,648,879	470,071
Investment income ratio*	1.10%	1.00%	0.57%	3.34%	0.73%
Total return, lowest to highest**	31.47%	12.75% to 19.54%	(4.80%)	16.16%	32.28% to 49.15%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (n)
Units, beginning of period	11,435	15,275	14,468	15,456	—
Units issued	652	829	2,541	1,467	16,343
Units redeemed	(2,433)	(4,669)	(1,734)	(2,455)	(887)

Units, end of period	9,654	11,435	15,275	14,468	15,456

Unit value, end of period $	23.49	17.88	14.96	15.73	13.54
Assets, end of period $	226,791	204,439	228,460	227,611	209,332
Investment income ratio*	1.06%	0.82%	0.77%	2.07%	0.49%
Total return, lowest to highest**	31.39%	19.53%	(4.93%)	16.15%	35.44%

(n) Fund available in prior year but no activity.

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	438,090	491,597	470,488	359,102	362,321
Units issued	759,455	846,867	698,976	550,328	719,950
Units redeemed	(821,330)	(900,374)	(677,867)	(438,942)	(723,169)

Units, end of period	376,215	438,090	491,597	470,488	359,102

Unit value, end of period $	17.37	17.37	17.36	17.35	17.34
Assets, end of period $	6,536,519	7,610,293	8,535,672	8,162,330	6,227,080
Investment income ratio*	0.01%	0.04%	0.00%	0.04%	0.48%
Total return, lowest to highest**	0.01%	0.03%	0.08%	0.03%	0.20% to 0.47%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	74,418	107,837	106,998	129,525	128,986
Units issued	139,128	16,789	11,456	11,284	51,332
Units redeemed	(10,648)	(50,208)	(10,617)	(33,811)	(50,793)

Units, end of period	202,898	74,418	107,837	106,998	129,525

Unit value, end of period $	13.46	13.46	13.46	13.45	13.45
Assets, end of period $	2,730,900	1,001,628	1,451,269	1,438,933	1,741,838
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.20%
Total return, lowest to highest**	0.01%	0.01%	0.07%	0.00%	0.19%

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	65,421	94,037	116,645	81,225	24,905
Units issued	9,457	85,851	27,482	47,755	62,686
Units redeemed	(10,387)	(114,467)	(50,090)	(12,335)	(6,366)

Units, end of period	64,491	65,421	94,037	116,645	81,225

Unit value, end of period $	17.49	16.97	16.87	21.16	18.36
Assets, end of period $	1,127,832	1,110,017	1,586,281	2,468,009	1,491,187
Investment income ratio*	0.62%	0.97%	0.60%	0.89%	1.30%
Total return, lowest to highest**	3.07%	0.58% to 7.03%	(20.27%)	15.25%	28.14% to 59.35%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	4,002	4,502	4,312	4,332	3,577
Units issued	806	140	773	220	1,346
Units redeemed	(869)	(640)	(583)	(240)	(591)

Units, end of period	3,939	4,002	4,502	4,312	4,332

Unit value, end of period $	41.37	40.18	39.97	50.15	43.52
Assets, end of period $	162,934	160,776	179,957	216,262	188,565
Investment income ratio*	0.61%	0.78%	0.51%	0.66%	1.14%
Total return, lowest to highest**	2.97%	0.52%	(20.29%)	15.21%	59.19%

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	30,697	22,685	16,370	8,690	5,802
Units issued	1,874	11,223	8,506	9,377	11,654
Units redeemed	(4,503)	(3,211)	(2,191)	(1,697)	(8,766)

Units, end of period	28,068	30,697	22,685	16,370	8,690

Unit value, end of period $	105.43	105.48	89.90	82.05	63.50
Assets, end of period $	2,959,281	3,238,133	2,039,556	1,343,174	551,907
Investment income ratio*	1.97%	1.96%	1.78%	2.45%	4.29%
Total return, lowest to highest**	(0.05%)	4.78% to 17.33%	9.58%	29.20%	30.26% to 54.31%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	12,592	12,475	13,098	12,592	12,704
Units issued	1,360	1,087	444	1,169	1,781
Units redeemed	(677)	(970)	(1,067)	(663)	(1,893)

Units, end of period	13,275	12,592	12,475	13,098	12,592

Unit value, end of period $	38.08	38.12	32.51	29.70	22.99
Assets, end of period $	505,546	480,041	405,554	388,985	289,444
Investment income ratio*	1.98%	1.77%	1.51%	1.96%	3.53%
Total return, lowest to highest**	(0.10%)	17.26%	9.47%	29.19%	30.17%

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	79,808	65,041	42,266	32,641	24,234
Units issued	13,520	50,315	30,677	16,387	19,828
Units redeemed	(29,421)	(35,548)	(7,902)	(6,762)	(11,421)

Units, end of period	63,907	79,808	65,041	42,266	32,641

Unit value, end of period $	14.24	15.69	14.41	12.85	11.81
Assets, end of period $	910,159	1,252,408	937,609	543,299	385,612
Investment income ratio*	2.70%	1.81%	4.86%	12.47%	9.40%
Total return, lowest to highest**	(9.25%)	4.13% to 8.86%	12.14%	8.82%	10.55% to 19.54%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,816	1,886	1,825	1,761	1,497
Units issued	95	59	832	171	398
Units redeemed	(197)	(129)	(771)	(107)	(134)

Units, end of period	1,714	1,816	1,886	1,825	1,761

Unit value, end of period $	20.69	22.80	20.95	18.70	17.18
Assets, end of period $	35,456	41,406	39,505	34,110	30,248
Investment income ratio*	2.56%	1.76%	3.72%	11.63%	9.20%
Total return, lowest to highest**	(9.28%)	8.86%	12.02%	8.83%	19.47%

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	28,839	16,648	13,853	19,639	18,978
Units issued	6,106	13,942	4,059	7,393	42,811
Units redeemed	(6,006)	(1,751)	(1,264)	(13,179)	(42,150)

Units, end of period	28,939	28,839	16,648	13,853	19,639

Unit value, end of period $	23.78	16.57	14.99	16.24	13.02
Assets, end of period $	688,221	477,746	249,482	224,965	255,779
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	43.55%	1.76% to 10.54%	(7.72%)	24.69%	35.42% to 64.57%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	17,629	21,828	27,956	27,933	31,760
Units issued	1,490	1,582	1,824	3,473	6,540
Units redeemed	(3,139)	(5,781)	(7,952)	(3,450)	(10,367)

Units, end of period	15,980	17,629	21,828	27,956	27,933

Unit value, end of period $	14.26	9.94	9.00	9.75	7.82
Assets, end of period $	227,926	175,190	196,394	272,650	218,621
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	43.52%	10.45%	(7.74%)	24.62%	64.48%

	Sub-Account
	Short Term Government Income Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10 (bf)
Units, beginning of period	47,036	44,778	74,042	—
Units issued	8,005	10,165	9,317	83,678
Units redeemed	(14,117)	(7,907)	(38,581)	(9,636)

Units, end of period	40,924	47,036	44,778	74,042

Unit value, end of period $	10.52	10.60	10.48	10.19
Assets, end of period $	430,654	498,654	469,168	754,552
Investment income ratio*	1.97%	1.71%	1.75%	1.52%
Total return, lowest to highest**	(0.74%)	0.55% to 1.18%	2.83%	1.91%

(bf)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Short Term Government Income Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10 (bf)
Units, beginning of period	36,394	38,074	40,356	—
Units issued	3,266	2,314	7,099	43,587
Units redeemed	(1,632)	(3,994)	(9,381)	(3,231)

Units, end of period	38,028	36,394	38,074	40,356

Unit value, end of period $	10.50	10.59	10.47	10.19
Assets, end of period $	399,419	385,582	398,566	411,062
Investment income ratio*	2.07%	1.65%	2.26%	1.47%
Total return, lowest to highest**	(0.86%)	1.21%	2.77%	1.86%

(bf)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	12,358	8,595	6,726	6,800	13,321
Units issued	4,985	5,077	3,690	1,706	18,171
Units redeemed	(1,542)	(1,314)	(1,821)	(1,780)	(24,692)

Units, end of period	15,801	12,358	8,595	6,726	6,800

Unit value, end of period $	30.46	21.12	18.13	19.45	15.92
Assets, end of period $	481,384	261,066	155,822	130,819	108,283
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	44.22%	4.70% to 16.53%	(6.80%)	22.14%	33.17% to 40.36%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	853	897	1,368	1,285	2,148
Units issued	417	71	158	161	202
Units redeemed	(152)	(115)	(629)	(78)	(1,065)

Units, end of period	1,118	853	897	1,368	1,285

Unit value, end of period $	25.69	17.83	15.31	16.43	13.46
Assets, end of period $	28,691	15,182	13,721	22,471	17,291
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	44.08%	16.47%	(6.81%)	22.08%	34.57%

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	133,813	40,642	122,660	20,653	21,026
Units issued	12,750	99,749	41,298	110,194	42,423
Units redeemed	(29,130)	(6,578)	(123,316)	(8,187)	(42,796)

Units, end of period	117,433	133,813	40,642	122,660	20,653

Unit value, end of period $	24.79	17.87	15.40	16.10	12.74
Assets, end of period $	2,911,545	2,391,062	625,675	1,974,975	263,036
Investment income ratio*	1.55%	2.96%	0.66%	0.97%	0.90%
Total return, lowest to highest**	38.75%	10.12% to 16.06%	(4.37%)	26.43%	26.70% to 35.11%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	5,108	5,537	5,645	6,740	8,191
Units issued	103	130	243	391	846
Units redeemed	(270)	(559)	(351)	(1,486)	(2,297)

Units, end of period	4,941	5,108	5,537	5,645	6,740

Unit value, end of period $	31.10	22.43	19.32	20.24	16.01
Assets, end of period $	153,601	114,552	106,959	114,197	107,917
Investment income ratio*	1.47%	2.02%	1.15%	0.47%	0.84%
Total return, lowest to highest**	38.61%	16.09%	(4.50%)	26.36%	26.64%

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	6,622	5,968	3,707	2,631	15,740
Units issued	47,355	1,423	98,758	1,481	29,648
Units redeemed	(715)	(769)	(96,497)	(405)	(42,757)

Units, end of period	53,262	6,622	5,968	3,707	2,631

Unit value, end of period $	18.97	13.52	11.57	11.94	9.21
Assets, end of period $	1,010,418	89,550	69,052	44,272	24,224
Investment income ratio*	0.51%	0.00%	0.02%	0.00%	0.00%
Total return, lowest to highest**	40.28%	10.99% to 16.88%	(3.13%)	29.71%	27.43% to 41.34%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	3,888	4,345	4,172	4,113	4,444
Units issued	989	266	421	551	649
Units redeemed	(1,588)	(723)	(248)	(492)	(980)

Units, end of period	3,289	3,888	4,345	4,172	4,113

Unit value, end of period $	38.54	27.50	23.54	24.31	18.74
Assets, end of period $	126,761	106,925	102,284	101,420	77,097
Investment income ratio*	0.63%	0.00%	0.10%	0.00%	0.00%
Total return, lowest to highest**	40.16%	16.84%	(3.16%)	29.67%	33.87%

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	8,581	7,038	5,682	5,129	4,288
Units issued	3,879	2,469	2,078	1,484	1,280
Units redeemed	(977)	(926)	(722)	(931)	(439)

Units, end of period	11,483	8,581	7,038	5,682	5,129

Unit value, end of period $	64.51	48.39	41.79	41.32	32.75
Assets, end of period $	740,817	415,214	294,133	234,770	167,996
Investment income ratio*	0.66%	1.00%	0.91%	0.43%	0.76%
Total return, lowest to highest**	33.33%	10.07% to 15.78%	1.15%	26.15%	28.08% to 36.59%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	2,339	2,310	2,163	2,049	4,102
Units issued	2,392	1,733	198	252	1,591
Units redeemed	(2,004)	(1,704)	(51)	(138)	(3,644)

Units, end of period	2,727	2,339	2,310	2,163	2,049

Unit value, end of period $	22.95	17.21	14.88	14.72	11.68
Assets, end of period $	62,567	40,239	34,358	31,836	23,913
Investment income ratio*	0.62%	0.81%	0.84%	0.37%	0.53%
Total return, lowest to highest**	33.31%	15.70%	1.04%	26.10%	28.65%

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	35,450	24,458	22,129	14,175	10,204
Units issued	3,492	127,871	4,454	19,254	5,322
Units redeemed	(2,199)	(116,879)	(2,125)	(11,300)	(1,351)

Units, end of period	36,743	35,450	24,458	22,129	14,175

Unit value, end of period $	22.78	17.30	14.86	15.00	12.36
Assets, end of period $	837,044	613,287	363,493	331,996	175,185
Investment income ratio*	1.78%	0.18%	0.65%	1.51%	0.44%
Total return, lowest to highest**	31.68%	11.42% to 16.41%	(0.94%)	21.39%	27.82% to 35.35%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	9,649	11,407	11,649	11,776	14,462
Units issued	686	786	1,546	1,851	2,711
Units redeemed	(1,623)	(2,544)	(1,788)	(1,978)	(5,397)

Units, end of period	8,712	9,649	11,407	11,649	11,776

Unit value, end of period $	39.90	30.32	26.07	26.31	21.68
Assets, end of period $	347,540	292,480	297,308	306,459	255,268
Investment income ratio*	1.71%	0.26%	0.58%	1.46%	0.39%
Total return, lowest to highest**	31.61%	16.30%	(0.93%)	21.35%	27.69%

	Sub-Account
	Smaller Company Growth Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13 (af)	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09 (ax)
Units, beginning of period	45,010	45,865	44,688	45,193	—
Units issued	732	1,069	42,853	2,133	45,380
Units redeemed	(45,742)	(1,924)	(41,676)	(2,638)	(187)

Units, end of period	—	45,010	45,865	44,688	45,193

Unit value, end of period $	19.23	14.23	12.24	13.16	10.52
Assets, end of period $	—	640,412	561,278	588,313	475,523
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	35.12%	7.90% to 16.27%	(7.04%)	25.12%	5.22%

(af)	Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.
(ax)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Smaller Company Growth Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13 (af)	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09 (ax)
Units, beginning of period	3,180	1,679	3,322	4,016	—
Units issued	45	1,622	138	310	4,320
Units redeemed	(3,225)	(121)	(1,781)	(1,004)	(304)

Units, end of period	—	3,180	1,679	3,322	4,016

Unit value, end of period $	19.19	14.21	12.22	13.16	10.52
Assets, end of period $	—	45,183	20,526	43,717	42,261
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	35.06%	16.22%	(7.10%)	25.04%	5.22%

(af)   Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.

(ax)  Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	Strategic Income Opportunities Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10 (be)	Dec. 31/09
Units, beginning of period	177,119	34,725	22,410	7,408	2,701
Units issued	337,638	417,618	15,955	17,686	5,624
Units redeemed	(278,056)	(275,224)	(3,640)	(2,684)	(917)

Units, end of period	236,701	177,119	34,725	22,410	7,408

Unit value, end of period $	18.22	17.55	15.54	15.22	13.13
Assets, end of period $	4,311,480	3,108,036	539,478	341,040	97,268
Investment income ratio*	5.95%	9.07%	12.57%	14.80%	7.36%
Total return, lowest to highest**	3.81%	7.30% to 12.94%	2.08%	15.91%	18.51% to 26.78%

(be)	Renamed on May 3, 2010. Previously known as Strategic Income Trust.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Income Opportunities Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10 (be)	Dec. 31/09
Units, beginning of period	13,170	13,384	11,607	2,439	7,495
Units issued	617	403	5,160	10,986	52
Units redeemed	(2,267)	(617)	(3,383)	(1,818)	(5,108)

Units, end of period	11,520	13,170	13,384	11,607	2,439

Unit value, end of period $	24.58	23.68	20.98	20.56	17.74
Assets, end of period $	283,198	311,836	280,795	238,694	43,292
Investment income ratio*	5.48%	6.85%	11.52%	26.88%	4.47%
Total return, lowest to highest**	3.82%	12.86%	2.03%	15.89%	26.64%

(be) Renamed on May 3, 2010. Previously known as Strategic Income Trust.
	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	50,602	10,018	7,181	5,247	3,382
Units issued	172,979	127,517	5,492	2,881	2,969
Units redeemed	(207,661)	(86,933)	(2,655)	(947)	(1,104)

Units, end of period	15,920	50,602	10,018	7,181	5,247

Unit value, end of period $	22.27	22.83	21.94	20.39	19.14
Assets, end of period $	354,564	1,155,231	219,717	146,368	100,415
Investment income ratio*	3.15%	1.09%	5.18%	5.21%	5.27%
Total return, lowest to highest**	(2.44%)	2.03% to 4.08%	7.60%	6.49%	4.86% to 6.29%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Return Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	125,330	117,320	106,097	187,153	24,859
Units issued	43,266	59,676	56,501	210,002	216,140
Units redeemed	(51,871)	(51,666)	(45,278)	(291,058)	(53,846)

Units, end of period	116,725	125,330	117,320	106,097	187,153

Unit value, end of period $	17.22	17.57	16.18	15.57	14.46
Assets, end of period $	2,010,204	2,201,829	1,898,381	1,651,112	2,705,660
Investment income ratio*	3.59%	2.12%	4.82%	2.18%	5.59%
Total return, lowest to highest**	(1.98%)	4.25% to 8.57%	3.97%	7.66%	8.24% to 13.71%

	Sub-Account
	Total Return Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	25,157	26,111	31,488	28,377	25,743
Units issued	1,306	1,107	1,923	6,420	8,930
Units redeemed	(3,693)	(2,061)	(7,300)	(3,309)	(6,296)

Units, end of period	22,770	25,157	26,111	31,488	28,377

Unit value, end of period $	28.66	29.26	26.97	25.95	24.11
Assets, end of period $	652,605	735,987	704,145	817,175	684,132
Investment income ratio*	3.08%	1.97%	4.12%	2.45%	4.20%
Total return, lowest to highest**	(2.03%)	8.49%	3.91%	7.64%	13.60%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	10,411	7,841	6,243	4,647	1,449
Units issued	6,921	3,303	2,309	2,347	4,630
Units redeemed	(2,309)	(733)	(711)	(751)	(1,432)

Units, end of period	15,023	10,411	7,841	6,243	4,647

Unit value, end of period $	71.52	53.59	46.38	46.23	39.42
Assets, end of period $	1,074,462	557,974	363,633	288,609	183,219
Investment income ratio*	1.80%	1.77%	1.46%	1.60%	2.45%
Total return, lowest to highest**	33.45%	7.92% to 15.56%	0.33%	17.26%	25.14% to 33.63%

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	8,543	8,946	9,279	8,838	8,030
Units issued	67	3,226	164	903	1,389
Units redeemed	(443)	(3,629)	(497)	(462)	(581)

Units, end of period	8,167	8,543	8,946	9,279	8,838

Unit value, end of period $	21.48	16.10	13.94	13.90	11.86
Assets, end of period $	175,418	137,559	124,712	129,005	104,843
Investment income ratio*	1.43%	1.46%	1.25%	1.41%	1.69%
Total return, lowest to highest**	33.39%	15.50%	0.28%	17.19%	28.86%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Ultra Short Term Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (n)
Units, beginning of period	6,408	159	—
Units issued	13,226	8,455	208
Units redeemed	(5,510)	(2,206)	(49)

Units, end of period	14,124	6,408	159

Unit value, end of period $	10.07	10.07	10.00
Assets, end of period $	142,183	64,514	1,584
Investment income ratio*	1.67%	1.88%	2.22%
Total return, lowest to highest**	(0.02%)	0.17% to 0.66%	0.09%

(n)	Fund available in prior year but no activity.

	Sub-Account
	U.S. Equity Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (g)
Units, beginning of period	62,708	—
Units issued	4,238	65,879
Units redeemed	(3,984)	(3,171)

Units, end of period	62,962	62,708

Unit value, end of period $	13.20	10.28
Assets, end of period $	830,873	644,709
Investment income ratio*	1.74%	2.42%
Total return, lowest to highest**	28.36%	2.81% to 6.03%

(g)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Equity Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (g)
Units, beginning of period	7,490	—
Units issued	222	7,893
Units redeemed	(2,488)	(403)

Units, end of period	5,224	7,490

Unit value, end of period $	13.18	10.28
Assets, end of period $	68,841	76,975
Investment income ratio*	1.68%	2.13%
Total return, lowest to highest**	28.22%	2.77%

(g)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	28,581	75,101	25,062	22,486	19,584
Units issued	6,493	10,023	53,483	7,647	7,501
Units redeemed	(3,801)	(56,543)	(3,444)	(5,071)	(4,599)

Units, end of period	31,273	28,581	75,101	25,062	22,486

Unit value, end of period $	26.50	21.97	19.33	18.10	15.88
Assets, end of period $	828,969	627,938	1,451,912	453,682	357,057
Investment income ratio*	2.23%	2.76%	5.14%	2.60%	4.96%
Total return, lowest to highest**	20.65%	10.75% to 13.63%	6.80%	14.00%	28.79% to 33.58%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	3,458	3,526	3,575	3,624	4,524
Units issued	71	47	58	70	374
Units redeemed	(1,392)	(115)	(107)	(119)	(1,274)

Units, end of period	2,137	3,458	3,526	3,575	3,624

Unit value, end of period $	33.15	27.50	24.19	22.68	19.91
Assets, end of period $	70,782	95,035	85,259	81,064	72,139
Investment income ratio*	1.95%	3.70%	3.79%	2.45%	4.69%
Total return, lowest to highest**	20.57%	13.66%	6.65%	13.92%	33.77%

	Sub-Account
	Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	19,350	10,669	7,383	5,549	4,556
Units issued	8,029	9,613	4,940	3,195	3,288
Units redeemed	(2,761)	(932)	(1,654)	(1,361)	(2,295)

Units, end of period	24,618	19,350	10,669	7,383	5,549

Unit value, end of period $	24.72	18.25	15.53	15.37	12.57
Assets, end of period $	608,489	353,136	165,719	113,505	69,753
Investment income ratio*	0.98%	1.07%	1.24%	1.19%	1.40%
Total return, lowest to highest**	35.44%	6.68% to 17.50%	1.03%	22.30%	33.21% to 45.49%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	10,300	9,858	12,416	13,661	20,879
Units issued	919	951	180	310	1,720
Units redeemed	(2,285)	(509)	(2,738)	(1,555)	(8,938)

Units, end of period	8,934	10,300	9,858	12,416	13,661

Unit value, end of period $	36.16	26.70	22.74	22.52	18.43
Assets, end of period $	323,011	275,039	224,188	279,615	251,718
Investment income ratio*	0.84%	0.85%	0.99%	1.02%	1.25%
Total return, lowest to highest**	35.39%	17.42%	0.98%	22.22%	41.18%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)

These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. When no range is given, the lowest and highest values are the same.

PART C
OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a) Resolution of Board of Directors establishing Separate Account B is incorporated by reference to post-effective amendment number 1, file number 333-157213, filed with the Commission in April 2010.

(b) Not applicable.

(c) (1) Underwriting and Distribution Agreement between John Hancock Life Insurance Company of New York and John Hancock Distributors LLC dated December 1, 2009, incorporated by reference to pre-effective amendment number 1 file number 333-157213, filed with the Commission in April 2010.

(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York and John Hancock Distributors LLC effective August 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to post-effective amendment number 6, file number 333-179571, filed with the Commission in April, 2014.

(d)(1) Specimen Flexible Premium Variable Life Insurance policy, incorporated by reference to pre-effective amendment number 1, file number 333-152408, filed with the Commission on November 10, 2008, form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 2, file number 333-152407 filed with the Commission in April 2010 and forms of Policy Endorsement dated 2010, incorporated by reference to post-effective amendment number 3, file number 333-152408, filed with the Commission on May 28, 2010.

(2) Specimen Change of Life Insured Rider, incorporated by reference to pre-effective amendment number 2, file number 333-152408, filed with the Commission on November 12, 2008.

(3) Specimen Overloan Protection Rider, incorporated by reference to pre-effective amendment number 1, file number 333-152408, filed with the Commission on November 10, 2008.

(4) Specimen Return of Premium Death Benefit Rider, incorporated by reference to pre-effective amendment number 1, file number 333-152408, filed with the Commission on November 10, 2008.

(e)(1) Specimen policy application, incorporated by reference to pre-effective amendment number 1, file number 333-152408, filed with the Commission on November 10, 2008.
(2) Specimen policy application supplement, incorporated by reference to pre-effective amendment number 1, file number 333-152408, filed with the Commission on November 10, 2008.

(f) (1) Declaration of Intention and Charter of First North American Life Assurance Company dated January 30, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.

(a) Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company dated March 6, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.

(b) Certificate of Amendment of the Declaration of Intention and Charter of the The Manufacturers Life Insurance Company of New York dated October 1, 1997, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.

(c) Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York dated January 1, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-127543, filed with the Commission on November 16, 2005.

(d) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated July 26, 2006, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.

(e) Certificate of Amendment of the Declaration of Intention and Charter approved on August 20, 1997, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(f) Certificate of Amendment of the Declaration of Intention and Charter approved on August 28, 2002, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(g) Certificate of Amendment of the Declaration of Intention and Charter approved on November 20, 2009, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(2) By-laws of the John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York), incorporated by reference to Exhibit (6)(B) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

(a) Amendment to the By-Laws and Charter of John Hancock Life Insurance Company of New York dated November 17, 2005, incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.

(b) Amended and Restated By-Laws of John Hancock Life Insurance Company of New York dated December 14, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(g)(1) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Optimum Re Insurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152408, filed with the Commission on November 21, 2008.

(2) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Transamerica Financial Life Insurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152408, filed with the Commission on November 21, 2008.

(3) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Munich American Reassurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152408, filed with the Commission on November 21, 2008.

(4) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Generali USA Life Reassurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152408, filed with the Commission on November 21, 2008.

(5) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Hannover Life Reassurance Company of America, incorporated by reference to pre-effective amendment number 2, file number 333-152408, filed with the Commission on November 21, 2008.

(6) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Swiss Re Life & Health America Inc., incorporated by reference to pre-effective amendment number 2, file number 333-152408, filed with the Commission on November 21, 2008.

(7) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Hanover Life Reassurance Company of America, incorporated by reference to post-effective amendment number 5, file number 333-179571, filed with the Commission on December 6, 2013.

(8) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Generali USA Life Reassurance Company of America, incorporated by reference to post-effective amendment number 5, file number 333-179571, filed with the Commission on December 6, 2013.

(9) Reinsurance Agreement between John Hancock Life Insurance Company of New York and RGA Reinsurance Company, incorporated by reference to post-effective amendment number 5, file number 333-179571, filed with the Commission on December 6, 2013.

(h) (1) Participation Agreement among The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.

(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(i) (1) Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) dated January 1, 2001, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.

(a) Amendment No. 1 to Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York effective May 1, 2005, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.

(2) Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated October 1, 1997, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.

(a) Amendment No. 1 to Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated August 31, 2000, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.

(j) Not Applicable.

(k) Opinion and consent of counsel for John Hancock Life Insurance Company of New York, incorporated by reference to pre-effective amendment number 2, file number 333-152408, filed with the Commission on November 21, 2008.

(l) Not Applicable.

(m) Not Applicable.

(n) Consents of Independent Registered Public Accounting Firm, filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.

(o) Not Applicable.

(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies, incorporated by reference to pre-effective amendment number 1, file number, 333-33504 filed with the Commission on May 3, 2001.

(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179571, filed with the Commission April 25, 2013.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

Name and Principal Business Address	Position with Depositor
Craig Bromley 601 Congress Street Boston, MA 02210	Director, Chairman and President
Thomas Borshoff 536 Stone Road Pittsford, NY 14534	Director
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Michael Doughty 197 Clarendon Street Boston, MA 02116	Director

Name and Principal Business Address	Position with Depositor
Ruth Ann Fleming 205 Highland Avenue Short Hills, NJ 07078	Director
James D. Gallagher 601 Congress Street Boston, MA 02210	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President and Chief Investment Officer
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
John G. Vrysen 601 Congress Street Boston, MA 02210	Director and Senior Vice President

Executive Vice Presidents
James D. Gallagher*	and General Counsel
Michael Doughty**
Steven Finch*	and Chief Financial Officer
Scott S. Hartz**	and Chief Investment Officer – US Investments

Senior Vice Presidents
Andrew G. Arnott*
Kevin J. Cloherty*
Barry Evans****
Peter Gordon*
Brian Heapps**
Gregory Mack*
Janis K. McDonough*****
H. Steven Moore****	and Treasurer
James O’Brien †††
Sebastian Pariath*	and Head of Operations and Chief Information Officer
Timothy W. Ramza*
Alan R. Seghezzi**
Anthony Teta**
Brooks Tingle**

Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
John C.S. Anderson**
Roy V. Anderson*
Abigail M. Armstrong**
Kevin Askew*****
Ann E. Birle*****
Stephen J. Blewitt**
Robert Boyda**
David Campbell***
Bob Carroll**
Rick A. Carlson*
Brian Collins*
John J. Danello*
Brent Dennis**
Robert Donahue****
Paul Gallagher*
Ann Gencarella**
Richard Harris***	and Appointed Actuary
John Hatch*
Eugene Xavier Hodge, Jr.*

Name and Principal Business Address	Position with Depositor
James C. Hoodlet**
Roy Kapoor****
Mitchell Karman*	and Chief Compliance Officer & Counsel
Frank Knox*	and Chief Compliance Officer – Retail Funds/Separate Accounts*
Hung Ko***	Vice President, Treasury
Robert Leach*
Scott Lively*
Nathaniel I. Margolis**
Cheryl Mallett****
John B. Maynard*
Karen McCafferty*
Scott A. McFetridge**
William McPadden**
Maureen Milet**	and Chief Compliance Officer – Investments
Scott Morin*
Jeffrey H. Nataupsky*
Scott Navin**
Betty Ng***
Nina Nicolosi*
Jacques Ouimet**
Jeffrey Packard**
Gary M. Pelletier**
Tracey Polsgrove*
Krishna Ramdial****	Vice President, Treasury
S. Mark Ray**
Jill Rebman***
George Revoir*
Mark Rizza*
Andrew Ross****
Lisa Anne Ryan †††
Thomas Samoluk*
Martin Sheerin*
Gordon Shone*
Rob Stanley*
Tony Todisco*****
Simonetta Vendittelli*****	and Controller
Peter de Vries***
Linda A. Watters*
Jeffery Whitehead*
Henry Wong**
Leo Zerilli*

Assistant Vice Presidents
Cathy Addison
Joanne Adkins
Stacey Agretelis
Patricia L. Allison
Eynshteyn Averbukh
Jack Barry
Naomi S. Bazak
P. J. Beltramini
William D. Bertrand
Daniel C. Budde
Jennifer Toone Campanella
Suzanne Cartledge
Tabitha Chinniah
Anjali Chitre
Catherine Collins

Name and Principal Business Address	Position with Depositor
Thomas D. Crohan
Diane Cronin
Jaime Hertel Dasque
Lorn C. Davis
Todd D. Emmel
Allan M. Fen
Paul A. Fishbin
Michael A. Foreman
Arthur Francis
Philip W. Freiberger
Scott B. Garfield
John M. Garrison
Keith Gendron
William A. Gottlieb
Gerald C. Hanrahan, Jr.
Teresa S. Hayes
Charles Whitney Hill
Recep C. Kendircioglu
Bruce Kinna
Sally Kwan
Brigitte Labreche
Thomas Loftus
Timothy J. Malik
Robert Maulden
Kathleen E. McDonough
Reid W. McLay
Pamela Memishian
John P. Monahan
Geoffrey Norris
John O’Connor
E. David Pemsteim
Charlie Philbrook	and Chief Risk Officer
David Pickett
Michael A. Pirrello
Malcolm Pittman
Jason M. Pratt
David P. Previte
Malcolm Quinn
Hilary Quosai
Kathryn Riley
Josephine M. Rolka
Timothy A. Roseen
Louise Santosuosso
Eileen Schindler	and Chief Accountant
Mark Shannon
Susan Simi
Debbie Stickland
Michael Traynor
Joan Marie Uzdavinis
John Wallace
Sean A. Williams
Jennifer L Wilson
Sameh Youssef
Aleksandar Zivanovic

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 380 Stuart Street, Boston, MA 02116

†Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221

††Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515

†††Principal Business is 200 Berkeley Street, Boston, MA 02116

††††Principal Business is 101 Huntington Avenue, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

On the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2013

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Investment Management Services, LLC F2 (Delaware)
4.76%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
95%
PT Asuransi Jiwa Manulife Indonesia F1 (Indonesia)
PT Manulife Asset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
97.4%
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Indirect Control
Direct Control

F1 The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

F2 The remaining 4.76% equity of John Hancock Investment Management Services, LLC is indirectly held by John Hancock Subsidiaries LLC

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Separate Account S	Principal Underwriter
John Hancock Variable Life Separate Account U	Principal Underwriter
John Hancock Variable Life Separate Account V	Principal Underwriter
John Hancock Variable Life Separate Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter

Name of Investment Company	Capacity in Which Acting
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC and the following comprise the Board of Managers and Officers of John Hancock Distributors LLC.

Name	Title
Michael Doughty**	Chairman, Director
Steven Finch*	Director
James C. Hoodlet**	Director
George Revoir*	Director, President and Chief Executive Officer
Al Seghezzi**	Director
Christopher Walker***	Director, Vice President, Investments
Emanuel Alves*	Secretary
H. Steven Moore****	Senior Vice President, Treasurer
Brian Collins*	Vice President, US Taxation
Kris Ramdial****	Vice President, Treasury
Jeffrey H. Long*	Assistant Vice President, Chief Financial Officer and Financial Operations Principal
Michael Mahoney*	Assistant Vice President and Chief Compliance Officer
David Pickett*	Assistant Vice President and General Counsel

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, canceled stock certificates. John Hancock (at the same address), in its capacity as Registrant’s depositor, and John Hancock Life Insurance Company of New York (at the same address), in its capacities as Registrant’s investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company of New York hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 25th day of April, 2014.

John Hancock Life Insurance Company of New York Separate Account B

(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

By: /s/ Craig Bromley

Craig Bromley
Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

(Depositor)

By: /s/ Craig Bromley

Craig Bromley

Principal Executive Officer

Signatures

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 25th day of April, 2014.

Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer

* Craig Bromley	Director

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Ruth Ann Fleming	Director

* Michael Doughty	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex E. Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

SUPPLEMENT DATED APRIL 30, 2014

TO

PROSPECTUSES DATED APRIL 30, 2014 OR LATER

This Supplement is to be distributed with certain prospectuses dated April 30, 2014 or later for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life”, “Protection Variable Universal Life”, and “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

M Capital Appreciation

M International Equity

M Large Cap Growth

M Large Cap Value

VL M SUPP (4/2014)